As Filed with the Securities and Exchange Commission on January 25, 2010
REGISTRATION NO. 333-14927
REGISTRATION NO. 811-7883

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 32
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
Amendment No. 32
ICON Funds
(Exact Name of Registrant as Specified in Charter)
5299 DTC Boulevard, Suite 1200
Greenwood Village, Colorado 80111
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (303) 790-1600
Donald Salcito, Esq.
5299 DTC Boulevard, Suite 1200
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☑ immediately upon filing pursuant to paragraph (b)
☐ on                      pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on                      pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on                      pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
ICON FUNDS CLASS A SHARES
JANUARY 25, 2010

ICON ASIA-PACIFIC REGION FUND	IPCAX
ICON CORE EQUITY FUND	ICNAX
ICON EQUITY INCOME FUND	IEQAX
ICON EUROPE FUND	IERAX
ICON INTERNATIONAL EQUITY FUND	IIQAX
ICON LONG/SHORT FUND	ISTAX
ICON RISK-MANAGED EQUITY FUND	IOCAX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

1-800-764-0442  •  www.iconfunds.com

Fund Summaries	2
ICON Asia-Pacific Region Fund	2
ICON Core Equity Fund	7
ICON Equity Income Fund	11
ICON Europe Fund	16
ICON International Equity Fund	21
ICON Long/Short Fund	25
ICON Risk-Managed Equity Fund (formerly ICON Income Opportunity Fund)	30

More About Fund Summaries Risks	35

More About Investment Strategies and Risks	36

The Funds’ Investment Manager	44

About Your Investment	48
Your Share Price	48
Investing in the ICON Funds	50
Classes of Shares, Sales Charge and Distribution Arrangements	53
Opening an Account	60
Doing Business with the ICON Funds	64
Redeeming Shares	66
Transaction Policies	69
For More Information About Your Account	73
Establishing Additional Services	74

Dividends and Other Distributions	75

Taxes	76

Financial Highlights	77

ICON Funds Privacy Information	84

Fund Summaries

ICON Asia-Pacific Region Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 53 of the Fund’s prospectus, and in “Sales Charge” on page 62 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	4.64%
Total Annual Fund Operating Expenses	5.89%
Expense Reimbursements	(4.07)%
Total Annual Fund Operating Expenses[1]	1.82%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

2 Fund Summaries — Asia-Pacific Region Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$749	$1,115	$1,504	$2,589

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 171.05% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities in the Asia-Pacific Region. Foreign equity securities in the Asia-Pacific Region include securities of issuers, wherever organized, whose securities are traded principally on a recognized stock exchange or over-the-counter market in the countries listed in the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) Asia and AC Pacific Indexes. The Asia-Pacific Region includes the following countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks. Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and

Fund Summaries — Asia-Pacific Region Fund 3

lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Geographic Risk. The Fund will be more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia-Pacific region than a fund that is more geographically diversified. The Asia-Pacific region includes countries in all stages of economic development; however, it has a higher prevalence of “emerging market” countries as compared to other regions of the world. Such emerging countries can be characterized as having less-developed legal and financial structures, over-extensions of credit, currency devaluations and restrictions, high inflation and unemployment. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies which are inherently more volatile and less liquid than larger comparables. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region.

Non-Diversified Portfolio Risk. The ICON Asia-Pacific Region Fund is “non-diversified” which means that a Fund may own larger positions in a smaller number of securities than funds that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of a diversified fund.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies, which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Performance History

The following information illustrates the risks of investing in the Fund’s Class A shares by showing changes in the Class’ performance from year to year and by showing how the Class’ average annual returns compare to those of an

4 Fund Summaries — Asia-Pacific Region Fund

unmanaged securities index. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class A Shares

Best Quarter: Q2 2009 35.82%     Worst Quarter: Q3 2008 -25.14%

Fund Summaries — Asia-Pacific Region Fund 5

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception		Since
	Date	1 Year	Inception
ICON Asia-Pacific Region Fund Class A	5/31/2006

Return Before Taxes		51.96%	-0.91%

Return After Taxes on Distributions		51.34%	-2.03%

Return After Taxes on Distributions and Sale of Fund Shares		33.93%	-1.06%

MSCI All Country Pacific Index (reflects no deduction for fees, expenses, or taxes)		35.76%	0.21%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Michael “Mick” Kuehn is the Portfolio Manager and has managed the Fund since January 2009.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6 Fund Summaries — Asia-Pacific Region Fund

ICON Core Equity Fund

Investment Objective/Goals

Seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 53 of the Fund’s prospectus, and in “Sales Charge” on page 57 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.43%
Total Annual Fund Operating Expenses	2.43%

Fund Summaries — Core Equity Fund 7

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$807	$1,289	$1,796	$3,182

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 208.48% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value, with a secondary objective of capital preservation to provide long-term growth. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks. Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies. which in turn may also involve greater risk of loss and price

8 Fund Summaries — Core Equity Fund

fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Performance History

The following information illustrates the risks of investing in the Fund’s Class A shares by showing changes in the Class’ performance from year to year and by showing how the Class’ average annual returns compare to those of an unmanaged securities index. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class A Shares

Best Quarter: Q2 2009 18.88%     Worst Quarter: Q4 2008 -29.40%

Fund Summaries — Core Equity Fund 9

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception		Since
	Date	1 Year	Inception
ICON Core Equity Fund Class A	5/31/2006

Return Before Taxes		16.75%	-10.55%

Return After Taxes on Distributions		16.52%	-11.37%

Return After Taxes on Distributions and Sale of Fund Shares		11.03%	-8.70%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	-1.37%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Zach Jonson is the Portfolio Manager and has managed the Fund since January 2007.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10 Fund Summaries — Core Equity Fund

ICON Equity Income Fund

Investment Objective/Goals

Seeks modest capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 53 of the Fund’s prospectus, and in “Sales Charge” on page 57 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	4.68%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	5.73%
Expense Reimbursements	(4.22)%
Total Annual Fund Operating Expenses[1,2]	1.51%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.45%. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the Operating Expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Fund Summaries — Equity Income Fund 11

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$720	$1,025	$1,351	$2,273

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148.56% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization, including convertible and preferred securities, and in securities issued by dividend-paying companies. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. The Fund generally invests in U.S. Government agencies or government sponsored enterprises and investment-grade securities, although the Fund may invest up to 25% of its total assets in lower-rated securities.

Principal Investment Risks. Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a convertible security can cause a convertible security’s price to fall, potentially lowering the Fund’s share price.

12 Fund Summaries — Equity Income Fund

Changes in Debt Ratings. If a rating agency gives a convertible security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

Interest Rate Risk. Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer maturities tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater potential for capital appreciation than larger and more established companies. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Government Agency Securities Risk. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“Ginnie Mae”) is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public

Fund Summaries — Equity Income Fund 13

information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Performance History

The following information illustrates the risks of investing in the Fund’s Class A shares by showing changes in the Class’ performance from year to year and by showing how the Class’ average annual returns compare to those of an unmanaged securities index. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class A Shares

Best Quarter: Q3 2009 19.89%     Worst Quarter: Q4 2008 -22.71%

14 Fund Summaries — Equity Income Fund

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception		Since
	Date	1 Year	Inception
ICON Equity Income Fund Class A	5/31/2006

Return Before Taxes		22.60%	-2.42%

Return After Taxes on Distributions		21.20%	-3.93%

Return After Taxes on Distributions and Sale of Fund Shares		15.38%	-2.32%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	-1.37%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Derek Rollingson is Senior Vice President of Investments, Director of Research, and the Portfolio Manager and has managed the Fund since October 2002.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income, if any, quarterly, and to distribute any net capital gains annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Equity Income Fund 15

ICON Europe Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 53 of the Fund’s prospectus, and in “Sales Charge” on page 62 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	9.90%
Total Annual Fund Operating Expenses	11.15%
Expense Reimbursements	(9.33)%
Total Annual Fund Operating Expenses[1]	1.82%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

16 Fund Summaries — Europe Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$749	$1,115	$1,504	$2,589

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129.97% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities in the European region. Foreign equity securities in the European region include securities of issuers wherever organized, whose securities are traded principally on a recognized stock exchange or over-the-counter market in the countries listed in the Morgan Stanley Capital International (“MSCI”) Europe Index. The European Region includes the following countries: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Poland, Portugal, Spain, the Netherlands, Norway, Sweden, Switzerland, and the United Kingdom. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks. Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Non-Diversified Portfolio Risk. The ICON Europe Fund is “non-diversified” which means that a Fund may own larger positions in a smaller number of

Fund Summaries — Europe Fund 17

securities than funds that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of a diversified fund.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Geographic Risk. The Fund will be more susceptible to the economic, market, political and local risks of the European region than a fund that is more geographically diversified. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union, which imposes restrictions on inflation rates, deficits and debt levels. Unemployment in Europe has historically been high. Many Eastern European countries continue to move toward market economies, however, their markets remain relatively underdeveloped.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

18 Fund Summaries — Europe Fund

Performance History

The following information illustrates the risks of investing in the Fund’s Class A shares by showing changes in the Class’ performance from year to year and by showing how the Class’ average annual returns compare to those of an unmanaged securities index. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class A Shares

Best Quarter: Q2 2009 22.68% Worst Quarter: Q3 2008 -24.13%

Fund Summaries — Europe Fund 19

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception		Since
	Date	1 Year	Inception
ICON Europe Fund Class A	5/31/2006

Return Before Taxes		26.78%	-5.50%

Return After Taxes on Distributions		26.62%	-6.68%

Return After Taxes on Distributions and Sale of Fund Shares		17.51%	-4.92%

MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)		36.82%	-0.05%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Scott Snyder is the Portfolio Manager and has managed the Fund since November 2005.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

20 Fund Summaries — Europe Fund

ICON International Equity Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 53 of the Fund’s prospectus, and in “Sales Charge” on page 62 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and /or Service (12b-1) Fees	0.25%
Other Expenses	0.83%
Total Annual Fund Operating Expenses	2.08%
Expense Reimbursements	(0.28)%
Total Annual Fund Operating Expenses[1]	1.80%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Fund Summaries — International Equity Fund 21

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$747	$1,109	$1,494	$2,569

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 182.73% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks. Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may offer greater risk of loss and price fluctuation.

22 Fund Summaries — International Equity Fund

The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund’s Class A shares by showing changes in the Class’ performance from year to year and by showing how the Class’ average annual returns compare to those of an unmanaged securities index. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class A Shares

Best Quarter: Q2 2009 29.04% Worst Quarter: Q3 2008 -26.06%

Fund Summaries — International Equity Fund 23

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception		Since
	Date	1 Year	Inception
ICON International Equity Fund Class A	5/31/2006

Return Before Taxes		47.72%	-2.42%

Return After Taxes on Distributions		47.15%	-3.65%

Return After Taxes on Distributions and Sale of Fund Shares		31.20%	-2.36%

MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		42.16%	1.44%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Scott Snyder is the Portfolio Manager and has managed the Fund since November 2005.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

24 Fund Summaries — International Equity Fund

ICON Long/Short Fund

Investment Objective/Goals

Seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 53 of the Fund’s prospectus, and in “Sales Charge” on page 57 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and /or Service (12b-1) Fees	0.25%
Other Expenses	1.54%
Total Annual Fund Operating Expenses	2.64%
Expense Reimbursements	(0.58)%
Total Annual Fund Operating Expenses[1]	2.06%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage dividends on short sales and extraordinary expenses) to an annual rate for Class A of 1.55%. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Fund Summaries — Long/Short Fund 25

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$772	$1,184	$1,620	$2,827

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131.79% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It invests in equity securities of companies of any market capitalization and traded in U.S. markets. The Fund will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Each long or short position will be determined by considering the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio.

Principal Investment Risks. Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Short Sale Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the

26 Fund Summaries — Long/Short Fund

value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Fund Summaries — Long/Short Fund 27

Performance History

The following information illustrates the risks of investing in the Fund’s Class A shares by showing changes in the Class’ performance from year to year and by showing how the Class’ average annual returns compare to those of an unmanaged securities index. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class A Shares

Best Quarter: Q2 2009 12.47% Worst Quarter: Q4 2008 -20.05%

28 Fund Summaries — Long/Short Fund

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception		Since
	Date	1 Year	Inception
ICON Long/Short Fund Class A	5/31/2006

Return Before Taxes		14.99%	-7.00%

Return After Taxes on Distributions		14.75%	-7.51%

Return After Taxes on Distributions and Sale of Fund Shares		10.08%	-5.87%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	-1.37%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Todd Burchett is the Portfolio Manager and has managed the Fund since May 2007.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Long/Short Fund 29

ICON Risk-Managed Equity Fund

(Formerly, ICON Income Opportunity Fund)

Investment Objective/Goals

Seeks modest capital appreciation and to maximize realized gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 53 of the Fund’s prospectus, and in “Sales Charge” on page 57 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and /or Service (12b-1) Fees	0.25%
Other Expenses	1.87%
Total Annual Fund Operating Expenses	2.87%
Expense Reimbursements	(1.38)%
Total Annual Fund Operating Expenses[1]	1.49%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.45%. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

30 Fund Summaries — Risk-Managed Equity Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$718	$1,109	$1,341	$2,252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194.31% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It seeks modest capital appreciation by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. To manage the risk of holding equity securities, the Fund may write call options or purchase puts on the securities in the portfolio or indexes. The Fund may also purchase exchange traded funds and other derivatives.

Principal Investment Risks. Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Options Risk. Investments in call options involve certain risks. These risks include:

•	Limited Gains. By selling a call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock or index. While the Fund receives a premium for writing the call option, the price the Fund realizes from

Fund Summaries — Risk-Managed Equity Fund 31

the sale of stock or exposure to the underlying index upon exercise of the option could be substantially below its prevailing market price.

•	Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•	Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund may generally hold the stocks or exposure to the index underlying the option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities. This risk is less likely to be prevalent on options that are written on an index.

Tax Consequences. The sale of call options generates premiums. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times. While the Fund intends to make quarterly distributions of income (versus capital gains), if any, cash flow may impair its ability to do so. In the event cash flow indicates that a distribution could result in a return of capital or an inappropriate distribution of capital gain, ICON, subject to ratification by the Board, may decide to limit or eliminate the distribution for one or more periods.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies, which may involve greater risk of loss and price fluctuation than larger and more established companies. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public

32 Fund Summaries — Risk-Managed Equity Fund

information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund’s Class A shares by showing changes in the Class’ performance from year to year and by showing how the Class’ average annual returns compare to those of an unmanaged securities index. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class A Shares

Best Quarter: Q2 2009 11.36% Worst Quarter: Q1 2009 -15.15%

Fund Summaries — Risk-Managed Equity Fund 33

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception		Since
	Date	1 Year	Inception
ICON Risk-Managed Equity Fund Class A	5/31/2006

Return Before Taxes		9.41%	-0.10%

Return After Taxes on Distributions		9.19%	-2.09%

Return After Taxes on Distributions and Sale of Fund Shares		6.31%	-1.08%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	-1.37%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Robert Straus is the Portfolio Manager and has managed the Fund since October 2002. Mr. Straus is the Senior Vice President of Investments and the Chief Investment Officer for the Funds.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

34 Fund Summaries — Risk-Managed Equity Fund

More About Fund Summaries

The Funds’ investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in each “Fund Summaries” section of the Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of the Prospectus.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (where applicable) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

•	The unmanaged Morgan Stanley Capital International (“MSCI”) All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

•	The unmanaged MSCI Europe Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float and maximum cross-ownership.

•	The MSCI All Country World Index ex-United States (ACWI ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

•	The unmanaged Standard & Poor’s Composite 1500 (“S&P Composite 1500”) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

Factset Research Systems, Inc. (“FactSet”) and Bloomberg are the sources for the index returns included in this Prospectus.

More About Fund Summaries 35

More About Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the ICON Class A Shares

ICON Advisers, Inc. (“ICON”), the Funds’ investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that our methodology suggests are underpriced relative to our calculation of intrinsic value. Our combination of industry rotation and bottom-up valuation of equity investments distinguishes us from other investment managers.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these fundamentals to analyze hundreds of companies included in approximately 150 separate industries, that change over time, and nine basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We then compare our valuation of a security to its current market price to arrive at a “value-to-price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries.

We believe that the market goes through themes over time. Themes are defined simply: stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell industries we believe are overpriced and buy industries we believe are underpriced, as identified by our valuation model, to capture developing industry and sector themes without restrictions on market capitalization.

We compute a value-to-price ratio for the international securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

36 More About Investment Strategies and Risks

In addition to identifying industries over- or underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average market performance or leadership against the current market.

We focus on industry and sector rotation within the marketplace and buy underpriced securities in specific industries, sectors, and countries when our system indicates they are on sale and poised to assume market leadership. We compute a value-to-price ratio for the foreign securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

We view the bond market as an asset class with different sectors defined by duration and quality. We believe that bonds in sectors that were leaders become overpriced relative to intrinsic value, and bonds in sectors that were not in favor drop below intrinsic value. We sell sectors we believe are overpriced and buy sectors we believe are underpriced to attempt to capture developing themes. Bond investments are based on valuation and not on economic or interest rate forecasts. We determine valuation using interest and principal payments which are discounted to present value. We compare this valuation to the current market price to determine which bonds are underpriced or overpriced.

Multi-Cap Approach

Many investment managers characterize their style as falling into one of six style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap) and by style (either value or growth). The ICON Funds are managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The ICON Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAIs.

Other Portfolio Investments and Strategies

Foreign Securities. The ICON Core Equity Fund, ICON Equity Income Fund, ICON Long/Short Fund, and the ICON Risk-Managed Equity Income Fund (collectively, the “ICON Diversified Funds”) may invest up to 20% of their net assets in foreign securities. The ICON International Funds normally invest at

More About Investment Strategies and Risks 37

least 80% of their net assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. For the purpose of the ICON Diversified Funds, ADRs are not considered foreign securities for purposes of the 20% limit stated above for the funds under foreign securities. ADRs are considered foreign securities for the purpose of the ICON International Fund’s 80% threshold.

Fixed-Income Securities. While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that pay interest or dividends and are convertible into common stock or their equivalent value at maturity. These securities have the potential to offer both current income and capital appreciation. To pursue current income, the Fund may buy convertible debt instruments that entitle the Fund to receive regular interest payments. Preferred stock entitles the Fund to receive regular dividend payments. Convertible securities may also appreciate in value because, if the underlying common stock increases in value, the holder of the convertible security can exchange it for common stock and benefit from the appreciation in the stock’s value.

Credit Ratings. Many convertible securities are assigned credit ratings by agencies such as S&P or Moody’s that evaluate the quality of these securities. Securities with a credit rating of BBB, Baa or higher are generally considered investment grade. Lower rated securities, often called “high yield” securities, are rated BB or Ba or lower at the time of purchase or the

38 More About Investment Strategies and Risks

unrated equivalent as determined by ICON. Because their issuers may be at an early stage of development or have been unable to repay past debts, these lower rated securities typically must offer higher yields than investment-grade securities to compensate investors for greater credit risk.

Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, forward contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, and foreign currencies. The Funds have limits on the use of derivatives and, except for the ICON Risk-Managed Equity Fund, are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

More About Investment Strategies and Risks 39

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains out to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Securities Lending. The Funds may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested by our securities lending agent. There are various risks in the process of securities lending. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the securities or gaining access to the collateral. There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral invested may lose money. In short, as a result of securities lending, the Fund may lose money thereby reducing returns and decreasing performance.

40 More About Investment Strategies and Risks

More About Risk

These Funds are mutual funds — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Funds’ investments are subject to changes in their value from a number of factors, including:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may overweight industries within various sectors and may invest up to 25% of a Fund’s total assets in a single industry .. The fact that a Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. This overweighting means a Fund may be less diverse and more volatile than its benchmark.

Emerging Market Risk. While the ICON International Funds expect to invest a substantial portion of their assets in the securities of issuers located in developed countries, such Funds may also invest in the securities of issuers located in emerging countries. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies in emerging markets may have more volatile share prices and be less liquid than those of securities issued by companies in more developed countries.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments. These risks include:

Market Risk. Foreign markets have less trading volume than U.S. markets, are not generally as liquid, and may be more volatile than those in the United States. In markets where trading volume has increased, some markets do not have the technology to handle increased orders from online trades or otherwise. Brokerage commissions and other transaction costs are generally higher than in the United States and settlement periods may be longer.

Regulatory Risk. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less

More About Investment Strategies and Risks 41

public information about foreign companies. Foreign regulatory bodies are not always independent, and have far fewer resources to monitor illegal or improper activity than in the U.S. Also, accounting, auditing, and financial reporting standards may be less uniform than in the U.S. and, in many cases less transparent. The differences in the financial standards could have a material impact on the integrity of the financial data released by foreign companies to the public. The corporate governance standards which help ensure the integrity of public information in the U.S. do not exist in foreign countries.

Exchange control regulations or currency restrictions could prevent cash from being brought back into the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may also be subject to withholding taxes in foreign countries and could experience difficulty in pursuing legal remedies and collecting judgments.

Currency Risk. The ICON International Funds receive substantially all of their revenue in foreign currencies and the net asset values of such Funds will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

Political Risk. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.

Company Risk. The stocks in the Funds ’ portfolios may not perform as expected. Factors that can negatively affect a particular stock’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments. The Funds’ investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

42 More About Investment Strategies and Risks

Interest Rate Risk. When interest rates change, the value of a Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

More About Investment Strategies and Risks 43

The Funds’ Investment Manager

Management and Administrative Fees

ICON serves as investment adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2009, ICON Advisers had $2.7 billion in total assets under management. Assets under management include mutual fund assets of approximately $1.8 billion and assets in mutual fund allocation portfolios and subadvisory relationships of approximately $0.7 billion that invest in and are already included in the ICON Funds’ mutual fund assets. Total assets under management include mutual fund assets, assets in mutual fund allocation portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

ICON receives a management fee for managing each Fund’s investments. For the fiscal year ended September 30, 2009, each Fund paid an annual management fee equal to the following percentage of the respective Fund’s average daily net assets:

Asia-Pacific Region Fund	1.00%
Core Equity Fund	0.75%
Equity Income Fund	0.75%
Europe Fund	1.00%
International Equity Fund	1.00%
Long/Short Fund	0.85%
Risk-Managed Equity Fund	0.75%

ICON also provides administrative services to the Funds. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on assets over $5 billion.

44 The Funds’ Investment Manager

A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2009.

Investment Committee Members — Portfolio Managers

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Investment Committee member assigned to the relevant sector, country or Fund. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the securities within the sector.

The primary Portfolio Manager(s) for each Fund are:

Fund	Portfolio Manager	Tenure

ICON Asia-Pacific Region Fund	Michael “Mick” Kuehn, CFA	Since January 2009
ICON Core Equity Fund	Zach Jonson	Since January 2007
ICON Equity Income Fund	Derek Rollingson	Since October 2002
ICON Europe Fund	Scott Snyder, CFA	Since November 2005
ICON International Equity Fund	Scott Snyder, CFA	Since November 2005
ICON Long/Short Fund	Todd Burchett, CFA	Since May 2007
ICON Risk-Managed Equity Fund	Robert Straus, CFA CMT	Since October 2002

In addition to Dr. Craig Callahan, the ICON Investment Committee includes the following members:

Todd Burchett, CFA, joined ICON in 2005 as a Research Analyst and was named a Portfolio Manager to the Investment Committee in 2006. Mr. Burchett received an MBA and MS from The Ohio State University and a bachelor of arts degree in economics from Stanford University. He is certified by the Global Association of Risk Professionals as a Financial Risk Manager (FRM). Prior to joining ICON, Mr. Burchett was employed by The Ohio State University as a research and teaching assistant.

Scott Callahan is a member of ICON’s Investment Committee. Mr. Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA which he received from New York University’s Leonard N. Stern School of Business in 2008. Mr. Callahan became a Portfolio Manager in 2008. While

The Funds’ Investment Manager 45

pursuing his MBA, Mr. Callahan was an intern for the United Nations Development Programme in its Department of Finance. He previously received a bachelor’s degree in psychology from the University of Colorado.

Zach Jonson is a member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member and subsequently, a member of the Investment Committee as a Portfolio Manager in 2007. Mr. Jonson received a bachelor of arts degree in economics from the University of Colorado and an MBA from the University of Denver.

Michael “Mick” Kuehn, CFA, is a member of ICON’s Investment Committee. Mr. Kuehn manages the ICON Asia-Pacific Region Fund and assists Mr. Snyder in the management of the ICON Europe and International Equity Funds. Mr. Kuehn joined ICON in 2006 as a Research Analyst. In 2007, he was promoted to the Investment Committee and subsequently, in 2008, Mr. Kuehn was promoted to a Portfolio Manager. Mr. Kuehn holds a bachelor’s degree in finance and information technology from the University of Colorado and is pursuing an MBA from the University of Denver. Previously, Mr. Kuehn served as a senior business analyst in the investments division for Thrivent Financial (2004-2006) and as a senior associate for Murrayhill Company (2002-2004).

Derek Rollingson is Senior Vice President of Investments, Director of Research, and a senior member of ICON’s Investment Committee. Mr. Rollingson joined ICON in 2000 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee and a Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Scott Snyder, CFA, is Vice President of Investments and a member of ICON’s Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to the Investment Committee and a Portfolio Manager. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder received his bachelor of science degree in finance from Arizona State University.

Robert Straus, CFA, CMT, is Senior Vice President of Investments, Chief Investment Officer, and a senior member of ICON’s Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as a junior member of the Investment Committee. In 2003, he was named a Portfolio Manager and senior member of the Investment Committee. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset

46 The Funds’ Investment Manager

Management LLC from 1999 to 2000. Mr. Straus received a bachelor of arts degree in journalism from NYU and an MBA from the University of Denver.

Robert Straus is primarily responsible for the Risk-Managed Equity Fund and the Consumer Discretionary sector; he shares responsibility for the Core Equity Fund and the Energy, Telecommunications & Utilities and Leisure and Consumer Staples sectors; Derek Rollingson is primarily responsible for the Equity Income Fund and the Energy and Financials, sectors; he shares responsibility for the Bond Fund and the Consumer Discretionary sector; Todd Burchett is primarily responsible for the Bond and Long/Short Funds and the Telecommunication & Utilities sectors; he shares responsibility for the Equity Income Fund and the Information Technology, Financial and Healthcare sectors. Zach Jonson is primarily responsible for the Core Equity Fund and the Industrials and Materials sectors; he shares responsibility for the Risk-Managed Equity Fund and the Long/Short Fund. Scott Callahan is primarily responsible for the Healthcare, Information Technology and Leisure and Consumer Staples sectors, and he shares responsibility for the Materials and Industrials sectors. Investment decisions are subject to a Fund’s objective(s), policies, and restrictions and the oversight of the ICON Investment Committee.

Michael “Mick” Kuehn manages the ICON Asia-Pacific Region Fund and assists Mr. Snyder in the management of the ICON Europe and International Equity Funds. Mr. Snyder is primarily responsible for the Europe and International Equity Funds and shares responsibility for the Asia-Pacific Region Fund. Investment decisions are subject to a Fund’s objective(s), policies, and restrictions and the oversight of the ICON Investment Committee.

The SAIs provide additional information about the Investment Committee members’ compensation, other accounts managed by the Portfolio Manager and their personal ownership in the ICON Funds.

The Funds’ Investment Manager 47

About Your Investment
Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value (“NAV”). NAV per share for Class A is calculated by dividing the total net assets of the class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally valued at 4:15 p.m. Eastern time each day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price. The market value of options is determined based upon their closing mid-price on the market with the most volume.

If market prices are not readily available or are unreliable, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing

48 Your Share Price

market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

ICON Funds has determined to fair value daily foreign securities outside of the Western Hemisphere to, among other things, avoid stale prices and, with respect to the ICON International Funds, make the Funds less attractive to market timers. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps protect the interests of long-term shareholders in the Funds.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The Prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents.

ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary receives such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

Your Share Price 49

About Your Investment
Investing in the ICON Funds

Policy Regarding Excessive Short-Term Trading and Market Timing

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

•	Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out;

•	Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to trade the Funds excessively in a manner to harm fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Funds. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

Funds that invest in overseas markets may be subject to the risk of certain investors using a strategy known as time-zone arbitrage that attempts to take advantage of time-zone differences in various countries. Time-zone arbitrage is a form of market timing.

50 Investing in the ICON Funds

The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds, including time-zone arbitrage:

•	Shareholder trade activity monitoring;

•	Trading guidelines; and

•	Specific use of fair value pricing, including daily fair value for securities outside of the Western Hemisphere.

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the Funds, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of a Fund’s shares may result in additional costs that are borne by a Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Funds.

Trade Activity Monitoring

ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the intermediary’s ability to transact in Fund shares. However, the ability to

Investing in the ICON Funds 51

receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

Trading Guidelines

If a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for example — as a guideline a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders, regardless of whether or not such shareholder exceeds such guidelines. A Fund or ICON may and frequently has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON’s short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Fair Value Pricing

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair valuation of certain foreign securities. The Funds’ Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

52 Investing in the ICON Funds

About Your Investment
Classes of Shares, Sales Charge and Distribution Arrangements

Classes of Shares

The ICON Core Equity Fund, ICON Equity Income Fund, ICON Long/Short Fund, and the ICON Risk-Managed Equity Fund, currently offer four classes of shares: Class I, Class C, Class Z and Class A. The ICON Asia-Pacific Region Fund and the ICON Europe Fund currently offer five classes of shares: Class S, Class I, Class C, Class Z and Class A. The ICON International Equity Fund offers six classes of shares: Class S, Class I, Class C, Class Z, Class A and Class Q. Each Fund’s share classes have different fees and other characteristics. Only one class of shares, Class A shares, is offered in this Prospectus. The Funds’ SAIs contain a discussion of the different classes of shares.

The following are some of the primary characteristics of the Class A shares:

•	Sales charge of up to 5.75%.

•	Charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more without an initial sales charge.

•	Distribution service (12b-1) fee of 0.25%.

To purchase Class A shares, your purchase must be made through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

Using a Financial Intermediary

Class A shares must be purchased through a financial adviser or broker, who may impose policies, limitations and fees which are in addition to or different from those described in this Prospectus. Please read your financial intermediary’s program materials carefully.

Sales Charges

Class A shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

Classes of Shares, Sales Charge and Distribution Arrangements 53

The current sales charge for each Fund is as follows:

		Sales Charge	Dealer
	Sales Charge	as a % of	Commission
	as a % of	Your	as a % of
Your Investment	Offering Price	Investment	Offering Price

Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million and above	0.00%	0.00%	0.00%

The sales charge, expressed as a percentage of the offering price of your investment, may be higher or lower than the percentages described in the table due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1.00% charge, described below, due to rounding. Except as provided under “Contingent Deferred Sales Charge Waivers” below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost of shares being sold.

There are several ways to reduce or eliminate your sales charges.

Contact your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform your investment professional of the existence of other accounts, or any other facts and circumstances that may be relevant to qualifying for any of these programs and to provide your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. You should provide information and records to your investment professional or any other financial intermediary regarding shares of ICON Funds held in all accounts by you and/or members of your immediate family.

54 Classes of Shares, Sales Charge and Distribution Arrangements

Purchases Not Subject to Sales Charges

The following purchases are not subject to any initial or contingent deferred sales charges, if the Funds are notified of the nature of the investment:

•	Shares purchased by investment representatives through fee-based investment products or accounts.

The Distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The Funds may reimburse the Distributor for these payments through the Funds’ distribution plan.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell the Funds and employees of ICON Advisers and affiliates. Please see the Funds’ SAIs for more information.

Initial Sales Charge Reductions

You may qualify for reduced initial sales charges under the privileges set forth below. You may combine your Class A investments with the Class A investments of your spouse, children under the age of 21 and grandchildren under the age of 21 (“family members”) to qualify for such privileges.

•	Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. At your request, purchases made during the previous 90 days may be included in calculating this amount. Generally, 5% of shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges. Appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases.

•	Concurrent Purchases. You may combine simultaneous purchases of Class A shares of two or more ICON Funds to qualify for reduced sales charges.

•	Rights of Accumulation. When the value of Class A shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added Class A investment will qualify for the reduced sales charge. To determine whether the sales charge reduction applies, the value of the Class A shares you already own will be calculated by using the higher of the current value or the original investment amount less any withdrawals. If you make a gift of shares, upon your request, you may purchase the Class A shares at the sales charge reduction allowed under rights of accumulation. Only Class A share balances currently held in an account through a financial services firm, at

Classes of Shares, Sales Charge and Distribution Arrangements 55

the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Class A shares held through other financial services firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of ICON Funds Class A share investments held by the members of your immediate family including the value of ICON Funds Class A share investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such Class A balances also currently held in an account through a financial services firm through whom you are making your current purchase. However, the value of ICON Funds Class A investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

•	Aggregating Accounts. Class A share investments made by you and your family members may be aggregated to receive a reduced sales charge if made for your own account(s) and/or certain other accounts, such as

•	trust accounts established by the above individuals (however if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts or the primary beneficiary of the trust);

•	solely controlled business accounts;

•	single participant plans

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds to repurchase Class A shares of any ICON Funds without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 90 days after your redemption and notify ICON Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 90 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of repurchase.

56 Classes of Shares, Sales Charge and Distribution Arrangements

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	Permitted exchanges of Class A shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•	Tax-free returns of excess contributions to IRAs;

•	Redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

•	Redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

•	Redemptions through a systematic withdrawal plan (including any dividends and/or capital gain distributions taken in cash); provided that such redemptions do not exceed 10% of the value of the account annually.

You may obtain more information about sales charge reductions and waivers by going to www.iconfunds.com, from the Statement of Additional Information or from your financial adviser.

Rule 12b-1 Fees

The Funds have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Fund shares and for other shareholder services. Because the fees are paid out of a class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of shareholder services, such as:

•	placing your orders;

•	providing investment advice, research and other advisory services;

Classes of Shares, Sales Charge and Distribution Arrangements 57

•	handling correspondence for individual accounts; and

•	issuing shareholder statements and reports.

Revenue Sharing

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms including sales, assets and redemption rates and the length and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition,

58 Classes of Shares, Sales Charge and Distribution Arrangements

depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

Sub-Transfer Agency Fees

Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Funds may reimburse ICON for all or a portion of these fees. Servicing Agents receiving such fees may also receive 12b-1 fees.

Classes of Shares, Sales Charge and Distribution Arrangements 59

About Your Investment
Opening an Account

Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gift to Minors Act or Uniform Transfer to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

Trust

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement accounts:

Traditional and Roth IRA

Both types of IRAs allow most individuals with earned income up to a specified maximum amount to contribute up to the lesser of $5,000 ($1,000 additional contribution for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.

60 Opening an Account

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees’ IRAs with minimal reporting and disclosure requirements.

SIMPLE (Savings Incentive Match Plan for Employees of Small Employers)

This type of account allows small businesses that do not currently have another retirement plan and that have 100 or fewer employees (that have earned $5,000 or more during the preceding calendar year) to offer an IRA that is simple to form and administer.

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

Each year you will be charged a $15 custodial fee per Social Security number that holds any IRA accounts. This fee may be changed upon 30 days notice.

Profit-Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

Opening an Account 61

403(b) Accounts

403(b) accounts must be purchased through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

For All Accounts

We recommend that you consult your tax adviser regarding the particular tax consequences of any investment option.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to “ICON Funds” for:

•	$1,000 minimum per Fund

•	No minimum if you begin an Automatic Investment Plan

Minimum Additional Investments

•	In general, $100 per Fund for additional investments

•	In general, $100 per Fund for Automatic Investment Plan payments

62 Opening an Account

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About Your Investment
Doing Business with the ICON Funds

To purchase Class A shares, your purchase must be made through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

How to Open an Account

By Phone 1- 800-764-0442
If you have an existing account with us that has telephone exchange privileges, you can call to open an account in Class A Shares in another ICON Fund offering such class by exchange, generally, without a sales charge. The names and registrations need to be identical on both accounts.

Otherwise, you must complete a New Account Application and send it with your investment check. The Funds do not accept third-party checks or money orders.

We cannot establish new accounts with cash or certain other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Mail ICON Funds P.O. Box 55452 Boston, MA 02205-8165 Overnight: ICON Funds 30 Dan Road Canton, MA 02021-2805	Complete the proper application which you request by calling 1-800-764-0442 or by visiting www.iconfunds.com. Make your check payable to “ICON Funds.” We cannot establish new accounts with cash or certain other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Wire	Complete and mail the proper application. Call ICON Funds at 1-800-764-0442 to obtain your account number, then wire your funds.

Through our website www.iconfunds.com	Download, complete and mail a signed printout of the proper application with your investment check.

Through Automatic Investment Plans	Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

64 Doing Business with the ICON Funds

How to Add to an Account	How to Redeem Shares	How to Exchange Shares

Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House members may be used for telephone transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after an account is established for Electronic Funds Transfer to be available.	We can generally send proceeds only to the address or bank of record. Minimum redemption -- $100; $1,000 minimum for redemptions by wire. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed is $50,000 per social security number.	If you have telephone exchange privileges, you may exchange from Class A Shares of one ICON Fund to another, generally, without a sales charge. The names and registrations need to be identical on both accounts.

Make your check payable to “ICON Funds.” Enclose a purchase stub (from your most recent confirmation or statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year. The Funds do not accept cash equivalents except for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.	In a letter, please tell us the number of shares or dollars you wish to redeem, the name(s) of the account owner(s), the Fund and account number. All account owners need to sign the request exactly as their names appear on the account. We can send proceeds only to the address or bank of record. A Medallion Guarantee is required for transactions greater than $50,000.	In a letter, include the name(s) of the account owner(s), the Fund and account number you wish to exchange from, the dollar or share amount, and the account you wish to exchange into. All account owners need to sign the request exactly as their names appear on the account.

Wire funds to: State Street Bank and Trust Company ABA#011000028 Attn: Custody DDA# 99056673 225 Franklin St. Boston, MA 02110 Credit: Name of ICON Fund Further Credit: Shareholder name and account number	$1,000 minimum. Monies are usually received the business day after you sell. Unless otherwise specified, we will deduct the $15 wire redemption fee from your redemption proceeds.	Not applicable.

Not available.	Not available.	Not available.

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.	Systematic Withdrawal Plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts generally with a value of, in general, $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form.	Fund-to-Fund Investment Plan allows you to automatically exchange a fixed dollar amount from Class A Shares of one Fund to purchase shares in Class A Shares of another Fund, generally, without a sales charge.

Doing Business with the ICON Funds 65

About Your Investment
Redeeming Shares

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee’s name is not in the account registration, you will need to provide a signature guarantee or Certificate of Incumbency dated within the past 6 months.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Signature Guarantee

For your protection, we require a signature guarantee by an eligible signature guarantor if you request:

•	to change account ownership

66 Redeeming Shares

•	a redemption check made payable to anyone other than the shareholder(s) of record

•	a redemption check mailed to an address other than the address of record

•	a redemption check or wire sent to a bank other than the bank on file

•	a redemption check mailed to an address of record that has been changed within 30 days of your request

•	a redemption for $50,000 or more

•	to add telephone redemption privileges

•	to change bank account information on an account

Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP). You can have your signature guaranteed at a:

•	bank

•	broker-dealer

•	credit union (if authorized under state law)

•	securities exchange/association

•	clearing agency

•	savings association

Please note that a notary public cannot provide a signature guarantee.

We reserve the right to require signature guarantee(s) on any redemption.

Redemption Proceeds

We can deliver redemption proceeds to you:

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Signature Guarantee, above). If you don’t specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

By Wire

$1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct a $15 wire redemption fee from your redemption proceeds.

Redeeming Shares 67

By Electronic Funds Transfer

Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund’s net assets in any 90-day period.

68 Redeeming Shares

About Your Investment
Transaction Policies

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds’ Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account if clarifying information and documentation are not received.

The Funds accept investments only from U.S. investors who have a Social Security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this Prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the Funds until it meets these requirements. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

Transaction Policies 69

Transactions Conducted by Phone or Fax

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Fund, or one of its service providers or intermediaries, may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

•	requiring personal identification prior to acting upon instructions

•	providing written confirmation of such transactions

•	tape-recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

Effective Date of Transactions

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds’ transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. Dollars

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash or cash equivalents. The Funds will accept cash equivalents for transferred assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to

70 Transaction Policies

cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

Returned Checks

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Funds.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

Taxpayer Identification Number

If you do not provide your Social Security or taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder’s shares. In addition, a shareholder’s account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the investor’s taxpayer identification number on required reports.

Account Minimums

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days’ written notice informing you that your account will be closed so that you may make an

Transaction Policies 71

additional investment to bring the account up to the required minimum balance.

We reserve the right to:

•	reject any investment or exchange

•	cancel any purchase due to nonpayment or insufficient investor information

•	modify the conditions of purchase or sale at any time

•	waive or lower investment minimums or requirements

•	limit the amount that may be purchased

•	close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

•	suspend the offering of shares

72 Transaction Policies

About Your Investment
For More Information About Your Account

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-Hour Account Information

•	By Phone: 1-800-764-0442. ICON’s automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•	ICON Funds Website: By visiting www.iconfunds.com, you can access your accounts and view the latest Fund performance returns, daily prices, news articles, and much more 24 hours a day.

For More Information About Your Account 73

About Your Investment
Establishing Additional Services

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

Automatic Investment Plan (AIP)

Allows you to generally make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans above.

Electronic Funds Transfer Program

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of, in general, $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

Householding

To keep the Funds’ costs as low as possible, we deliver a single copy of most financial reports and Prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a Prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

74 Establishing Additional Services

Dividends and Other Distributions

The ICON Core Equity Fund, ICON Long/Short Fund and the ICON International Funds intend to distribute net investment income and net capital gains, if any, generally on an annual basis each December. The ICON Equity Income Fund and ICON Risk-Managed Equity Fund intend to distribute net investment income, if any, generally on a quarterly basis every March, June, September, and December, and to distribute any net capital gains each December. From time to time, the Funds may make additional distributions.

If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for net short-term capital gain distributions is the same as you elect for dividends. You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and Other Distributions 75

Taxes

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund’s total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

76 Taxes

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s Class A shares financial performance for the past five years or the period of the Class’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund’s shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP (PwC). The PwC report and the Funds’ financial statements are included in the Funds’ 2009 Annual Report, which is available upon request and at www.iconfunds.com.

Financial Highlights 77

Financial Highlights

															Ratio of net
											Ratio of expenses to				investment
											average				income to average
											net assets(a)				net assets(a)
											Before		After		Before	After
											expense		expense		expense	expense
		Income from			Less dividends						limitation/		limitation/		limitation/	limitation/
		investment operations			and distributions						recoupment		recoupment		recoupment	recoupment
	Net asset	Net	Net realized		Dividends	Distributions	Total			Net assets,	and transfer		and transfer		and transfer	and transfer
	value,	investment	and unrealized	Total from	from net	from net	dividends	Net asset		end of	agent		agent		agent	agent		Portfolio
	beginning of	income/	gains/(losses)	investment	investment	realized	and	value,	Total	period	earnings		earnings		earnings	earnings		turnover
	period	(loss)(x)	on investments	operations	income	gains	distributions	end of period	return*	(in thousands)	credit		credit		credit	credit		rate(b)

ICON Asia - Pacific Region Fund
Class A
Year Ended September 30, 2009	$9.38	$0.05	$1.25	$1.30	$(0.05)	$-	$(0.05)	$10.63	14.11%	$543	5.89%		1.82	%(c)	(3.41)%	0.66%		171.05%
Year Ended September 30, 2008	18.72	0.03	(6.93)	(6.90)	(0.10)	(2.34)	(2.44)	9.38	(41.53)%	412	2.94%		1.88	%(c)	(0.82)%	0.24%		168.42%
Year Ended September 30, 2007	13.18	0.27	5.30	5.57	(0.03)	-	(0.03)	18.72	42.38%	973	3.26%		1.85	%(c)	0.24%	1.65%		130.84%
May 31, 2006 (inception) to September 30, 2006	13.54	0.04	(0.40)	(0.36)	-	-	-	13.18	(2.66)%	24	25.78%		1.81	%(c)	(23.09)%	0.88%		159.51%
ICON Core Equity Fund
Class A
Year Ended September 30, 2009	10.92	0.01	(2.20)	(2.19)	-	-	-	8.73	(20.05)%	1,969	2.43%		2.43%		0.11%	0.11%		208.48%
Year Ended September 30, 2008	16.32	(0.01)	(4.02)	(4.03)	-	(1.37)	(1.37)	10.92	(26.76)%	1,878	2.09%		2.09%		(0.08)%	(0.08)%		173.81%
Year Ended September 30, 2007	15.09	(0.06)	2.40	2.34	-	(1.11)	(1.11)	16.32	16.25%	1,390	1.66%		1.65%		(0.42)%	(0.41)%		116.81%
May 31, 2006 (inception) to September 30, 2006	15.80	(0.27)	(0.44)	(0.71)	-	-	-	15.09	(4.49)%	128	7.44%		7.43%		(5.45)%	(5.44)%		148.67%
ICON Equity Income Fund
Class A
Year Ended September 30, 2009	11.80	0.38	(1.57)	(1.19)	(0.40)	-	(0.40)	10.21	(9.53)%	237	5.68%		1.46	%(c)	0.26%	4.48%		148.56%
Year Ended September 30, 2008	16.40	0.31	(2.99)	(2.68)	(0.28)	(1.64)	(1.92)	11.80	(17.98)%	281	5.40	%(e)	1.44	%(c)	(1.67)%	2.29%		132.93%
Year Ended September 30, 2007	14.92	0.27	2.22	2.49	(0.34)	(0.67)	(1.01)	16.40	17.29%	322	3.77	%(f)	1.45	%(c)	(0.60)%	1.73%		121.30%
May 31, 2006 (inception) to September 30, 2006	15.04	0.08	(0.01)	0.07	(0.19)	-	(0.19)	14.92	0.46%	19	38.36%		1.44	%(c)	(35.18)%	1.74%		162.84%
ICON Europe Fund
Class A
Year Ended September 30, 2009	13.14	0.12	(0.75)	(0.63)	(0.21)	-	(0.21)	12.30	(4.32)%	159	11.15%		1.82	%(c)	(8.08)%	1.25%		129.97%
Year Ended September 30, 2008	23.91	0.26	(8.17)	(7.91)	(0.11)	(2.75)	(2.86)	13.14	(37.17)%	370	4.36%		1.83	%(c)	(1.18)%	1.35%		181.83%
Year Ended September 30, 2007	18.79	0.15	5.28	5.43	(0.04)	(0.27)	(0.31)	23.91	29.14%	666	2.43%		1.84	%(c)	0.09%	0.69%		133.36%
May 31, 2006 (inception) to September 30, 2006	18.40	(0.02)	0.41	0.39	-	-	-	18.79	2.12%	30	33.40%		1.84	%(c)	(31.86)%	(0.30)%		100.62%
ICON International Equity Fund
Class A
Year Ended September 30, 2009	10.78	0.06	0.37	0.43	(0.14)	-	(0.14)	11.07	4.65%	5,214	2.08%		1.80	%(c)(g)	0.42%	0.70	%(h)	182.73%
Year Ended September 30, 2008	20.24	0.18	(7.52)	(7.34)	(0.13)	(1.99)	(2.12)	10.78	(39.95)%	7,001	1.73%		1.73	%(c)	1.17%	1.17%		188.73%
Year Ended September 30, 2007	15.06	0.17	5.67	5.84	-	(0.66)	(0.66)	20.24	39.97%	6,744	1.70%		1.69	%(c)	0.98%	0.99%		132.30%
May 31, 2006 (inception) to September 30, 2006	15.17	0.03	(0.14)	(0.11)	-	-	-	15.06	(0.73)%	88	19.13%		1.79	%(c)	(16.62)%	0.72%		129.31%

78 Financial Highlights

Financial Highlights

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79

Financial Highlights (continued)

														Ratio of net
											Ratio of expenses to			investment
											average			income to average
											net assets(a)			net assets(a)
											Before	After		Before	After
											expense	expense		expense	expense
		Income from			Less dividends						limitation/	limitation/		limitation/	limitation/
		investment operations			and distributions						recoupment	recoupment		recoupment	recoupment
	Net asset	Net	Net realized		Dividends	Distributions	Total			Net assets,	and transfer	and transfer		and transfer	and transfer
	value,	investment	and unrealized	Total from	from net	from net	dividends	Net asset		end of	agent	agent		agent	agent	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	and	value,	Total	period	earnings	earnings		earnings	earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	end of period	return*	(In thousands)	credit	credit		credit	credit	rate(b)

ICON Long/Short Fund(d)
Class A
Year Ended September 30, 2009	$13.69	$0.14	$(1.88)	$(1.74)	$(0.28)	$-	$(0.28)	$11.67	(12.39)%	$2,390	2.64%	2.06	%(c)	0.76%	1.34%	131.79%
Year Ended September 30, 2008	19.20	0.10	(4.85)	(4.75)	(0.02)	(0.74)	(0.76)	13.69	(25.61)%	4,859	1.72%	1.72	%(c)	0.63%	0.63%	174.59%
Year Ended September 30, 2007	17.18	0.05	2.46	2.51	(0.06)	(0.43)	(0.49)	19.20	14.94%	6,481	1.68%	1.67	%(c)	0.27%	0.26%	105.00%
May 31, 2006 (inception) to September 30, 2006	17.52	0.05	(0.39)	(0.34)	-	-	-	17.18	(1.94)%	821	2.51%	1.54	%(c)	(0.01)%	0.96%	94.62%
ICON Risk-Managed Equity Fund
Class A
Year Ended September 30, 2009	11.25	0.09	(0.80)	(0.71)	(0.15)	-	(0.15)	10.39	(6.05)%	1,501	2.87%	1.49	%(c)	(0.43)%	0.95%	194.31%
Year Ended September 30, 2008	13.15	0.10	(1.38)	(1.28)	(0.09)	(0.53)	(0.62)	11.25	(10.18)%	863	3.75%	1.46	%(c)	(1.44)%	0.85%	184.47%
Year Ended September 30, 2007	13.80	(0.03)	1.65	1.62	(0.04)	(2.23)	(2.27)	13.15	12.51%	294	7.12%	1.49	%(c)	(5.85)%	(0.22)%	150.42%
May 31, 2006 (inception) to September 30, 2006	13.73	0.03	0.04	0.07	-	-	-	13.80	0.51%	15	42.18%	1.47	%(c)	(40.01)%	0.69%	159.55%

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Annualized for periods less than a year.
(b)	Portfolio turnover is calculated at the Fund level and is not annualized.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited. The ratios in these financial highlights reflect the limitation, including the interest expense.
(d)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
(e)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including expenses that were paid on behalf of the Fund by a third party related to a tax matter was 5.60% for Class A.
(f)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including a potential Internal Revenue Code section 860 deficiency dividend expense was 4.35% for Class A.
(g)	The ratio of expenses to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit was 1.76% for Class A.
(h)	The ratio of net investment income/(loss) to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit was 0.74% for Class A.

80 Financial Highlights

Financial Highlights

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81

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ICON Funds Privacy Information

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ income and transaction history
■ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

84 Funds Privacy Information

Who we are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What we do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?	We collect your personal information, for example, when you
■    open an account or enter into an investment advisory contract
■    provide account information or give us your contact information
■ make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only ■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ ICON doesn’t jointly market

Funds Privacy Information 85

For Further Information

More information about the Funds is available to you free of charge. The Funds’ Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds’ Annual and Semiannual Reports contain the Funds’ financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information in the following ways:

By Telephone:	Call 1-800-764-0442

By Mail:	ICON Funds; P.O. Box 55452 Boston, MA 02205-8165

In Person:	ICON Funds; 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111

By E-mail:	info@iconadvisers.com

On the Internet:	ICON Funds website: www.iconfunds.com

EDGAR database on the SEC site: www.sec.gov

By E-mail or in Person from the Securities and Exchange Commission (you will pay a copying fee):

E-mail the Securities and Exchange Commission at publicinfo@sec.gov

SEC’s Public Reference Section; Washington, D.C. 20549-0102
Visit or Write:
Call 1-202-551-8090 for information about the operation of the Public Reference Room

1-800-764-0442  •  WWW.ICONFUNDS.COM

ICON Funds’ SEC File No. 811-7883

PROSPECTUS
ICON U.S. DIVERSIFIED FUNDS
JANUARY 25, 2010

	Class I	Class C	Class Z

ICON BOND FUND	IOBIX	IOBCX	IOBZX
ICON CORE EQUITY FUND	ICNIX	ICNCX	ICNZX
ICON EQUITY INCOME FUND	IOEIX	IOECX	IOEZX
ICON LONG/SHORT FUND	IOLIX	IOLCX	IOLZX
ICON RISK-MANAGED EQUITY FUND	IOCIX	IOCCX	IOCZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

1-800-764-0442  •  www.iconfunds.com

Fund Summaries	2
ICON Bond Fund — Classes I, C, and Z shares	2
ICON Core Equity Fund — Classes I, C, and Z shares	9
ICON Equity Income Fund — Classes I, C, and Z shares	15
ICON Long/Short Fund — Classes I, C, and Z shares	21
ICON Risk-Managed Equity Fund (formerly ICON Income Opportunity Fund) — Classes I, C, and Z shares	27

More About Fund Summaries	34

More About Investment Strategies and Risks	35

The Funds’ Investment Manager	41

About Your Investment	45
Your Share Price	45
Investing in the ICON Funds	47
Classes of Shares and Distribution Arrangements	50
Opening an Account	54
Doing Business with the ICON Funds	58
Redeeming Shares	60
Transaction Policies	63
For More Information About Your Account	67
Establishing Additional Services	68

Dividends and Other Distributions	69

Taxes	70

Financial Highlights	71

ICON Funds Privacy Information	84

Fund Summaries

ICON Bond Fund

Investment Objective/Goals

Seeks maximum total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None	0.85%	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.85%	None
Other Expenses	0.24%	0.95%	1.31%
Total Annual Fund Operating Expenses	1.09%	2.40%	1.91%
Expense Reimbursements	(0.09)%	(0.80)%	(1.16)%
Total Annual Fund Operating Expenses[1]	1.00%	1.60%	0.75%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class I of 1.00%, an annual rate for Class C of 1.60%, and an annual rate of 0.75% for Class Z. This expense limitation agreement may be terminated at any time after January 31, 2020 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

2 Fund Summaries — Bond Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$102	$318	$552	$1,225
Class C	$248	$505	$871	$1,900
Class Z	$77	$240	$417	$930

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$163	$505	$871	$1,900

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73.71% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of U.S. dollar-denominated bonds. These include corporate bonds, notes, debentures, asset-backed securities, and mortgage-related securities, as well as U.S. government and agency securities. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. The Fund generally invests in investment-grade securities, although the Fund may invest up to 25% of its assets in lower-rated securities. There is no limit on the Fund’s average maturity or on the maturity of any individual issues in the Fund.

Fund Summaries — Bond Fund 3

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Interest Rate Risk. Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer maturities are more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund’s mortgage or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, also heightening interest rate risk. When interest rates fall, many mortgages are refinanced and mortgage-backed securities may be repaid early. As a result, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a bond can cause a bond’s price to fall, potentially affecting the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

High Yield Risk. The Fund may invest in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investment in less liquid securities may reduce the Fund’s returns because it may be unable to sell the less liquid security at an advantageous time or price.

Call Risk. Some debt securities allow the issuer to repay the obligation early; these are referred to as “callable securities.” Issuers will often repay the obligation underlying a callable security when interest rates are low. To the extent that the Fund holds callable securities and the issuer repays the securities early, the Fund may not benefit fully from the increase in value

4 Fund Summaries — Bond Fund

that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

Government Agency Securities Risk. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“Ginnie Mae”) is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

Market Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, liquidity conditions, and credit quality of such sectors. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Fund Summaries — Bond Fund 5

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund’s Class I shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class I Shares

Best Quarter: Q2 2009 6.54%     Worst Quarter: Q3 2008 -4.02%

6 Fund Summaries — Bond Fund

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception			Since
	Date	1 Year	5 Years	Inception
ICON Bond Fund Class I	9/30/2002

Return Before Taxes		15.52%	4.27%	4.96%

Return After Taxes on Distributions		13.74%	2.71%	3.40%

Return After Taxes on Distributions and Sale of Fund Shares		10.05%	2.71%	3.32%

Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)		8.60%	5.01%	5.23%

ICON Bond Fund Class C	10/21/2002	14.93%	3.64%	4.70%

Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)		8.60%	5.01%	5.55%

ICON Bond Fund Class Z	5/6/2004	15.83%	4.47%	4.95%

Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)		8.60%	5.01%	5.44%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax performance is shown only for the Fund’s Class I shares. After-tax performance for the Fund’s Class C and Class Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Todd Burchett is the Portfolio Manager and has managed the Fund since January 2006.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Fund Summaries — Bond Fund 7

Tax Information: The Fund intends to distribute any net income on a monthly basis and to distribute any net capital gain annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8 Fund Summaries — Bond Fund

ICON Core Equity Fund

Investment Objective/Goals

Seeks capital appreciation, with a secondary objective of capital preservation to provide long-term growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None	1.00%	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.37%	0.50%	0.70%
Total Annual Fund Operating Expenses	1.37%	2.25%	1.45%

Fund Summaries — Core Equity Fund 9

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$139	$434	$750	$1,646
Class C	$328	$703	$1,205	$2,585
Class Z	$148	$459	$792	$1,735

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$228	$703	$1,205	$2,585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 208.48% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

10 Fund Summaries — Core Equity Fund

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Fund Summaries — Core Equity Fund 11

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund’s Class I shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class I Shares

Best Quarter: Q4 2001 24.07%     Worst Quarter: Q4 2008 -29.27%

12 Fund Summaries — Core Equity Fund

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception			Since
	Date	1 Year	5 Years	Inception
ICON Core Equity Fund Class I	10/12/2000

Return Before Taxes		17.94%	-4.31%	1.70%

Return After Taxes on Distributions		17.51%	-5.06%	1.16%

Return After Taxes on Distributions and Sale of Fund Shares		11.92%	-3.55%	1.43%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	0.61%

ICON Core Equity Fund Class C	11/28/2000	16.68%	-5.10%	0.24%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	0.48%

ICON Core Equity Fund Class Z	5/6/2004	17.61%	-4.37%	-1.00%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	2.45%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax performance is shown only for the Fund’s Class I shares. After-tax performance for the Fund’s Class C and Class Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Zach Jonson is the Portfolio Manager and has managed the Fund since January 2007.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Fund Summaries — Core Equity Fund 13

Tax Information: The Fund intends to distribute net investment income and net capital gain, if any, on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

14 Fund Summaries — Core Equity Fund

ICON Equity Income Fund

Investment Objective/Goals

Seeks modest capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None	1.00%	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.40%	0.94%	7.98%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.45%	2.74%	8.78%
Expense Reimbursements	—	(0.48)%	(7.52)%
Total Annual Fund Operating Expenses[1,2]	1.45%	2.26%	1.26%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class I of 1.45%, an annual rate for Class C of 2.20%, and an annual rate of 1.20% for Class Z. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the Operating Expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Fund Summaries — Equity Income Fund 15

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$148	$459	$792	$1,735
Class C	$329	$706	$1,210	$2,595
Class Z	$128	$400	$692	$1,523

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$229	$706	$1,210	$2,595

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148.56% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization, including convertible and preferred securities, and in securities issued by dividend-paying companies. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. The Fund generally invests in U.S. government agencies or government sponsored enterprises and investment-grade securities, although the Fund may invest up to 25% of its total assets in lower-rated securities.

16 Fund Summaries — Equity Income Fund

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a convertible security can cause a convertible security’s price to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a convertible security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

Interest Rate Risk. Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer maturities tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Government Agency Securities Risk. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“Ginnie Mae”) is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S.

Fund Summaries — Equity Income Fund 17

government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund’s Class I shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class I Shares

Best Quarter: Q3 2009 19.93%     Worst Quarter: Q4 2008 -22.68%

18 Fund Summaries — Equity Income Fund

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception			Since
	Date	1 Year	5 Years	Inception
ICON Equity Income Fund Class I	9/30/2002

Return Before Taxes		22.70%	-0.10%	6.75%

Return After Taxes on Distributions		21.31%	-1.48%	5.60%

Return After Taxes on Distributions and Sale of Fund Shares		15.45%	-0.28%	5.72%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	6.89%

ICON Equity Income Fund Class C	11/8/2002	21.70%	-1.02%	5.01%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	5.54%

ICON Equity Income Fund Class Z	5/10/2004	22.87%	-0.02%	2.80%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	2.93%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax performance is shown only for the Fund’s Class I shares. After-tax performance for the Fund’s Class C and Class Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Derek Rollingson is the Portfolio Manager, Senior Vice President of Investments and Director of Research. Mr. Rollingson has managed the Fund since October 2002.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

Fund Summaries — Equity Income Fund 19

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income, if any, quarterly, and to distribute any net capital gain annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

20 Fund Summaries — Equity Income Fund

ICON Long/Short Fund

Investment Objective/Goals

Seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None	1.00%	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.93%	1.10%	3.55%
Total Annual Fund Operating Expenses	2.03%	2.95%	4.40%
Expense Reimbursements	(0.06)%	(0.14)%	(2.67)%
Total Annual Fund Operating Expenses[1]	1.97%	2.81%	1.73%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, dividends on short sales and extraordinary expenses) to an annual rate for Class I of 1.55%, an annual rate for Class C of 2.30%, and an annual rate of 1.25% for Class Z. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Fund Summaries — Long/Short Fund 21

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$200	$618	$1,062	$2,296
Class C	$384	$871	$1,484	$3,138
Class Z	$176	$545	$939	$2,041

You would pay the following expenses if you did not redeem your Class C shares.

	1 Year	3 Years	5 Years	10 Years

Class C	$284	$871	$1,484	$3,138

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131.79% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests in equity securities of companies of any market capitalization and traded in U.S. markets. The Fund will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Each long or short position will be determined by considering the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio.

22 Fund Summaries — Long/Short Fund

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Short Sale Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Fund Summaries — Long/Short Fund 23

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund’s Class I shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class I Shares

Best Quarter: Q2 2003 24.32%     Worst Quarter: Q4 2008 -20.02%

24 Fund Summaries — Long/Short Fund

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception			Since
	Date	1 Year	5 Years	Inception
ICON Long/Short Fund Class I	9/30/2002

Return Before Taxes		14.91%	-2.37%	4.93%

Return After Taxes on Distributions		14.69%	-2.64%	4.51%

Return After Taxes on Distributions and Sale of Fund Shares		9.98%	-1.92%	4.23%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	6.89%

ICON Long/Short Fund Class C	10/17/2002	14.08%	-3.06%	3.29%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	6.23%

ICON Long/Short Fund Class Z	5/6/2004	15.42%	-2.15%	0.16%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	2.45%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax performance is shown only for the Fund’s Class I shares. After-tax performance for the Fund’s Class C and Class Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Todd Burchett is the Portfolio Manager and has managed the Fund since May 2007.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Fund Summaries — Long/Short Fund 25

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

26 Fund Summaries — Long/Short Fund

ICON Risk-Managed Equity Fund

(Formerly, ICON Income Opportunity Fund)

Investment Objective/Goals

Seeks modest capital appreciation and to maximize realized gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None	1.00%	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.44%	0.97%	2.80%
Total Annual Fund Operating Expenses	1.44%	2.72%	3.55%
Expense Reimbursements	-	(0.48)%	(2.31)%
Total Annual Fund Operating Expenses[1]	1.44%	2.24%	1.24%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class I of 1.45%, an annual rate for Class C of 2.20%, and an annual rate of 1.20% for Class Z. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Fund Summaries — Risk-Managed Equity Fund 27

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$147	$456	$787	$1,724
Class C	$327	$700	$1,200	$2,575
Class Z	$126	$393	$681	$1,500

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$227	$700	$1,200	$2,575

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194.31% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It seeks modest capital appreciation by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. To manage the risk of holding equity securities, the Fund may write call options or purchase puts on the securities in the portfolio or indexes. The Fund may also purchase exchange traded funds and other derivatives.

28 Fund Summaries — Risk-Managed Equity Fund

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Options Risk. Investments in call options involve certain risks. These risks include:

•	Limited Gains. By selling a call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock or index. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock or exposure to the underlying index upon exercise of the option could be substantially below its prevailing market price.

•	Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•	Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund may generally hold the stocks or exposure to the index underlying the option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities. This risk is less likely to be prevalent on options that are written on an index.

Tax Consequences. The sale of call options generates premiums. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times. While the Fund intends to make quarterly distributions of income (versus capital gains), if any, cash flow may impair its ability to do so. In the event cash flow indicates that a distribution could result in a return of capital or an inappropriate

Fund Summaries — Risk-Managed Equity Fund 29

distribution of capital gain, ICON, subject to ratification by the Board, may decide to limit or eliminate the distribution for one or more periods.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies, which may involve greater risk of loss and price fluctuation than larger and more established companies. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

30 Fund Summaries — Risk-Managed Equity Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund’s Class I shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class I Shares

Best Quarter: Q2 2003 17.11%  Worst Quarter: Q1 2009 -15.26%

Fund Summaries — Risk-Managed Equity Fund 31

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception			Since
	Date	1 Year	5 Years	Inception
ICON Risk-Managed Equity Fund Class I	9/30/2002

Return Before Taxes		9.38%	0.47%	5.67%

Return After Taxes on Distributions		9.18%	-0.98%	4.29%

Return After Taxes on Distributions and Sale of Fund Shares		6.28%	-0.31%	4.22%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	6.89%

ICON Risk-Managed Equity Fund Class C	11/21/2002	8.59%	-0.34%	3.88%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	5.37%

ICON Risk-Managed Equity Fund Class Z	5/6/2004	9.73%	0.74%	2.32%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	2.45%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax performance is shown only for the Fund’s Class I shares. After-tax performance for the Fund’s Class C and Class Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Robert Straus is the Portfolio Manager and has managed the Fund since January 2006. Mr. Straus is the Senior Vice President of Investments and the Chief Investment Officer for the Funds.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

32 Fund Summaries — Risk-Managed Equity Fund

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gain, if any, annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Risk-Managed Equity Fund 33

More About Fund Summaries

The Funds’ investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in each “Fund Summaries” section of the Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of the Prospectus.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (where applicable) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

•	The unmanaged Standard & Poor’s Composite 1500 (“S&P Composite 1500”) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The unmanaged Barclays Capital U.S. Universal Index (formerly known as the Lehman Brothers U.S. Universal Index) represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

Factset Research Systems, Inc. (“Factset”) and Bloomberg are the sources for the index returns included in this Prospectus.

34 More About Fund Summaries

More About Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the ICON Diversified Funds

ICON Advisers, Inc. (“ICON”), the Funds’ investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that our methodology suggests are underpriced relative to our calculation of intrinsic value. Our combination of industry rotation and bottom-up valuation of equity investments distinguishes us from other investment managers.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these fundamentals to analyze hundreds of companies included in approximately 150 separate industries, that change over time, and nine basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We then compare our valuation of a security to its current market price to arrive at a “value-to-price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries.

We believe that the market goes through themes over time. Themes are defined simply: stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell industries we believe are overpriced and buy industries we believe are underpriced, as identified by our valuation model, to capture developing industry and sector themes without restrictions on market capitalization.

We compute a value-to-price ratio for the international securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

More About Investment Strategies and Risks 35

In addition to identifying industries over- or underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average market performance or leadership against the current market.

Multi-Cap Approach

Many investment managers characterize their style as falling into one of six style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap) and by style (either value or growth). The ICON Funds are managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The ICON Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

Other Portfolio Investments and Strategies

Foreign Securities. While the Funds emphasize investments in securities traded in the U.S., a Fund may invest up to 20% of its net assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of the 20% limit stated above under foreign securities.

36 More About Investment Strategies and Risks

Fixed-Income Securities. While the Funds (other than the ICON Bond Fund) generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that pay interest or dividends and are convertible into common stock or their equivalent value at maturity. These securities have the potential to offer both current income and capital appreciation. To pursue current income, the Fund may buy convertible debt instruments that entitle the Fund to receive regular interest payments. Preferred stock entitles the Fund to receive regular dividend payments. Convertible securities may also appreciate in value because, if the underlying common stock increases in value, the holder of the convertible security can exchange it for common stock and benefit from the appreciation in the stock’s value.

Credit Ratings. Many convertible securities are assigned credit ratings by agencies such as S&P or Moody’s that evaluate the quality of these securities. Securities with a credit rating of BBB, Baa or higher are generally considered investment grade. Lower rated securities, often called “high yield” securities, are rated BB or Ba or lower at the time of purchase or the unrated equivalent as determined by ICON. Because their issuers may be at an early stage of development or have been unable to repay past debts, these lower rated securities typically must offer higher yields than investment-grade securities to compensate investors for greater credit risk.

Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds,

More About Investment Strategies and Risks 37

subject to the limitations of the Investment Company Act of 1940. The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, forwards contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, and foreign currencies. The Funds have limits on the use of derivatives and, except for the ICON Risk-Managed Equity Fund, are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

38 More About Investment Strategies and Risks

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains out to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Securities Lending. The Funds may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested by our securities lending agent. There are various risks in the process of securities lending. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the securities or gaining access to the collateral. There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral invested may lose money. In short, as a result of securities lending, the Fund may lose money thereby reducing returns and decreasing performance.

More About Risk

These Funds are mutual funds — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Funds’ investments are subject to changes in their value from a number of factors, including:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may overweight industries within various sectors and may invest up to 25% of a Fund’s total assets in a single industry. The fact that a Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. This overweighting means a Fund may be less diverse and more volatile than its benchmark.

More About Investment Strategies and Risks 39

Company Risk. The stocks in the Funds’ portfolios may not perform as expected. Factors that can negatively affect a particular stock’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments. The Funds’ investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. When interest rates change, the value of a Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

40 More About Investment Strategies and Risks

The Funds’ Investment Manager

Management and Administrative Fees

ICON serves as investment adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2009, ICON Advisers had $2.7 billion in total assets under management. Assets under management include mutual fund assets of approximately $1.8 billion and assets in mutual fund allocation portfolios and subadvisory relationships of approximately $0.7 billion that invest in and are already included in the ICON Funds’ mutual fund assets. Total assets under management include mutual fund assets, assets in mutual fund allocation portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

ICON receives a management fee for managing each Fund’s investments. For the fiscal year ended September 30, 2009, each Fund paid an annual management fee equal to the following percentage of the respective Fund’s average daily net assets:

Bond Fund	0.60%
Core Equity Fund	0.75%
Equity Income Fund	0.75%
Long/Short Fund	0.85%
Risk-Managed Equity Fund	0.75%

ICON also provides administrative services to the Funds. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on assets over $5 billion.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2009.

The Funds’ Investment Manager 41

Investment Committee Members — Portfolio Managers

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector, country or Fund. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the securities within the sector.

The Portfolio Manager(s) for each Fund are:

Fund	Portfolio Manager	Tenure
ICON Bond Fund	Todd Burchett, CFA	Since January 2006
ICON Core Equity Fund	Zach Jonson	Since January 2007
ICON Equity Income Fund	Derek Rollingson	Since October 2002
ICON Long/Short Fund	Todd Burchett, CFA	Since May 2007
ICON Risk-Managed Equity Fund	Robert Straus, CFA, CMT	Since October 2002

In addition to Dr. Craig Callahan, the ICON Investment Committee includes the following members:

Todd Burchett, CFA, joined ICON in 2005 as a Research Analyst and was named a Portfolio Manager to the Investment Committee in 2006. Mr. Burchett received an MBA and MS from The Ohio State University and a bachelor of arts degree in economics from Stanford University. He is certified by the Global Association of Risk Professionals as a Financial Risk Manager (FRM). Prior to joining ICON, Mr. Burchett was employed by The Ohio State University as a research and teaching assistant.

Scott Callahan is a member of ICON’s Investment Committee. Mr. Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA which he received from New York University’s Leonard N. Stern School of Business in 2008. Mr. Callahan became a Portfolio Manager in 2008. While pursuing his MBA, Mr. Callahan was an intern for the United Nations Development Programme in its Department of Finance. He previously received a bachelor’s degree in psychology from the University of Colorado.

Zach Jonson is a member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member

42 The Funds’ Investment Manager

and subsequently, a member of the Investment Committee as a Portfolio Manager in 2007. Mr. Jonson received a bachelor of arts degree in economics from the University of Colorado and an MBA from the University of Denver.

Michael “Mick” Kuehn, CFA, is a member of ICON’s Investment Committee. Mr. Kuehn manages the ICON Asia-Pacific Region Fund and assists Mr. Snyder in the management of the ICON Europe and International Equity Funds. Mr. Kuehn joined ICON in 2006 as a Research Analyst. In 2007, he was promoted to the Investment Committee and subsequently, in 2008, Mr. Kuehn was promoted to a Portfolio Manager. Mr. Kuehn holds a bachelor’s degree in finance and information technology from the University of Colorado and is pursuing an MBA from the University of Denver. Previously, Mr. Kuehn served as a senior business analyst in the investments division for Thrivent Financial (2004-2006) and as a senior associate for Murrayhill Company (2002-2004).

Derek Rollingson is Senior Vice President of Investments, Director of Research, and a senior member of ICON’s Investment Committee. Mr. Rollingson joined ICON in 2000 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee and a Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Scott Snyder, CFA, is Vice President of Investments and a member of ICON’s Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to the Investment Committee and a Portfolio Manager. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder received his bachelor of science degree in finance from Arizona State University.

Robert Straus, CFA, CMT, is Senior Vice President of Investments, Chief Investment Officer, and a senior member of ICON’s Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as a junior member of the Investment Committee. In 2003, he was named a Portfolio Manager and senior member of the Investment Committee. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management LLC from 1999 to 2000. Mr. Straus received a bachelor of arts degree in journalism from NYU and an MBA from the University of Denver.

Robert Straus is primarily responsible for the Risk-Managed Equity Fund and the Consumer Discretionary sector; he shares responsibility for the Core Equity Fund and the Energy, Telecommunications & Utilities and Leisure and Consumer Staples sectors; Derek Rollingson is primarily responsible for the Equity Income Fund and the Energy and Financials, sectors; he shares

The Funds’ Investment Manager 43

responsibility for the Bond Fund and the Consumer Discretionary sector; Todd Burchett is primarily responsible for the Bond and Long/Short Funds and the Telecommunication & Utilities sectors; he shares responsibility for the Equity Income Fund and the Information Technology, Financial and Healthcare sectors. Zach Jonson is primarily responsible for the Core Equity Fund and the Industrials and Materials sectors; he shares responsibility for the Risk-Managed Equity Fund and the Long/Short Fund. Scott Callahan is primarily responsible for the Healthcare, Information Technology and Leisure and Consumer Staples sectors, and he shares responsibility for the Materials and Industrials sectors. Investment decisions are subject to a Fund’s objective(s), policies, and restrictions and the oversight of the ICON Investment Committee.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts managed by the Investment Committee members and their personal ownership in the ICON Funds.

44 The Funds’ Investment Manager

About Your Investment
Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value (“NAV”). NAV per share of each share class is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally valued at 4:15 p.m. Eastern time each day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price. The market value of options is determined based upon their closing mid-price on the market with the most volume. If market prices are not readily available or are unreliable, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate

Your Share Price 45

their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents.

ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

46 Your Share Price

About Your Investment
Investing in the ICON Funds

Policy Regarding Excessive Short-Term Trading and Market Timing

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

•	Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out;

•	Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to trade the Funds excessively in a manner to harm fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Funds. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds:

•	Shareholder trade activity monitoring;

•	Trading guidelines; and

•	Specific use of fair value pricing, including daily fair value for securities outside of the Western Hemisphere.

Investing in the ICON Funds 47

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the Funds, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of a Fund’s shares may result in additional costs that are borne by a Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Funds.

Trade Activity Monitoring

ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the intermediary’s ability to transact in Fund shares. However, the ability to receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

Trading Guidelines

If a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for example — as a guideline a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange

48 Investing in the ICON Funds

orders, regardless of whether or not such shareholder exceeds such guidelines. A Fund or ICON may and frequently has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON’s short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Fair Value Pricing

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Funds’ Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

Investing in the ICON Funds 49

About Your Investment
Classes of Shares and Distribution Arrangements

Classes of Shares

Each Fund currently offers four classes of shares (with the exception of the ICON Bond Fund): Class I, Class C, Class Z and Class A. The ICON Bond Fund offers three classes of shares: Class I, Class C and Class Z. Class A shares are sold through a separate prospectus.

Class Z shares of the Funds are offered to institutional investors and affiliates of ICON and can be purchased by:

•	A bank, trust company or other type of depository institution;

•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

•	Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”:

•	“Eligible Benefit Plans” are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the ICON Family of Funds exceeds $1 million.

•	Certain other investors may qualify to purchase Class Z shares, such as the Fund’s Trustees and their immediate family members, Fund Counsel, and ICON employees and their immediate family members, including parents and siblings. Please see the Statement of Additional Information for more information.

•	ICON Advisers reserves the right, in its sole discretion, to reimburse certain expenses of Class Z shareholders who have or make a significant investment in the Funds. The reimbursement will not be paid by the Funds.

ICON reserves the right to change or waive the investment criteria for Class Z shares.

50 Classes of Shares and Distribution Arrangements

Using a Financial Intermediary

If you purchase shares through a financial adviser or broker, they may impose policies, limitations and fees which are in addition to or different from those described in this Prospectus. Please read your financial intermediary’s program materials carefully.

Sales Charges

The following describes the sales charges and fees you will pay as an investor in Class C shares offered by the ICON Funds:

Sales Charges (Load)	No front-end sales charge. A contingent deferred sales charge (CDSC) of 1.00% (0.85% in the case of the ICON Bond Fund) may be imposed on shares redeemed within one year after purchase. The contingent deferred sales charge is based on the original purchase cost.

There is no CDSC on reinvested dividends or distributions. If you sell some but not all of your Class C shares, any shares not subject to the CDSC (i.e., shares purchased through reinvested dividends) will be redeemed first.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class C shares may be waived in the following cases:

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•	Tax-free returns of excess contributions to IRAs;

•	Redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

•	The following types of transactions, if together they do not exceed 12% of the value of an account annually:

•	redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

Classes of Shares and Distribution Arrangements 51

•	if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash); provided that such redemptions do not exceed 10% of the value of the account annually.

You may obtain more information about sales charge reductions and waivers by going to www.iconfunds.com from the Statement of Additional Information or your financial adviser.

Rule 12b-1 Fees

The Funds have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Class I and Class C shares and for other shareholder services. Because the fees are paid out of a class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of shareholder services, such as:

•	placing your orders;

•	providing investment advice, research and other advisory services;

•	handling correspondence for individual accounts; and

•	issuing shareholder statements and reports.

Revenue Sharing

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of

52 Classes of Shares and Distribution Arrangements

sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms including sales, assets and redemption rates, and the length of and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

Sub-Transfer Agency Fees

Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Funds may reimburse ICON for all or a portion of these fees. Servicing Agents receiving such fees may also receive 12b-1 fees.

Classes of Shares and Distribution Arrangements 53

About Your Investment
Opening an Account

Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gift to Minors Act or Uniform Transfer to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

Trust

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement accounts:

Traditional and Roth IRA

Both types of IRAs allow most individuals with earned income up to a specified maximum amount to contribute up to the lesser of $5,000 ($1,000 additional contribution for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.

54 Opening an Account

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees’ IRAs with minimal reporting and disclosure requirements.

SIMPLE (Savings Incentive Match Plan for Employees of Small Employers)

This type of account allows small businesses that do not currently have another retirement plan and that have 100 or fewer employees (that have earned $5,000 or more during the preceding calendar year) to offer an IRA that is simple to form and administer.

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

Each year you will be charged a $15 custodial fee per Social Security number that holds any IRA accounts. This fee may be changed upon 30 days notice.

Profit-Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

Opening an Account 55

403(b) Accounts

403(b) accounts must be purchased through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

For All Accounts

We recommend that you consult your tax adviser regarding the particular tax consequences of any investment option.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to “ICON Funds” for:

•	$1,000 minimum per Fund

•	No minimum if you begin an Automatic Investment Plan

Class Z shares require a separate application and have different investment procedures. For significant investments, contact ICON at 1-800-828-4881.

Minimum Additional Investments

•	In general, $100 per Fund for additional investments

•	In general, $100 per Fund for Automatic Investment Plan payments

56 Opening an Account

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About Your Investment
Doing Business with the ICON Funds

How to Open an Account

By Phone 1-800-764-0442
If you have an existing account with us that has telephone exchange privileges, you can call to open an account in another ICON Fund by exchange. The names and registrations need to be identical on both accounts.

Otherwise, you must complete a New Account Application and send it with your investment check. The Funds do not accept third-party checks or money orders.

We cannot establish new accounts with cash or certain other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Mail ICON Funds P.O. Box 55452 Boston, MA 02205-8165 Overnight: ICON Funds 30 Dan Road Canton, MA 02021-2809
Complete the proper application which you request by calling 1-800-764-0442 or by visiting www.iconfunds.com. Make your check payable to “ICON Funds.” We cannot establish new accounts with cash or certain other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or traveler’s checks

By Wire	Complete and mail the proper application. Call ICON Funds at 1-800-764-0442 to obtain your account number, then wire your funds.

Through Our Website www.iconfunds.com	Download, complete and mail a signed printout of the proper application with your investment check.

Through Automatic Investment Plans	Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

58 Doing Business with the ICON Funds

How to Add to an Account	How to Redeem Shares	How to Exchange Shares

Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House members may be used for telephone transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after an account is established for Electronic Funds Transfer to be available.	We can generally send proceeds only to the address or bank of record. Minimum redemption -- $100; $1,000 minimum for redemptions by wire. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed is $50,000 per social security number.	If you have telephone exchange privileges, you may exchange from one ICON Fund to another. The names and registrations need to be identical on both accounts.

Make your check payable to “ICON Funds.” Enclose a purchase stub (from your most recent confirmation or statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year.

The Funds do not accept cash equivalents except for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.
	In a letter, please tell us the number of shares or dollars you wish to redeem, the name(s) of the account owner(s), the Fund and account number. All account owners need to sign the request exactly as their names appear on the account. We can send proceeds only to the address or bank of record. A Medallion Guarantee is required for transactions greater than $50,000.	In a letter, include the name(s) of the account owner(s), the Fund and account number you wish to exchange from, the dollar or share amount, and the account you wish to exchange into. All account owners need to sign the request exactly as their names appear on the account.

Wire funds to:
State Street Bank and Trust Company
ABA# 011000028
Attn: Custody
DDA# 99056673
225 Franklin St. Boston, MA 02110
Credit: Name of ICON Fund

Further Credit: Shareholder name and account number	$1,000 minimum. Monies are usually received the business day after you sell. Unless otherwise specified, we will deduct the $15 wire redemption fee from your redemption proceeds.	Not applicable.

Not available.	Not available.	Not available.

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.	Systematic Withdrawal Plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts generally with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form.	Fund-to-Fund Investment Plan allows you to automatically exchange a fixed dollar amount from one Fund to purchase shares in another Fund.

Doing Business with the ICON Funds 59

About Your Investment
Redeeming Shares

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee’s name is not in the account registration, you will need to provide a signature guarantee or Certificate of Incumbency dated within the past 6 months.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Signature Guarantee

For your protection, we require a signature guarantee by an eligible signature guarantor if you request:

•	to change account ownership

60 Redeeming Shares

•	a redemption check made payable to anyone other than the shareholder(s) of record

•	a redemption check mailed to an address other than the address of record

•	a redemption check or wire sent to a bank other than the bank on file

•	a redemption check mailed to an address of record that has been changed within 30 days of your request

•	a redemption for $50,000 or more

•	to add telephone redemption privileges

•	to change bank account information on an account

Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP). You can have your signature guaranteed at a:

•	bank

•	broker-dealer

•	credit union (if authorized under state law)

•	securities exchange/association

•	clearing agency

•	savings association

Please note that a notary public cannot provide a signature guarantee.

We reserve the right to require signature guarantee(s) on any redemption.

Redemption Proceeds

We can deliver redemption proceeds to you:

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Signature Guarantee, above). If you don’t specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

Redeeming Shares 61

By Wire

$1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct a $15 wire redemption fee from your redemption proceeds.

By Electronic Funds Transfer

Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund’s net assets in any 90-day period.

62 Redeeming Shares

About Your Investment
Transaction Policies

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds’ Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account if clarifying information and documentation are not received.

The Funds accept investments only from U.S. investors who have a Social Security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the Funds until it meets these requirements. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

Transaction Policies 63

Transactions Conducted by Phone or Fax

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds, or one of its service providers or intermediaries may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

•	requiring personal identification prior to acting upon instructions

•	providing written confirmation of such transactions

•	tape-recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

Effective Date of Transactions

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds’ transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. Dollars

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash or cash equivalents. The Funds will accept cash equivalents for transferred assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to

64 Transaction Policies

cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

Returned Checks

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Funds.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

Taxpayer Identification Number

If you do not provide your Social Security or taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder’s shares. In addition, a shareholder’s account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the investor’s taxpayer identification number on required reports.

Account Minimums

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days’ written notice informing you that your account will be closed so that you may make an

Transaction Policies 65

additional investment to bring the account up to the required minimum balance.

We reserve the right to:

•	reject any investment or exchange

•	cancel any purchase due to nonpayment or insufficient investor information

•	modify the conditions of purchase or sale at any time

•	waive or lower investment minimums or requirements

•	limit the amount that may be purchased

•	close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

•	suspend the offering of shares

66 Transaction Policies

About Your Investment
For More Information About Your Account

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-Hour Account Information

•	By Phone: 1-800-764-0442. ICON’s automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•	ICON Funds Website: By visiting www.iconfunds.com, you can access your accounts and view the latest Fund performance returns, daily prices, news articles, and much more 24 hours a day.

For More Information About Your Account 67

About Your Investment
Establishing Additional Services

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

Automatic Investment Plan (AIP)

Allows you to generally make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans above.

Electronic Funds Transfer Program

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of, in general, $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

Householding

To keep the Funds’ costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

68 Establishing Additional Services

Dividends and Other Distributions

The ICON Core Equity Fund and ICON Long/Short Fund intend to distribute net investment income and net capital gains, if any, on an annual basis generally each December. The ICON Equity Income Fund and the ICON Risk-Managed Equity Fund intend to distribute any net investment income, if any, at least quarterly every March, June, September, and December, and to distribute any net capital gains generally each December. The ICON Bond Fund intends to distribute any net income on a monthly basis and to distribute any net capital gains generally each December. From time to time, the Funds may make additional distributions.

If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends. You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and Other Distributions 69

Taxes

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund’s total gains on such sales exceed its total losses (including losses carried forward from prior years), a Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

70 Taxes

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years or the period of Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund’s shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP (PwC). PwC’s report and the Funds’ financial statements are included in the Funds’ 2009 Annual Report, which is available upon request and at www.iconfunds.com.

Financial Highlights 71

Financial Highlights

											Ratio of expenses to			Ratio of net investment
											average			income to average
											net assets(a)			net assets(a)
											Before	After		Before	After
											expense	expense		expense	expense
		Income from			Less dividends						limitation/	limitation/		limitation/	limitation/
		investment operations			and distributions						recoupment	recoupment		recoupment	recoupment
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	and transfer	and transfer		and transfer	and transfer
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	agent	agent		agent	agent	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	earnings	earnings		earnings	earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit	credit		credit	credit	rate(b)

ICON Bond Fund
Class I
Year Ended September 30, 2009	$9.44	$0.40	$0.84	$1.24	$(0.40)	$-	$(0.40)	$10.28	13.50%	$166,145	1.09%	1.00	%(c)	4.08%	4.17%	73.71%
Year Ended September 30, 2008	10.02	0.42	(0.55)	(0.13)	(0.45)	-	(0.45)	9.44	(1.48)%	100,985	1.08%	1.00	%(c)	4.06%	4.14%	73.47%
Year Ended September 30, 2007	10.00	0.44	0.03	0.47	(0.45)	-	(0.45)	10.02	4.80%	123,102	1.09%	1.00	%(c)	4.34%	4.42%	34.40%
Year Ended September 30, 2006	10.16	0.42	(0.15)	0.27	(0.42)	(0.01)	(0.43)	10.00	2.72%	90,324	1.11%	1.01	%(c)	4.14%	4.24%	66.82%
Year Ended September 30, 2005	10.52	0.40	(0.29)	0.11	(0.41)	(0.06)	(0.47)	10.16	1.05%	82,415	1.18%	1.10%		3.72%	3.80%	76.28%
Class C
Year Ended September 30, 2009	9.46	0.34	0.84	1.18	(0.34)	-	(0.34)	10.30	12.80%	4,441	2.40%	1.60	%(c)	2.75%	3.55%	73.71%
Year Ended September 30, 2008	10.05	0.35	(0.55)	(0.20)	(0.39)	-	(0.39)	9.46	(2.16)%	2,725	2.42%	1.60	%(c)	2.71%	3.53%	73.47%
Year Ended September 30, 2007	10.02	0.38	0.04	0.42	(0.39)	-	(0.39)	10.05	4.27%	1,491	3.15%	1.60	%(c)	2.28%	3.82%	34.40%
Year Ended September 30, 2006	10.18	0.36	(0.15)	0.21	(0.36)	(0.01)	(0.37)	10.02	2.09%	968	3.08%	1.61	%(c)	2.17%	3.64%	66.82%
Year Ended September 30, 2005	10.54	0.33	(0.28)	0.05	(0.35)	(0.06)	(0.41)	10.18	0.47%	988	3.42%	1.69%		1.46%	3.19%	76.28%
Class Z
Year Ended September 30, 2009	9.42	0.45	0.81	1.26	(0.42)	-	(0.42)	10.26	13.79%	1,087	1.91%	0.75	%(c)	3.34%	4.50%	73.71%
Year Ended September 30, 2008	10.02	0.44	(0.57)	(0.13)	(0.47)	-	(0.47)	9.42	(1.43)%	8	186.00%	0.75	%(c)	(180.79)%	4.46%	73.47%
Year Ended September 30, 2007	10.00	0.46	0.03	0.49	(0.47)	-	(0.47)	10.02	5.02%	11	31.60%	0.75	%(c)	(26.18)%	4.67%	34.40%
Year Ended September 30, 2006	10.15	0.45	(0.15)	0.30	(0.44)	(0.01)	(0.45)	10.00	3.06%	4	25.40%	0.76	%(c)	(20.18)%	4.47%	66.82%
Year Ended September 30, 2005	10.51	0.42	(0.28)	0.14	(0.44)	(0.06)	(0.50)	10.15	1.30%	5	74.28%	0.84%		(69.41)%	4.03%	76.28%
ICON Core Equity Fund
Class I
Year Ended September 30, 2009	11.24	0.10	(2.26)	(2.16)	-	-	-	9.08	(19.22)%	62,963	1.37%	1.37%		1.23%	1.23%	208.48%
Year Ended September 30, 2008	16.59	0.09	(4.07)	(3.98)	-	(1.37)	(1.37)	11.24	(25.99)%	76,606	1.27%	1.27%		0.67%	0.67%	173.81%
Year Ended September 30, 2007	15.22	0.02	2.46	2.48	-	(1.11)	(1.11)	16.59	17.05%	88,246	1.24%	1.23%		0.12%	0.13%	116.81%
Year Ended September 30, 2006	15.14	(0.02)	0.67	0.65	-	(0.57)	(0.57)	15.22	4.35%	104,966	1.23%	1.23%		(0.13)%	(0.13)%	148.67%
Year Ended September 30, 2005	12.78	(0.05)	2.41	2.36	-	-	-	15.14	18.47%	93,780	1.27%	N/A		(0.33)%	N/A	136.82%
Class C
Year Ended September 30, 2009	10.46	0.03	(2.12)	(2.09)	-	-	-	8.37	(19.98)%	33,089	2.25%	2.25%		0.44%	0.44%	208.48%
Year Ended September 30, 2008	15.66	(0.01)	(3.82)	(3.83)	-	(1.37)	(1.37)	10.46	(26.61)%	55,364	2.05%	2.05%		(0.09)%	(0.09)%	173.81%
Year Ended September 30, 2007	14.52	(0.10)	2.35	2.25	-	(1.11)	(1.11)	15.66	16.25%	92,350	2.02%	2.02%		(0.68)%	(0.67)%	116.81%
Year Ended September 30, 2006	14.58	(0.14)	0.65	0.51	-	(0.57)	(0.57)	14.52	3.54%	95,842	2.03%	2.02%		(0.91)%	(0.91)%	148.67%
Year Ended September 30, 2005	12.41	(0.15)	2.32	2.17	-	-	-	14.58	17.49%	78,145	2.04%	N/A		(1.10)%	N/A	136.82%
Class Z
Year Ended September 30, 2009	11.24	0.10	(2.27)	(2.17)	-	-	-	9.07	(19.31)%	887	1.45%	1.45%		1.27%	1.27%	208.48%
Year Ended September 30, 2008	16.62	0.09	(4.10)	(4.01)	-	(1.37)	(1.37)	11.24	(26.11)%	1,222	1.34%	1.34%		0.65%	0.65%	173.81%
Year Ended September 30, 2007	15.23	0.03	2.47	2.50	-	(1.11)	(1.11)	16.62	17.18%	1,320	1.18%	1.18%		0.17%	0.17%	116.81%
Year Ended September 30, 2006	15.12	0.02	0.66	0.68	-	(0.57)	(0.57)	15.23	4.57%	1,291	0.99%	0.98%		0.12%	0.12%	148.67%
Year Ended September 30, 2005	12.79	(0.14)	2.47	2.33	-	-	-	15.12	18.22%	1,165	1.76%	N/A		(0.94)%	N/A	136.82%

72 Financial Highlights

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73

Financial Highlights (continued)

											Ratio of expenses to				Ratio of net investment
											average				income to average
											net assets(a)				net assets(a)
											Before		After		Before		After
											expense		expense		expense		expense
		Income from			Less dividends						limitation/		limitation/		limitation/		limitation/
		investment operations			and distributions						recoupment		recoupment		recoupment		recoupment
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	and transfer		and transfer		and transfer		and transfer
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	agent		agent		agent		agent	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	earnings		earnings		earnings		earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit		credit		credit		credit	rate(b)

ICON Equity Income Fund
Class I
Year Ended September 30, 2009	$11.87	$0.40	$(1.59)	$(1.19)	$(0.40)	$-	$(0.40)	$10.28	(9.48)%	$41,623	1.40%		1.40	%(c)	4.58%		4.58%	148.56%
Year Ended September 30, 2008	16.48	0.34	(3.00)	(2.66)	(0.31)	(1.64)	(1.95)	11.87	(17.76)%	98,501	1.23	%(g)	1.23	%(c)	2.48%		2.48%	132.93%
Year Ended September 30, 2007	14.94	0.29	2.26	2.55	(0.34)	(0.67)	(1.01)	16.48	17.67%	124,668	1.23	%(h)	1.22	%(c)	1.86%		1.86%	121.30%
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)	(1.44)	14.94	4.02%	133,835	1.23%		1.23	%(c)	1.96%		1.96%	162.84%
Year Ended September 30, 2005	14.33	0.27	1.54	1.81	(0.27)	(0.08)	(0.35)	15.79	12.71%	129,681	1.27%		1.27%		1.79%		1.79%	143.82%
Class C
Year Ended September 30, 2009	11.73	0.32	(1.56)	(1.24)	(0.33)	-	(0.33)	10.16	(10.12)%	3,348	2.69%		2.21	%(c)	3.21%		3.69%	148.56%
Year Ended September 30, 2008	16.33	0.21	(2.97)	(2.76)	(0.20)	(1.64)	(1.84)	11.73	(18.60)%	4,461	2.34	%(g)	2.20	%(c)	1.40%		1.54%	132.93%
Year Ended September 30, 2007	14.85	0.14	2.23	2.37	(0.22)	(0.67)	(0.89)	16.33	16.45%	5,331	2.33	%(h)	2.21	%(c)	0.75%		0.87%	121.30%
Year Ended September 30, 2006	15.71	0.15	0.29	0.44	(0.21)	(1.09)	(1.30)	14.85	3.03%	4,753	2.29%		2.20	%(c)	0.91%		1.00%	162.84%
Year Ended September 30, 2005	14.27	0.13	1.54	1.67	(0.15)	(0.08)	(0.23)	15.71	11.71%	3,861	2.53%		2.20%		0.53%		0.86%	143.82%
Class Z
Year Ended September 30, 2009	11.84	0.41	(1.57)	(1.16)	(0.42)	-	(0.42)	10.26	(9.20)%	66	8.73%		1.21	%(c)	(2.83)%		4.69%	148.56%
Year Ended September 30, 2008	16.46	0.38	(3.04)	(2.66)	(0.32)	(1.64)	(1.96)	11.84	(17.81)%	81	11.18	%(g)	1.20	%(c)	(7.14)%		2.84%	132.93%
Year Ended September 30, 2007	14.94	0.30	2.26	2.56	(0.37)	(0.67)	(1.04)	16.46	17.74%	40	11.08	%(h)	1.21	%(c)	(7.96)%		1.92%	121.30%
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)	(1.44)	14.94	4.04%	24	4.36%		1.20	%(c)	(1.20)%		1.96%	162.84%
Year Ended September 30, 2005	14.33	0.28	1.55	1.83	(0.29)	(0.08)	(0.37)	15.79	12.89%	23	9.37%		1.20%		(6.31)%		1.86%	143.82%
ICON Long/Short Fund(f)
Class I
Year Ended September 30, 2009	13.76	0.16	(1.91)	(1.75)	(0.28)	-	(0.28)	11.73	(12.40)%	15,209	2.03%		1.97	%(c)	1.44%		1.50%	131.79%
Year Ended September 30, 2008	19.26	0.13	(4.86)	(4.73)	(0.03)	(0.74)	(0.77)	13.76	(25.43)%	93,243	1.47%		1.47	%(c)	0.78%		0.78%	174.59%
Year Ended September 30, 2007	17.19	0.07	2.47	2.54	(0.04)	(0.43)	(0.47)	19.26	15.05%	238,943	1.46%		1.46	%(c)	0.39%		0.39%	105.00%
Year Ended September 30, 2006	15.99	0.03	1.17	1.20	-	-	-	17.19	7.50%	168,522	1.45	%(d)	1.45	%(c)	0.18	%(d)	0.18%	94.62%
Year Ended September 30, 2005	13.92	(0.08)	2.65	2.57	-	(0.50)	(0.50)	15.99	18.69%	53,158	1.58%		1.58%		(0.53)%		(0.53)%	112.06%
Class C
Year Ended September 30, 2009	13.13	0.06	(1.81)	(1.75)	(0.19)	-	(0.19)	11.19	(13.10)%	15,093	2.95%		2.81	%(c)	0.44%		0.58%	131.79%
Year Ended September 30, 2008	18.54	-	(4.67)	(4.67)	-	(0.74)	(0.74)	13.13	(26.09)%	27,148	2.31%		2.31	%(c)	(0.01)%		(0.01)%	174.59%
Year Ended September 30, 2007	16.67	(0.08)	2.38	2.30	-	(0.43)	(0.43)	18.54	14.05%	43,986	2.33%		2.32	%(c)	(0.48)%		(0.47)%	105.00%
Year Ended September 30, 2006	15.63	(0.13)	1.17	1.04	-	-	-	16.67	6.65%	26,763	2.30	%(d)	2.30	%(c)	(0.78	)%(d)	(0.78)%	94.62%
Year Ended September 30, 2005	13.73	(0.19)	2.59	2.40	-	(0.50)	(0.50)	15.63	17.68%	13,925	2.37%		2.32%		(1.35)%		(1.31)%	112.06%
Class Z
Year Ended September 30, 2009	13.81	0.17	(1.89)	(1.72)	(0.29)	-	(0.29)	11.80	(12.10)%	128	4.40%		1.73	%(c)	(1.12)%		1.55%	131.79%
Year Ended September 30, 2008	19.30	0.18	(4.93)	(4.75)	-	(0.74)	(0.74)	13.81	(25.45)%	540	2.37%		1.44	%(c)	0.16%		1.09%	174.59%
Year Ended September 30, 2007	17.29	0.10	2.41	2.51	(0.07)	(0.43)	(0.50)	19.30	14.81%	447	1.25%		1.25	%(c)	0.55%		0.55%	105.00%
Year Ended September 30, 2006	16.05	0.11	1.13	1.24	-	-	-	17.29	7.73%	3,306	1.17	%(d)	1.17	%(c)	0.61	%(d)	0.61%	94.62%
Year Ended September 30, 2005	13.94	(0.05)	2.66	2.61	-	(0.50)	(0.50)	16.05	18.96%	140	3.07%		1.33%		(2.07)%		(0.33)%	112.06%

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Financial Highlights (continued)

											Ratio of expenses to			Ratio of net investment
											average			income to average
											net assets(a)			net assets(a)
											Before			Before	After
											expense	After		expense	expense
		Income from			Less dividends						limitation/	expense		limitation/	limitation/
		investment operations			and distributions						recoupment	limitation/		recoupment	recoupment
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	and transfer	recoupment		and transfer	and transfer
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	agent	and transfer		agent	agent	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	earnings	agent earnings		earnings	earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit	credit		credit	credit	rate(b)

ICON Risk-Managed Equity Fund
Class I
Year Ended September 30, 2009	11.28	0.15	(0.85)	(0.70)	(0.15)	-	(0.15)	10.43	(5.98)%	37,475	1.44%	1.44	%(c)	1.62%	1.62%	194.31%
Year Ended September 30, 2008	13.18	0.12	(1.39)	(1.27)	(0.10)	(0.53)	(0.63)	11.28	(10.04)%	82,599	1.30%	1.30	%(c)	0.93%	0.93%	184.47%
Year Ended September 30, 2007	13.80	(0.02)	1.64	1.62	(0.01)	(2.23)	(2.24)	13.18	12.51%	77,195	1.50%	1.50	%(c)	(0.11)%	(0.11)%	150.42%
Year Ended September 30, 2006	13.88	(0.01)	0.05	0.04	-	(0.12)	(0.12)	13.80	0.30%	60,321	1.47%	1.47	%(c)	(0.04)%	(0.04)%	159.55%
Year Ended September 30, 2005	13.25	(0.06)	1.26	1.20	-	(0.57)	(0.57)	13.88	9.21%	54,347	1.54%	1.45%		(0.57)%	(0.48)%	159.35%
Class C
Year Ended September 30, 2009	10.72	0.05	(0.79)	(0.74)	(0.10)	-	(0.10)	9.88	(6.69)%	3,199	2.72%	2.24	%(c)	0.06%	0.54%	194.31%
Year Ended September 30, 2008	12.61	0.01	(1.32)	(1.31)	(0.05)	(0.53)	(0.58)	10.72	(10.85)%	4,207	2.52%	2.21	%(c)	(0.24)%	0.07%	184.47%
Year Ended September 30, 2007	13.39	(0.11)	1.56	1.45	-	(2.23)	(2.23)	12.61	11.53%	2,291	2.76%	2.25	%(c)	(1.34)%	(0.83)%	150.42%
Year Ended September 30, 2006	13.56	(0.11)	0.06	(0.05)	-	(0.12)	(0.12)	13.39	(0.36)%	2,842	2.61%	2.23	%(c)	(1.23)%	(0.85)%	159.55%
Year Ended September 30, 2005	13.06	(0.16)	1.23	1.07	-	(0.57)	(0.57)	13.56	8.31%	3,652	2.80%	2.20%		(1.80)%	(1.20)%	159.35%
Class Z
Year Ended September 30, 2009	11.46	0.22	(0.91)	(0.69)	(0.16)	-	(0.16)	10.61	(5.79)%	72	3.55%	1.24	%(c)	(0.10)%	2.21%	194.31%
Year Ended September 30, 2008	13.37	0.15	(1.43)	(1.28)	(0.10)	(0.53)	(0.63)	11.46	(9.99)%	422	4.39%	1.21	%(c)	(1.98)%	1.20%	184.47%
Year Ended September 30, 2007	13.94	0.01	1.65	1.66	-	(2.23)	(2.23)	13.37	12.67%	37	17.99%	1.25	%(c)	(16.64)%	0.10%	150.42%
Year Ended September 30, 2006	13.94	0.02	0.10	0.12	-	(0.12)	(0.12)	13.94	0.88%	5	3.52%	1.22	%(c)	(2.14)%	0.15%	159.55%
Year Ended September 30, 2005	13.29	(0.03)	1.25	1.22	-	(0.57)	(0.57)	13.94	9.42%	3	53.94%	1.20%		(52.97)%	(0.23)%	159.35%

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Annualized for periods less than a year.
(b)	Portfolio turnover is calculated at the Fund level and is not annualized.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited. The ratios in these financial highlights reflect the limitation, including the interest expense.
(d)	Prior disclosures were reclassified to be consistent with current presentation.
(e)	Amount less than $0.005.
(f)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.55% for Class I, 2.30% for Class C and 1.25% for Class Z. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
(g)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including expenses that were paid on behalf of the Fund by a third party related to a tax matter were 1.43%, 2.54% and 11.38% for Class I, C and Z, respectively.
(h)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including a potential Internal Revenue Code Section 860 deficiency dividend expense were 1.81%, 2.91% and 11.66% for Class I, C and Z, respectively.

76 Financial Highlights

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ICON Funds Privacy Information

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ income and transaction history
■ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

84 Funds Privacy Information

Who we are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What we do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?
We collect your personal information, for example, when you

■    open an account or enter into an investment advisory contract
■    provide account information or give us your contact information
■    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only ■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ ICON doesn’t jointly market

Funds Privacy Information 85

For Further Information

More information about the Funds is available to you free of charge. The Funds’ Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds’ Annual and Semiannual Reports contain the Funds’ financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information in the following ways:

By Telephone:	Call 1-800-764-0442

By Mail:	ICON Funds; P.O. Box 55452 Boston, MA 02205-8165

In Person:	ICON Funds; 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111

By E-mail:	info@iconadvisers.com

On the Internet:	ICON Funds website: www.iconfunds.com

EDGAR database on the SEC site: www.sec.gov

By E-mail or in Person from the Securities and Exchange Commission (you will pay a copying fee):

E-mail the Securities and Exchange Commission at publicinfo@sec.gov

SEC’s Public Reference Section; Washington, D.C. 20549-0102
Visit or Write:
Call 1-202-551-8090 for information about the operation of the Public Reference Room

1-800-764-0442  •  WWW.ICONFUNDS.COM

ICON Funds’ SEC File No. 811-7883

PROSPECTUS
ICON INTERNATIONAL FUNDS
JANUARY 25, 2010

	CLASS S	CLASS I	CLASS C	CLASS Z	CLASS Q

ICON ASIA-PACIFIC REGION FUND	ICARX	ICPIX	ICPCX	ICPZX	N/A

ICON EUROPE FUND	ICSEX	ICUIX	ICUCX	ICUZX	N/A

ICON INTERNATIONAL EQUITY FUND	ICESX	IIQIX	IIQCX	ICEQX	ICEQX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

1-800-764-0442  •  www.iconfunds.com

Fund Summaries	2
ICON Asia-Pacific Region Fund — Class S, I, C, and Z	2
ICON Europe Fund — Class S, I, C, and Z	8
ICON International Equity Fund — Classes S, I, C, Z, and Q	14

More About Fund Summaries	20

More About Investment Strategies and Risks	21

The Funds’ Investment Manager	27

About Your Investment	30
Your Share Price	30
Investing in the ICON Funds	32
Classes of Shares and Distribution Arrangements	35
Opening an Account	39
Doing Business with the ICON Funds	42
Redeeming Shares	44
Transaction Policies	47
For More Information About Your Account	51
Establishing Additional Services	52

Dividends and Other Distributions	53

Taxes	54

Financial Highlights	55

ICON Funds Privacy Information	60

Fund Summaries

ICON Asia-Pacific Region Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class S	Class I	Class C	Class Z

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None	None	1.00%	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.54%	126.58%	17.80%	105.17%
Total Annual Fund Operating Expenses	1.54%	127.83%	19.80%	106.17%
Expense Reimbursements	-	(126.00)%	(17.25)%	(104.90)%
Total Annual Fund Operating Expenses[1]	1.54%	1.83%	2.55%	1.27%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class I of 1.80%, an annual rate for Class C of 2.55%, and an annual rate of 1.55% for Class Z. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

2 Fund Summaries — Asia-Pacific Region Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$157	$486	$839	$1,834

Class I	$186	$576	$990	$2,148

Class C	$358	$793	$1,355	$2,885

Class Z	$129	$403	$697	$1,534

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$258	$793	$1,355	$2,885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 171.05% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities in the Asia-Pacific Region. Foreign equity securities in the Asia-Pacific Region include securities of issuers, wherever organized, whose securities are traded principally on a recognized stock exchange or over-the-counter market in the countries listed in the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) Asia and AC Pacific Indexes. The Asia-Pacific Region includes the following countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Equity securities

Fund Summaries — Asia-Pacific Region Fund 3

in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Geographic Risk. The Fund will be more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia-Pacific region than a fund that is more geographically diversified. The Asia-Pacific region includes countries in all stages of economic development; however, it has a higher prevalence of “emerging market” countries as compared to other regions of the world. Such emerging countries can be characterized as having less-developed legal and financial structures, over-extensions of credit, currency devaluations and restrictions, high inflation and unemployment. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies which are inherently more volatile and less liquid than larger comparables. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region.

Non-Diversified Portfolio Risk. The ICON Asia-Pacific Region Fund is “non-diversified” which means that a Fund may own larger positions in a smaller number of securities than funds that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of a diversified fund.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor

4 Fund Summaries — Asia-Pacific Region Fund

confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies, which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class S Shares

Best Quarter: Q2 2009 35.82%     Worst Quarter: Q3 2008 -25.02%

Fund Summaries — Asia-Pacific Region Fund 5

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception				Since
ICON Asia-Pacific Region Fund	Date	1 Year	5 Years	10 Years	Inception
Class S Return Before Taxes	2/25/1997	52.24%	8.16%	0.17%	2.30%

Return After Taxes on Distributions		51.51%	7.23%	-0.30%	1.93%

Return After Taxes on Distributions and Sale of Fund Shares		34.15%	6.83%	0.00%	1.88%

MSCI All Country Pacific Index (reflects no deduction for fees, expenses, or taxes)		35.76%	5.51%	1.20%	2.56%

Class I	1/25/2008	52.84%	N/A	N/A	-9.63%

MSCI All Country Pacific Index (reflects no deduction for fees, expenses, or taxes)		35.76%	N/A	N/A	-6.74%

Class C	1/25/2008	50.97%	N/A	N/A	-10.35%

MSCI All Country Pacific Index (reflects no deduction for fees, expenses, or taxes)		35.76%	N/A	N/A	-6.74%

Class Z	1/25/2008	53.08%	N/A	N/A	-9.17%

MSCI All Country Pacific Index (reflects no deduction for fees, expenses, or taxes)		35.76%	N/A	N/A	-6.74%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class I, Class C and Class Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Michael “Mick” Kuehn is the Portfolio Manager and has managed the Fund since January 2009.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The

6 Fund Summaries — Asia-Pacific Region Fund

minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Asia-Pacific Region Fund 7

ICON Europe Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class S	Class I	Class C	Class Z

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None	None	1.00%	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.57%	180.88%	73.12%	159.63%
Total Annual Fund Operating Expenses	1.57%	182.13%	75.12%	160.63%
Expense Reimbursements	-	(180.31)%	(72.55)%	(159.34)%
Total Annual Fund Operating Expenses[1]	1.57%	1.82%	2.57%	1.29%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class I of 1.80%, an annual rate for Class C of 2.55%, and an annual rate of 1.55% for Class Z. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expenses limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

8 Fund Summaries — Europe Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$160	$496	$855	$1,867

Class I	$185	$573	$985	$2,137

Class C	$360	$799	$1,365	$2,905

Class Z	$131	$409	$708	$1,556

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$260	$799	$1,365	$2,905

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129.97% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities in the European region. Foreign equity securities in the European region include securities of issuers wherever organized, whose securities are traded principally on a recognized stock exchange or over-the-counter market in the countries listed in the Morgan Stanley Capital International (“MSCI”) Europe Index. The European Region includes the following countries: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Poland, Portugal, Spain, the Netherlands, Norway, Sweden, Switzerland, and the United Kingdom. This strategy may not be changed unless Fund shareholders are

Fund Summaries — Europe Fund 9

given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Non-Diversified Portfolio Risk. The ICON Europe Fund is “non-diversified” which means that a Fund may own larger positions in a smaller number of securities than funds that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of a diversified fund.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Geographic Risk. The Fund will be more susceptible to the economic, market, political and local risks of the European region than a fund that is more geographically diversified. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union, which imposes restrictions on inflation rates, deficits and debt levels. Unemployment in Europe has historically been high. Many Eastern European countries continue to move toward market economies, however, their markets remain relatively underdeveloped.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

10 Fund Summaries — Europe Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class S Shares

Best Quarter: Q2 2003 23.65%     Worst Quarter: Q3 2008 -24.01%

Fund Summaries — Europe Fund 11

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception				Since
ICON Europe Fund	Date	1 Year	5 Years	10 Years	Inception
Class S
Return Before Taxes	2/20/1997	27.13%	3.04%	4.10%	6.12%

Return After Taxes on Distributions		26.89%	1.85%	3.49%	4.79%

Return After Taxes on Distributions and Sale of Fund Shares		17.79%	2.31%	3.41%	4.68%

MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)		36.82%	4.51%	2.44%	6.79%

Class I	1/25/2008	26.79%	N/A	N/A	-15.30%

MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)		36.82%	N/A	N/A	-9.25%

Class C	1/25/2008	25.92%	N/A	N/A	-15.91%

MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)		36.82%	N/A	N/A	-9.25%

Class Z	1/25/2008	27.53%	N/A	N/A	-14.84%

MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)		36.82%	N/A	N/A	-9.25%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class I, Class C and Class Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Scott Snyder is the Portfolio Manager and has managed the Fund since November 2005.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The

12 Fund Summaries — Europe Fund

minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Europe Fund 13

ICON International Equity Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class S	Class I	Class C	Class Z	Class Q

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None	None	1.00%	None	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	None	None
Other Expenses	0.34%	0.51%	0.64%	0.43%	0.41%
Total Annual Fund Operating Expenses	1.34%	1.76%	2.64%	1.43%	1.41%
Expense Reimbursements	-	-	(0.09)%	(0.18)%	(0.01)%
Total Annual Fund Operating Expenses[1]	1.34%	1.76%	2.55%	1.25%	1.40%

[1]	ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class S of 1.80%, an annual rate for Class I of 1.80%, an annual rate for Class C of 2.55%, an annual rate of 1.55% for Class Z, and an annual rate of 1.55% for Class Q. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

14 Fund Summaries — International Equity Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$136	$425	$734	$1,613

Class I	$179	$554	$954	$2,073

Class C	$358	$793	$1,355	$2,885

Class Z	$127	$397	$686	$1,511

Class Q	$143	$443	$766	$1,680

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$258	$793	$1,355	$2,885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 182.73% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Fund Summaries — International Equity Fund 15

Principal Investment Risks. Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

•	Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

•	Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

•	Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

16 Fund Summaries — International Equity Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund’s Class Z shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class Z Shares

Best Quarter: Q4 2009 29.20%     Worst Quarter: Q3 2008 -25.94%

Fund Summaries — International Equity Fund 17

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception				Since
ICON International Equity Fund	Date	1 Year	5 Years	10 Years	Inception
Class Z	2/18/1997

Return Before Taxes		48.45%	5.96%	4.11%	6.86%

Return After Taxes on Distributions		47.72%	4.74%	2.95%	5.46%

Return After Taxes on Distributions and Sale of Fund Shares		31.72%	4.81%	3.09%	5.41%

MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		42.16%	6.30%	3.11%	5.89%

Class S	1/25/2008	48.41%	N/A	N/A	-12.25%

MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		42.16%	N/A	N/A	-7.43%

Class I	2/6/2004	47.84%	5.54%	N/A	6.37%

MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		42.16%	6.30%	N/A	8.29%

Class C	2/19/2004	46.68%	4.49%	N/A	4.68%

MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		42.16%	6.30%	N/A	7.80%

Class Q	1/28/2008	48.38%	N/A	N/A	-12.33%

MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		42.16%	N/A	N/A	-6.87%

Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

After-tax performance is shown only for the Fund’s Class Z Shares. After-tax performance for the Fund’s Class S, Class I, Class C, and Class Q shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

18 Fund Summaries — International Equity Fund

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Scott Snyder is the Portfolio Manager and has managed the Fund since November 2005.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — International Equity Fund 19

More About Fund Summaries

The Funds’ investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in each “Fund Summaries” section of the Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of the Prospectus.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (where applicable), but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

Factset Research Systems, Inc. (“FactSet”) and Bloomberg are the sources for the index returns included in this Prospectus.

20 More About Fund Summaries

More About Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the ICON International Funds

ICON Advisers, Inc. (“ICON”), the Funds’ investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that our methodology suggests are underpriced relative to our calculation of intrinsic value. Our combination of industry rotation and bottom-up valuation of both international and domestic equity investments distinguishes us from other investment managers.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these fundamentals to analyze hundreds of companies included in approximately 150 separate industries, that change over time, and nine basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We then compare our valuation of a security to its current market price to arrive at a “value-to-price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries.

We believe that the market goes through themes over time. Themes are defined simply: stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell industries we believe are overpriced and buy industries we believe are underpriced, as identified by our valuation model, to capture developing industry and sector themes without restrictions on market capitalization.

We compute a value-to-price ratio for the securities in our international database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

In addition to identifying industries over- or underpriced relative to the broad market, we seek those industries that demonstrate relative strength,

More About Investment Strategies and Risks 21

meaning above-average market performance or leadership against the current market.

Multi-Cap Approach

Many investment managers characterize their style as falling into one of six style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap) and by style (either value or growth). The ICON Funds are managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The ICON Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

Other Portfolio Investments and Strategies

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. For purposes of each Fund’s 80% threshold, ADRs are considered foreign securities.

Fixed-Income Securities. While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees (“Board”),

22 More About Investment Strategies and Risks

certain restricted securities may be deemed liquid and will not be counted toward the 15% limit. Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, forward contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

More About Investment Strategies and Risks 23

Portfolio Turnover. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Securities Lending. The Funds may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested by our securities lending agent. There are various risks in the process of securities lending. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the securities or gaining access to the collateral. There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral invested may lose money. In short, as a result of securities lending, the Fund may lose money thereby reducing returns and decreasing performance.

More About Risk

These Funds are mutual funds — pooled investments that are professionally managed and provide the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

24 More About Investment Strategies and Risks

The Funds’ investments are subject to changes in their value from a number of factors, including:

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments. These risks include:

Market Risk. Foreign markets have less trading volume than U.S. markets, are not generally as liquid, and may be more volatile than those in the United States. In markets where trading volume has increased, some markets do not have the technology to handle increased orders from online trades or otherwise. Brokerage commissions and other transaction costs are generally higher than in the United States and settlement periods may be longer.

Regulatory Risk. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Foreign regulatory bodies are not always independent, and have far fewer resources to monitor illegal or improper activity than in the U.S. Also, accounting, auditing, and financial reporting standards may be less uniform than in the U.S. and, in many cases less transparent. The differences in the financial standards could have a material impact on the integrity of the financial data released by foreign companies to the public. The corporate governance standards which help ensure the integrity of public information in the U.S. do not exist in foreign countries.

Exchange control regulations or currency restrictions could prevent cash from being brought back into the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may also be subject to withholding taxes in foreign countries and could experience difficulty in pursuing legal remedies and collecting judgments.

Currency Risk. The Funds receive substantially all of their revenue in foreign currencies and the net asset values of the Funds will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

Political Risk. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.

Emerging Market Risk. While the Funds expect to invest a substantial portion of their assets in the securities of issuers located in developed countries, the

More About Investment Strategies and Risks 25

Funds may also invest in the securities of issuers located in emerging countries. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies in emerging markets may have more volatile share prices and be less liquid than those of securities issued by companies in more developed countries.

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may overweight industries within various sectors and may invest up to 25% of a Fund’s total assets in a single industry. The fact that a Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. This overweighting means a Fund may be less diverse and more volatile than its benchmark.

Company Risk. The securities in the Funds’ portfolios may not perform as expected. Factors that can negatively affect a particular security’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments. The Funds’ investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. When interest rates change, the value of a Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

26 More About Investment Strategies and Risks

The Funds’ Investment Manager

Management and Administrative Fees

ICON serves as investment adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2009, ICON Advisers had $2.7 billion in total assets under management. Assets under management include mutual fund assets of approximately $1.8 billion and assets in mutual fund allocation portfolios and subadvisory relationships of approximately $0.7 billion that invest in and are already included in the ICON Funds’ mutual fund assets. Total assets under management include mutual fund assets, assets in mutual fund allocation portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

ICON receives a management fee for managing each Fund’s investments. For the fiscal year ended September 30, 2009, each Fund paid an annual management fee equal to 1.00% of each Fund’s average daily net assets.

ICON also provides administrative services to the Funds. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2009.

Investment Committee Members — Portfolio Managers

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength

The Funds’ Investment Manager 27

metrics, the core of the ICON system. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector, country or Fund. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the securities within the sector.

The primary Portfolio Manager(s) for each Fund are:

Fund	Portfolio Manager	Tenure

ICON Asia-Pacific Region Fund	Michael “Mick” Kuehn, CFA	Since January 2009
ICON Europe Fund	Scott Snyder, CFA	Since November 2005
ICON International Equity Fund	Scott Snyder, CFA	Since November 2005

In addition to Dr. Craig Callahan, the ICON Investment Committee includes the following members:

Todd Burchett, CFA, joined ICON in 2005 as a Research Analyst and was named a Portfolio Manager to the Investment Committee in 2006. Mr. Burchett received an MBA and MS from The Ohio State University and a bachelor of arts degree in economics from Stanford University. He is certified by the Global Association of Risk Professionals as a Financial Risk Manager (FRM). Prior to joining ICON, Mr. Burchett was employed by The Ohio State University as a research and teaching assistant.

Scott Callahan is a member of ICON’s Investment Committee. Mr. Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA which he received from New York University’s Leonard N. Stern School of Business in 2008. Mr. Callahan became a Portfolio Manager in 2008. While pursuing his MBA, Mr. Callahan was an intern for the United Nations Development Programme in its Department of Finance. He previously received a bachelor’s degree in psychology from the University of Colorado.

Zach Jonson is a member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member and subsequently, a member of the Investment Committee as a Portfolio Manager in 2007. Mr. Jonson received a bachelor of arts degree in economics from the University of Colorado and an MBA from the University of Denver.

Michael “Mick” Kuehn, CFA, is a member of ICON’s Investment Committee. Mr. Kuehn manages the ICON Asia-Pacific Region Fund and assists Mr. Snyder in the management of the ICON Europe and International Equity Funds. Mr. Kuehn joined ICON in 2006 as a Research Analyst. In 2007, he was promoted to the Investment Committee and subsequently, in 2008, Mr. Kuehn was promoted to a Portfolio Manager. Mr. Kuehn holds a bachelor’s degree

28 The Funds’ Investment Manager

in finance and information technology from the University of Colorado and is pursuing an MBA from the University of Denver. Previously, Mr. Kuehn served as a senior business analyst in the investments division for Thrivent Financial (2004-2006) and as a senior associate for Murrayhill Company (2002-2004).

Derek Rollingson is Senior Vice President of Investments, Director of Research, and a senior member of ICON’s Investment Committee. Mr. Rollingson joined ICON in 2000 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee and a Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Scott Snyder, CFA, is Vice President of Investments and a member of ICON’s Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to the Investment Committee and a Portfolio Manager. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder received his bachelor of science degree in finance from Arizona State University.

Robert Straus, CFA, CMT, is Senior Vice President of Investments, Chief Investment Officer, and a senior member of ICON’s Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as a junior member of the Investment Committee. In 2003, he was named a Portfolio Manager and senior member of the Investment Committee. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management LLC from 1999 to 2000. Mr. Straus received a bachelor of arts degree in journalism from NYU and an MBA from the University of Denver.

Michael “Mick” Kuehn manages the ICON Asia-Pacific Region Fund and assists Mr. Snyder in the management of the ICON Europe and International Equity Funds. Mr. Snyder is primarily responsible for the Europe and International Equity Funds and shares responsibility for the Asia-Pacific Region Fund. Investment decisions are subject to a Fund’s objective(s), policies, and restrictions and the oversight of the ICON Investment Committee.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts managed by the Investment Committee member and their personal ownership of the ICON Funds.

The Funds’ Investment Manager 29

About Your Investment
Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value (“NAV”). NAV per share of each share class is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Funds’ portfolios. If a market quotation is not readily available or is unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. The valuation assigned to fair valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps protect the interests of long-term shareholders in the Funds.

30 Your Share Price

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents.

ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary receives such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

Your Share Price 31

About Your Investment
Investing in the ICON Funds

Policy Regarding Excessive Short-Term Trading and Market Timing

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

•	Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out;

•	Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to excessively trade the Funds in a manner to harm fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Funds. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

Funds that invest in overseas markets may be subject to the risk of certain investors using a strategy known as time-zone arbitrage that attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market timing. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds, including time-zone arbitrage:

•	Shareholder trade activity monitoring;

•	Trading guidelines; and

32 Investing in the ICON Funds

•	Specific use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the Funds, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of a Fund’s shares may result in additional costs that are borne by a Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Funds.

Trade Activity Monitoring

ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the intermediary’s ability to transact in Fund shares. However, the ability to receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

Trading Guidelines

If a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for

Investing in the ICON Funds 33

example — as a guideline a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders, regardless of whether or not such shareholder exceeds such guidelines. A Fund or ICON may and frequently has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of our short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Fair Value Pricing

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair valuation of certain foreign securities. The Funds’ Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

34 Investing in the ICON Funds

About Your Investment
Classes of Shares and Distribution Arrangements

Classes of Shares

The ICON Asia-Pacific Region Fund and the ICON Europe Fund each offer five classes of shares: Class S, Class I, Class C, Class Z, and Class A. The ICON International Equity Fund currently offers six classes of shares: Class S, Class I, Class C, Class Z, Class A and Class Q. Each Fund’s share classes have different fees and other characteristics. Class A shares are offered through a separate prospectus. Class Q shares are currently closed to new investors.

Class Z shares are offered to institutional investors and affiliates of ICON and can be purchased by:

•	A bank, trust company or other type of depository institution;

•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

•	Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”:

“Eligible Benefit Plans” are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the ICON Family of Funds exceeds $1 million.

•	Certain other investors may qualify to purchase Class Z shares, such as the Trustees and their immediate family members, Fund Counsel, and ICON employees and their immediate family members, including parents and siblings. Please see the Statement of Additional Information for more information.

•	ICON Advisers reserves the right, in its sole discretion, to reimburse certain expenses of Class Z shareholders who have or make a significant investment in the Funds. The reimbursement will not be paid by the Funds.

ICON reserves the right to change or waive the investment criteria for Class Z shares.

Classes of Shares and Distribution Arrangements 35

Grandfathered Shareholders

ICON International Equity Fund Class Z shareholders who established an account on or before January 29, 2004 are grandfathered into Class Q shares of the Fund. Class Q shares are closed to new investors.

Using a Financial Intermediary

If you purchase shares through a financial adviser or broker, they may impose policies, limitations and fees which are in addition to or different from those described in this Prospectus. Please read your financial intermediary’s program materials carefully.

Rule 12b-1 Fees

The Funds have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Class I and Class C shares and for other shareholder services. Because the fees are paid out of a class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of services, such as:

•	placing your orders;

•	providing investment advice, research and other advisory services;

•	handling correspondence for individual accounts; and

•	issuing shareholder statements and reports.

Sales Charges

The following describes the sales charges and fees you will pay as an investor in Class C shares offered by the ICON Funds:

Sales Charges (Load)	No front-end sales charge. A contingent deferred sales charge (CDSC) of 1.00% may be imposed on shares redeemed within one year after purchase. The contingent deferred sales charge is based on the original purchase cost.

There is no CDSC on reinvested dividends or distributions. If you sell some but not all of your Class C shares, any shares not subject to the CDSC (i.e., shares purchased through reinvested dividends) will be redeemed first.

36 Classes of Shares and Distribution Arrangements

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class C shares may be waived in the following cases:

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•	Tax-free returns of excess contributions to IRAs;

•	Redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts or other entities);

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

•	The following types of transactions, if together they do not exceed 12% of the value of an account annually:

•	redemptions due to receiving required minimum distributions from retirement account upon reaching 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

•	if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash); provided that such redemptions do not exceed 10% of the value of the account annually.

You may obtain more information about sales charge reductions and waivers by going to www.iconfunds.com, from the Statement of Additional Information or your financial adviser.

Revenue Sharing

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the

Classes of Shares and Distribution Arrangements 37

ICON Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms including sales, assets and redemption rates, and the length of and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

Sub-Transfer Agency Fees

Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Funds may reimburse ICON for all or a portion of these fees. Servicing Agents receiving such fees may also receive 12b-1 fees.

38 Classes of Shares and Distribution Arrangements

About Your Investment
Opening an Account

Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gift to Minors Act or Uniform Transfer to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

Trust

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement and similar accounts:

Traditional and Roth IRA

Both types of IRAs allow most individuals with earned income up to a specified maximum amount to contribute up to the lesser of $5,000 ($1,000 additional contribution for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.

Opening an Account 39

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees’ IRAs with minimal reporting and disclosure requirements.

SIMPLE (Savings Incentive Match Plan for Employees of Small Employers)

This type of account allows small businesses that do not currently have another retirement plan and that have 100 or fewer employees (that have earned $5,000 or more during the preceding calendar year) to offer an IRA that is simple to form and administer.

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

Each year you will be charged a $15 custodial fee per Social Security number that holds any IRA accounts. This fee may be changed upon 30 days notice.

Profit-Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

40 Opening an Account

403(b) Accounts

403(b) accounts must be purchased through representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

For All Accounts

We recommend that you consult your tax adviser regarding the particular tax consequences of any investment plan.

Minimum Initial Investments

To open a Fund account (other than Class Q shares, which are currently closed to new investors), please enclose a check payable to “ICON Funds” for:

•	$1,000 minimum per Fund

•	No minimum if you begin an Automatic Investment Plan

Class Z shares require a separate application and have different investment procedures. For significant investments, contact ICON at 1-800-828-4881.

Minimum Additional Investments

•	In general, $100 per Fund for additional investments

•	In general, $100 per Fund for Automatic Investment Plan payments

Opening an Account 41

About Your Investment
Doing Business with the ICON Funds

How to Open an Account

By Phone 1- 800-764-0442
If you have an existing account with us that has telephone exchange privileges, you can call to open an account in another ICON Fund by exchange. The names and registrations need to be identical on both accounts.

Otherwise, you must complete a New Account Application and send it with your investment check. The Funds do not accept third-party checks or money orders.

We cannot establish new accounts with cash or certain other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money-orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Mail ICON Funds P.O. Box 55452 Boston, MA 02205-8165 Overnight: ICON Funds 30 Dan Road Canton, MA 02021-2809
Complete the proper application which you can request by calling 1-800-764-0442 or by visiting www.iconfunds.com. Make your check payable to “ICON Funds.” We cannot establish new accounts with cash or certain other cash equivalents.
Cash equivalents include but are not limited to: cashier’s checks, money-orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Wire	Complete and mail the proper application. Call ICON Funds at 1-800-764-0442 to obtain your account number, then wire your funds.

Through Our Website www.iconfunds.com	Download, complete and mail a signed printout of the proper application with your investment check.

Through Automatic Investment Plans	Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

42 Doing Business with the ICON Funds

How to Add to an Account	How to Redeem Shares	How to Exchange Shares

Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House members may be used for telephone transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after an account is established for Electronic Funds Transfer to be available.	We can generally send proceeds only to the address or bank of record. Minimum redemption — $100; $1,000 minimum for redemptions by wire. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed is $50,000 per social security number.	If you have telephone exchange privileges, you may exchange from one ICON Fund to another. The names and registrations need to be identical on both accounts.

Make your check payable to “ICON Funds.” Enclose a purchase stub (from your most recent confirmation or statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year.

The Funds do not accept cash equivalents except for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.
	In a letter, please tell us the number of shares or dollars you wish to redeem, the name(s) of the account owner(s), the Fund and account number. All account owners need to sign the request exactly as their names appear on the account. We can send proceeds only to the address or bank of record. A Medallion Guarantee is required for transactions greater than $50,000.	In a letter, include the name(s) of the account owner(s), the Fund and account number you wish to exchange from, the dollar or share amount, and the account you wish to exchange into. All account owners need to sign the request exactly as their names appear on the account.

Wire funds to:
State Street Bank and Trust Company
ABA# 011000028
Attn: Custody
DDA# 99056673
225 Franklin Street Boston, MA 02110
Credit: Name of ICON Fund

Further Credit: Shareholder Name and Account Number
	$1,000 minimum. Monies are usually received the business day after you sell. Unless otherwise specified, we will deduct the $15 wire redemption fee from your redemption proceeds.	Not applicable.

Not available.	Not available.	Not available.

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.	Systematic Withdrawal Plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts generally with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form.	Fund-to-Fund Investment Plan allows you to automatically exchange a fixed dollar amount from one Fund to purchase shares in another Fund.

Doing Business with the ICON Funds 43

About Your Investment
Redeeming Shares

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee’s name is not in the account registration, you will need to provide a signature guarantee or Certificate of Incumbency dated within the past 6 months.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Signature Guarantee

For your protection, we require a signature guarantee by an eligible signature guarantor if you request:

•	to change account ownership

•	a redemption check made payable to anyone other than the shareholder(s) of record

44 Redeeming Shares

•	a redemption check mailed to an address other than the address of record

•	a redemption check or wire sent to a bank other than the bank on file

•	a redemption check mailed to an address of record that has been changed within 30 days of your request

•	a redemption for $50,000 or more

•	to add telephone redemption privileges

•	to change bank account information on an account

Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP). You can have your signature guaranteed at a:

•	bank

•	broker-dealer

•	credit union (if authorized under state law)

•	securities exchange/association

•	clearing agency

•	savings association

Please note that a notary public cannot provide a signature guarantee.

We reserve the right to require signature guarantee(s) on any redemption.

Redemption Proceeds

We can deliver redemption proceeds to you:

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Signature Guarantee above). If you don’t specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

By Wire

$1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct a $15 wire redemption fee from your redemption proceeds.

Redeeming Shares 45

By Electronic Funds Transfer

Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund’s net assets in any 90-day period.

46 Redeeming Shares

About Your Investment
Transaction Policies

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds’ Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account if clarifying information and documentation are not received.

The Funds accept investments only from U.S. investors who have a Social Security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the Funds until it meets these requirements. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

Transaction Policies 47

Transactions Conducted by Phone or Fax

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Fund, or one of its service providers or intermediaries, may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

•	requiring personal identification prior to acting upon instructions

•	providing written confirmation of such transactions

•	tape-recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

Effective Date of Transactions

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds’ transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. Dollars

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash or cash equivalents. The Funds will accept cash equivalents for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to

48 Transaction Policies

cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

Returned Checks

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Funds.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

Taxpayer Identification Number

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder’s shares. In addition, a shareholder’s account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the shareholder’s taxpayer identification number on required reports.

Account Minimums

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

Transaction Policies 49

We reserve the right to:

•	reject any investment or exchange

•	cancel any purchase due to nonpayment or insufficient investor information

•	modify the conditions of purchase or sale at any time

•	waive or lower investment minimums or requirements

•	limit the amount that may be purchased

•	close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

•	suspend the offering of shares

50 Transaction Policies

About Your Investment
For More Information About Your Account

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-Hour Account Information

•	By Phone: 1-800-764-0442. ICON’s automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•	ICON Funds Website: By visiting www.iconfunds.com, you can access your account and view the latest Fund performance returns, daily prices, news articles and much more 24 hours a day.

For More Information About Your Account 51

About Your Investment
Establishing Additional Services

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

Automatic Investment Plan (AIP)

Allows you to generally make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans above.

Electronic Funds Transfer Program

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of, in general, $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

Householding

To keep the Funds’ costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

52 Establishing Additional Services

Dividends and Other Distributions

The Funds intend to distribute any net investment income and net capital gains, if any, generally on an annual basis each December. From time to time, the Funds may make additional distributions.

You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and Other Distributions 53

Taxes

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund’s total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

54 Taxes

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years or the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund’s shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP (PwC). PwC’s report and the Funds’ financial statements are included in the Funds’ 2009 Annual Report, which is available upon request and at www.iconfunds.com.

Financial Highlights 55

Financial Highlights

		Income from investment operations			Less dividends
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning of	income/	gains/(losses)	investment	investment	realized
	period	(loss)(x)	on investments	operations	income	gains

ICON Asia-Pacific Region Fund
Class S
Year Ended September 30, 2009	$9.47	$0.08	$1.20	$1.28	$(0.11)	$-
Year Ended September 30, 2008	18.82	0.10	(6.99)	(6.89)	(0.12)	(2.34)
Year Ended September 30, 2007	13.19	0.15	5.51	5.66	(0.03)	-
Year Ended September 30, 2006	11.25	0.02	1.93	1.95	(0.01)	-
Year Ended September 30, 2005	8.17	0.03	3.08	3.11	(0.03)	-
Class I
Year Ended September 30, 2009	9.45	0.06	1.24	1.30	(0.08)	-
January 25, 2008 (inception) to September 30, 2008	13.73	0.10	(4.38)	(4.28)	-	-
Class C
Year Ended September 30, 2009	9.41	0.02	1.18	1.20	(0.07)	-
January 25, 2008 (inception) to September 30, 2008	13.73	0.05	(4.37)	(4.32)	-	-
Class Z
Year Ended September 30, 2009	9.48	0.11	1.22	1.33	(0.13)	-
January 25, 2008 (inception) to September 30, 2008	13.73	0.15	(4.40)	(4.25)	-	-
ICON Europe Fund
Class S
Year Ended September 30, 2009	13.23	0.15	(0.79)	(0.64)	(0.31)	-
Year Ended September 30, 2008	24.04	0.36	(8.21)	(7.85)	(0.21)	(2.75)
Year Ended September 30, 2007	18.82	0.21	5.33	5.54	(0.05)	(0.27)
Year Ended September 30, 2006	15.68	0.20	3.80	4.00	-	(0.86)
Year Ended September 30, 2005	12.03	0.07	3.58	3.65	-	-
Class I
Year Ended September 30, 2009	13.18	0.07	(0.71)	(0.64)	(0.26)	-
January 25, 2008 (inception) to September 30, 2008	17.91	0.33	(5.06)	(4.73)	-	-
Class C
Year Ended September 30, 2009	13.12	0.07	(0.80)	(0.73)	(0.24)	-
January 25, 2008 (inception) to September 30, 2008	17.91	0.07	(4.86)	(4.79)	-	-
Class Z
Year Ended September 30, 2009	13.24	0.19	(0.81)	(0.62)	(0.32)	-
January 25, 2008 (inception) to September 30, 2008	17.91	0.36	(5.03)	(4.67)	-	-

56 Financial Highlights

							Ratio of net
							investment
				Ratio of expenses			income/(loss) to
				to average net assets(d)			average net assets(d)
					After			After
				Before	contractual		Before	contractual
				expense	expense		expense	expense
				limitation/	limitation/		limitation/	limitation/
and distributions				recoupment	recoupment		recoupment	recoupment
Total			Net assets,	and transfer	and transfer		and transfer	and transfer
dividends	Net asset		end of	agent	agent		agent	agent	Portfolio
and	value,	Total	period	earnings	earnings		earnings	earnings	turnover
distributions	end of period	return*	(in thousands)	credit	credit		credit	credit	rate(a)

$(0.11)	$10.64	14.18%	$108,325	1.54%	1.54%		1.00%	1.00%	171.05%
(2.46)	9.47	(41.26)%	69,519	1.42%	1.42%		0.70%	0.70%	168.42%
(0.03)	18.82	43.03%	205,332	1.38%	1.38%		0.96%	0.97%	130.84%
(0.01)	13.19	17.36%	147,444	1.44%	1.44%		0.12%	0.12%	159.51%
(0.03)	11.25	38.12%	48,721	1.93%	N/A		0.30%	N/A	185.84%

(0.08)	10.67	14.24%	16	127.83%	1.83	%(b)	(125.26)%	0.74%	171.05%

-	9.45	(31.17)%	10	51.45%	1.91	%(b)	(48.29)%	1.25%	168.42%

(0.07)	10.54	13.10%	260	19.80%	2.55	%(b)	(17.06)%	0.19%	171.05%

-	9.41	(31.46)%	33	23.58%	2.64	%(b)	(20.28)%	0.66%	168.42%

(0.13)	10.68	14.78%	6	106.17%	1.27	%(b)	(103.60)%	1.30%	171.05%

-	9.48	(30.95)%	5	77.18%	1.37	%(b)	(74.04)%	1.77%	168.42%

(0.31)	12.28	(4.13)%	56,681	1.57%	1.57%		1.52%	1.52%	129.97%
(2.96)	13.23	(36.83)%	84,320	1.35%	1.35%		1.89%	1.89%	181.83%
(0.32)	24.04	29.69%	139,069	1.35%	1.35%		0.97%	0.97%	133.36%
(0.86)	18.82	27.09%	105,409	1.51%	1.51%		1.13%	1.13%	100.62%
-	15.68	30.34%	23,243	1.85%	N/A		0.51%	N/A	153.55%

(0.26)	12.27	(4.34)%	4	182.13%	1.82	%(b)	(179.63)%	0.68%	129.97%

-	13.18	(26.41)%	16	26.07%	1.83	%(b)	(21.42)%	2.82%	181.83%

(0.24)	12.15	(5.04)%	22	75.12%	2.57	%(b)	(71.83)%	0.72%	129.97%

-	13.12	(26.74)%	16	51.24%	2.58	%(b)	(48.03)%	0.63%	181.83%

(0.32)	12.30	(3.89)%	4	160.63%	1.29	%(b)	(157.36)%	1.98%	129.97%

-	13.24	(26.07)%	4	92.86%	1.32	%(b)	(88.52)%	3.02%	181.83%

Financial Highlights 57

Financial Highlights (continued)

		Income from investment operations			Less dividends
	Net asset	Net	Net realized		Dividends		Distributions
	value,	investment	and unrealized	Total from	from net		from net
	beginning of	income/	gains/(losses)	investment	investment		realized
	period	(loss)(x)	on investments	operations	income		gains

ICON International Equity Fund
Class S
Year Ended September 30, 2009	$10.84	$0.13	$0.30	$0.43	$-		$-
January 25, 2008 (inception) to September 30, 2008	15.25	0.20	(4.61)	(4.41)	-		-
Class I
Year Ended September 30, 2009	10.71	0.05	0.37	0.42		(0.16)	-
Year Ended September 30, 2008	20.09	0.22	(7.48)	(7.26)		(0.13)	(1.99)
Year Ended September 30, 2007	14.94	0.18	5.63	5.81	-	(c)	(0.66)
Year Ended September 30, 2006	12.91	0.09	2.57	2.66		(0.01)	(0.62)
Year Ended September 30, 2005	10.59	0.04	3.25	3.29	-		(0.97)
Class C
Year Ended September 30, 2009	10.10	-(c )	0.36	0.36		(0.06)	-
Year Ended September 30, 2008	19.09	0.07	(7.07)	(7.00)	-	(c)	(1.99)
Year Ended September 30, 2007	14.36	-(c )	5.39	5.39	-		(0.66)
Year Ended September 30, 2006	12.53	(0.03)	2.48	2.45	-		(0.62)
Year Ended September 30, 2005	10.55	(0.14)	3.09	2.95	-		(0.97)
Class Z
Year Ended September 30, 2009	10.87	0.11	0.35	0.46		(0.20)	-
Year Ended September 30, 2008	20.34	0.22	(7.53)	(7.31)		(0.17)	(1.99)
Year Ended September 30, 2007	15.07	0.20	5.73	5.93	-		(0.66)
Year Ended September 30, 2006	13.00	0.09	2.63	2.72		(0.03)	(0.62)
Year Ended September 30, 2005	10.60	0.06	3.31	3.37	-		(0.97)
Class Q
Year Ended September 30, 2009	10.86	0.10	0.35	0.45		(0.20)	-
January 28, 2008 (inception) to September 30, 2008	15.44	0.23	(4.81)	(4.58)	-		-

(x)	Calculated using the average share method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Not annualized.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited. The ratios in these financial highlights reflect the limitation, including interest expense.
(c)	Amount less than $0.005.
(d)	Annualized for periods less than a year.
(e)	The ratio of expenses to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.29%, 1.73%, 2.52%, 1.25% and 1.37% for Class S, Class I, Class C, Class Z and Class Q, respectively.
(f)	The ratio of net investment income/(loss) to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.47%, 0.62%, (0.01%), 1.25% and 1.15% for Class S, Class I, Class C, Class Z and Class Q, respectively.

58 Financial Highlights

				Ratio of expenses			Ratio of net investment
				to average net			income/(loss) to average
				assets(d)			net assets(d)
				Before	After		Before	After
				contractual	contractual		contractual	contractual
				expense	expense		expense	expense
				limitation/	limitation/		limitation/	limitation/
and distributions				recoupment	recoupment		recoupment	recoupment
Total	Net asset		Net assets,	and transfer	and transfer		and transfer	and transfer
dividends	value,		end of	agent	agent		agent	agent		Portfolio
and	end of	Total	period (in	earnings	earnings		earnings	earnings		turnover
distributions	period	return*	thousands)	credit	credit		credit	credit		rate(a)

$-	$11.27	3.97%	$35,748	1.34%	1.34	%(b)(e)	1.42%	1.42	%(f)	182.73%

-	10.84	(28.92)%	1,515	1.62%	1.62	%(b)	2.08%	2.08%		188.73%

(0.16)	10.97	4.60%	36,860	1.76%	1.76	%(b)(e)	0.59%	0.59	%(f)	182.73%
(2.12)	10.71	(39.85)%	110,029	1.55%	1.55	%(b)	1.39%	1.39%		188.73%
(0.66)	20.09	40.11%	170,383	1.54%	1.54	%(b)	1.02%	1.03%		132.30%
(0.63)	14.94	21.20%	76,454	1.71%	1.71	%(b)	0.59%	0.59%		129.31%
(0.97)	12.91	32.90%	15,376	2.02%	1.97%		0.27%	0.32%		139.23%

(0.06)	10.40	3.79%	15,774	2.64%	2.55	%(b)(e)	(0.13)%	(0.04)	%(f)	182.73%
(1.99)	10.10	(40.38)%	22,194	2.44%	2.44	%(b)	0.47%	0.47%		188.73%
(0.66)	19.09	38.74%	29,274	2.57%	2.56	%(b)	(0.04)%	(0.03)%		132.30%
(0.62)	14.36	20.09%	13,899	2.76%	2.54	%(b)	(0.39)%	(0.18)%		129.31%
(0.97)	12.53	29.56%	1,622	4.52%	3.51%		(2.23)%	(1.22)%		139.23%

(0.20)	11.13	5.16%	29,437	1.43%	1.25	%(b)(e)	1.07%	1.25	%(f)	182.73%
(2.16)	10.87	(39.66)%	13,580	1.27%	1.27	%(b)	1.31%	1.31%		188.73%
(0.66)	20.34	40.56%	37,619	1.26%	1.26	%(b)	1.16%	1.16%		132.30%
(0.65)	15.07	21.54%	28,295	1.41%	1.40	%(b)	0.60%	0.61%		129.31%
(0.97)	13.00	33.57%	15,466	1.68%	1.68%		0.51%	0.51%		139.23%

(0.20)	11.11	4.97%	8,690	1.41%	1.40	%(b)(e)	1.11%	1.12	%(f)	182.73%

-	10.86	(29.66)%	12,072	1.31%	1.31	%(b)	2.36%	2.36%		188.73%

Financial Highlights 59

ICON Funds Privacy Information

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ income and transaction history
■ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

60 Funds Privacy Information

Who we are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What we do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?
We collect your personal information, for example, when you

■    open an account or enter into an investment advisory contract
■    provide account information or give us your contact information
■    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only ■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ ICON doesn’t jointly market

Funds Privacy Information 61

For Further Information

More information about the Funds is available to you free of charge. The Funds’ Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds’ Annual and Semiannual Reports contain the Funds’ financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information in the following ways:

By Telephone:	Call 1-800-764-0442

By Mail:	ICON Funds; P.O. Box 55452 Boston, MA 02205-8165

In Person:	ICON Funds; 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111

By E-mail:	info@iconadvisers.com

On the Internet:	ICON Funds website: www.iconfunds.com

EDGAR database on the SEC site: www.sec.gov

By E-mail or in Person from the Securities and Exchange Commission (you will pay a copying fee):

E-mail the Securities and Exchange Commission at publicinfo@sec.gov

SEC’s Public Reference Section; Washington, D.C. 20549-0102
Visit or Write:
Call 1-202-551-8090 for information about the operation of the Public Reference Room

1-800-764-0442  •  WWW.ICONFUNDS.COM

ICON Funds’ SEC File No. 811-7883

PROSPECTUS
ICON SECTOR FUNDS
JANUARY 25, 2010

ICON CONSUMER DISCRETIONARY FUND	ICCCX
ICON ENERGY FUND	ICENX
ICON FINANCIAL FUND	ICFSX
ICON HEALTHCARE FUND	ICHCX
ICON INDUSTRIALS FUND	ICTRX
ICON INFORMATION TECHNOLOGY FUND	ICTEX
ICON LEISURE AND CONSUMER STAPLES FUND	ICLEX
ICON MATERIALS FUND	ICBMX
ICON TELECOMMUNICATION & UTILITIES FUND	ICTUX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

1-800-764-0442  •  www.iconfunds.com

Fund Summaries

ICON Consumer Discretionary Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.63%
Total Annual Fund Operating Expenses	1.63%

2 Fund Summaries — Consumer Discretionary Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$166	$514	$887	$1,933

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 200.23% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Consumer Discretionary sector (as determined by the Global Industry Classification Standard) including, but not limited to: Advertising, Apparel & Accessories & Luxury Goods, Apparel Retail, Auto Parts & Equipment, Automobile Manufacturers, Catalog Retail, Computer And Electronics Retail, Consumer Electronics, Department Stores, Distributors, Footwear, General Merchandise Stores, Home Furnishings, Home Improvement Retail, Homebuilding, Household Appliances, Housewares & Specialties, Internet Retail, Motorcycle Manufacturers, Specialty Stores, Textiles and Tire & Rubber. Industries and companies within the ICON Consumer Discretionary Sector are determined by the Global Industrial Classified Standard, except where the Adviser believes the industry(s) is best characterized as leisure. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Fund Summaries — Consumer Discretionary Fund 3

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may overweight industries within various sectors and may invest up to 25% of a Fund’s total assets in a single industry. The fact that a Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. This overweighting means a Fund may be less diverse and more volatile than its benchmark.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

4 Fund Summaries — Consumer Discretionary Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31

Best Quarter: Q4 2001 32.14%     Worst Quarter: Q4 2008 -30.32%

Fund Summaries — Consumer Discretionary Fund 5

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Consumer Discretionary Fund	7/9/1997

Return Before Taxes		47.19%	-3.53%	1.13%

Return After Taxes on Distributions		46.06%	-4.09%	0.41%

Return After Taxes on Distributions and Sale of Fund Shares		31.51%	-2.84%	1.04%

S&P 1500 Consumer Discretionary Index (reflects no deduction for fees, expenses, or taxes)		43.45%	-2.21%	-1.28%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Robert Straus is Senior Vice President of Investments, Chief Investment Officer, and the Portfolio Manager. He has managed the Fund since January 2003.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and

6 Fund Summaries — Consumer Discretionary Fund

its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Consumer Discretionary Fund 7

ICON Energy Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	1.26%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the Operating Expenses of the Fund and does not include Acquired Fund Fees and Expenses.

8 Fund Summaries — Energy Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$128	$400	$692	$1,523

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 186.47% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Energy sector (as determined by the Global Industry Classification Standard) including, but not limited to: Integrated Oil & Gas, Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil & Gas Exploration & Production, and Oil & Gas Refining, Marketing & Transportation. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may overweight industries within various sectors and may invest up to 25% of a Fund’s total assets in a single industry. The fact that a Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other

Fund Summaries — Energy Fund 9

developments that affect those industries or sectors. This overweighting means a Fund may be less diverse and more volatile than its benchmark.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

10 Fund Summaries — Energy Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31

Best Quarter: Q1 2000 28.98%     Worst Quarter: Q3 2008 -27.10%

Fund Summaries — Energy Fund 11

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Energy Fund	11/5/1997

Return Before Taxes		22.15%	11.93%	18.02%

Return After Taxes on Distributions		21.85%	9.39%	16.39%

Return After Taxes on Distributions and Sale of Fund Shares		14.60%	10.25%	16.16%

S&P 1500 Energy Index (reflects no deduction for fees, expenses, or taxes)		16.40%	10.42%	9.97%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Derek Rollingson is Senior Vice President of Investments, Director of Research and the Portfolio Manager. He has managed the Fund since May 2007.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares

12 Fund Summaries — Energy Fund

and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Energy Fund 13

ICON Financial Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.42%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	1.45%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the Operating Expenses of the Fund and does not include Acquired Fund Fees and Expenses.

14 Fund Summaries — Financial Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$148	$459	$792	$1,735

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194.00% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Financial sector (as determined by the Global Industry Classification Standard) including, but not limited to: Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Insurance Brokers, Investment Banking & Brokers, Life & Health Insurance, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Real Estate Investment Trusts, Real Estate Management & Development, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The

Fund Summaries — Financial Fund 15

Fund overweights industries within the Financial sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, interest rate fluctuations, general economic conditions, the availability and cost of capital, natural disasters and changes in government regulation and legislation may impact the performance of the Fund.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

16 Fund Summaries — Financial Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31

Best Quarter: Q3 2009 30.35%     Worst Quarter: Q4 2008 -32.93%

Fund Summaries — Financial Fund 17

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Financial Fund	7/1/1997

Return Before Taxes		5.24%	-10.80%	1.72%

Return After Taxes on Distributions		4.78%	-11.69%	0.02%

Return After Taxes on Distributions and Sale of Fund Shares		3.69%	-8.44%	1.18%

S&P 1500 Financials Index (reflects no deduction for fees, expenses, or taxes)		15.49%	-10.64%	-1.71%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Derek Rollingson is Senior Vice President of Investments, Director of Research, and the Portfolio Manager. He has managed the Fund since January 2003.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and

18 Fund Summaries — Financial Fund

its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Financial Fund 19

ICON Healthcare Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.37%

20 Fund Summaries — Healthcare Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$139	$434	$750	$1,646

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105.75% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund using a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Health Care sector (as determined by the Global Industry Classification Standard) including, but not limited to: Biotechnology, Health Care Distributors, Health Care Equipment, Health Care Facilities, Health Care Services, Health Care Supplies, Managed Health Care, and Pharmaceuticals. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Health Care sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, competition, patent considerations, regulatory approval of products, and government regulation

Fund Summaries — Healthcare Fund 21

may impact the performance of the Fund. Many of these products and services are also subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

22 Fund Summaries — Healthcare Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31

Best Quarter: Q4 2004 16.81%     Worst Quarter: Q1 2008 -16.93%

Fund Summaries — Healthcare Fund 23

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Healthcare Fund	2/24/1997

Return Before Taxes		17.71%	0.24%	7.01%

Return After Taxes on Distributions		17.41%	-0.36%	6.32%

Return After Taxes on Distributions and Sale of Fund Shares		11.76%	0.27%	5.99%

S&P 1500 Health Care Index (reflects no deduction for fees, expenses, or taxes)		20.75%	2.72%	3.24%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Scott Callahan is the Portfolio Manager and has managed the Fund since January 2009.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

24 Fund Summaries — Healthcare Fund

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Healthcare Fund 25

ICON Industrials Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution/Servicing — Rule 12b-1 Fee	0.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.37%

26 Fund Summaries — Industrials Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$139	$434	$750	$1,646

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96.24% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Industrials sector (as determined by the Global Industry Classification Standard) including, but not limited to: Aerospace & Defense, Air Freight & Logistics, Airlines, Airport Services, Building Products, Commercial Printing, Construction & Engineering, Construction & Farm Machinery & Heavy Equipment, Diversified Commercial Services, Electrical Components & Equipment, Employment Services, Environmental Services, Heavy Electrical Equipment, Highways & Railtracks, Industrial Conglomerates, Industrial Machinery, Marine, Marine Ports & Services, Office Services & Supplies, Railroads, Trading Companies & Distributors, and Trucking. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain

Fund Summaries — Industrials Fund 27

industries are grouped together in broader categories called sectors. The Fund overweights industries within the Industrials sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, interest rates, insurance costs, technical progress, capital-spending levels, labor relations and government regulation may impact the performance of the Fund.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

28 Fund Summaries — Industrials Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31

Best Quarter: Q2 2009 19.64%     Worst Quarter: Q4 2008 -25.81%

Fund Summaries — Industrials Fund 29

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Industrials Fund	5/9/1997

Return Before Taxes		12.67%	-1.05%	1.87%

Return After Taxes on Distributions		12.31%	-2.89%	0.91%

Return After Taxes on Distributions and Sale of Fund Shares		8.64%	-1.07%	1.51%

S&P 1500 Industrials Index (reflects no deduction for fees, expenses, or taxes)		21.68%	-0.26%	1.46%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Zach Jonson is the Portfolio Manager and has managed the Fund since May 2007.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

30 Fund Summaries — Industrials Fund

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Industrials Fund 31

ICON Information Technology Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	1.38%

32 Fund Summaries — Information Technology Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$140	$437	$755	$1,657

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89.87% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Information Technology sector (as determined by the Global Industry Classification Standard) including, but not limited to: Application Software, Communications Equipment, Computer Hardware, Computer Storage & Peripherals, Data Processing & Outsourced Services, Electronic Equipment Manufacturers, Electronic Manufacturing Services, Home Entertainment Software, Internet Software & Services, IT Consulting & Services, Office Electronics, Semiconductor Equipment, Semiconductors, Systems Software and Technology Distributors. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The

Fund Summaries — Information Technology Fund 33

Fund overweights industries within the Information Technology sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund’s performance may be impacted by general economic conditions, product cycles, competition, and government regulation. In addition, technological services and products are subject to rapid obsolescence which may lower the market value of the securities in the sector.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

34 Fund Summaries — Information Technology Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31

Best Quarter: Q2 2003 34.20%     Worst Quarter: Q3 2001 -30.36%

Fund Summaries — Information Technology Fund 35

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Information Technology Fund	2/19/1997

Return Before Taxes		44.99%	-1.67%	-2.01%

Return After Taxes on Distributions		44.87%	-1.68%	-3.35%

Return After Taxes on Distributions and Sale of Fund Shares		29.39%	-1.41%	-2.06%

S&P 1500 Information Technology Index (reflects no deduction for fees, expenses, or taxes)		61.02%	3.28%	-6.05%

NASDAQ Composite Index (reflects no deduction for fees, expenses, or taxes)		45.36%	1.71%	-5.09%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Scott Callahan is the Portfolio Manager and has managed the Fund since January 2009.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

36 Fund Summaries — Information Technology Fund

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Information Technology Fund 37

ICON Leisure and Consumer Staples Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.58%

38 Fund Summaries — Leisure and Consumer Staples Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$161	$499	$860	$1,878

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134.29% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Leisure and Consumer Staples sectors, including, but not limited to: Agricultural Products, Brewers, Broadcasting & Cable TV, Casinos & Gaming, Distillers & Vintners, Drug Retail, Food Distributors, Food Retail, Hotels Resorts & Cruise Lines, Household Products, Hypermarkets & Super Centers, Leisure Facilities, Leisure Products, Movies & Entertainment, Packaged Foods & Meats, Personal Products, Photographic Products, Publishing, Restaurants, Soft Drinks and Tobacco. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization. The Consumer Staples sector is categorized by the Global Industry Classification Standard (“GICS”). The Leisure sector, as defined by ICON, consists of sub-industries in the Consumer Discretionary sector as categorized by GICS, which the Adviser believes are best characterized as leisure related.

Fund Summaries — Leisure and Consumer Staples Fund 39

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Leisure and Consumer Staples sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund’s performance may be impacted by general economic conditions, consumer confidence, consumer preferences, product cycles, competition, and changes in government regulation.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

40 Fund Summaries — Leisure and Consumer Staples Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31

Best Quarter: Q4 2001 27.28%     Worst Quarter: Q4 2008 -21.95%

Fund Summaries — Leisure and Consumer Staples Fund 41

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Leisure and Consumer Staples Fund	5/9/1997

Return Before Taxes		32.18%	-1.56%	6.01%

Return After Taxes on Distributions		31.92%	-3.31%	4.71%

Return After Taxes on Distributions and Sale of Fund Shares		21.15%	-1.79%	5.03%

S&P 1500 Consumer Staples Index (reflects no deduction for fees, expenses, or taxes)		15.29%	5.73%	4.22%

S&P 1500 Consumer Discretionary Index (reflects no deduction for fees, expenses, or taxes)		43.45%	-2.21%	-1.28%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Scott Callahan is the Portfolio Manager and has managed the Fund since January 2009.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

42 Fund Summaries — Leisure and Consumer Staples Fund

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Leisure and Consumer Staples Fund 43

ICON Materials Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.40%

44 Fund Summaries — Materials Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$143	$443	$766	$1,680

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134.88% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Materials sector (as determined by the Global Industry Classification Standard) including, but not limited to Aluminum, Commodity Chemicals, Construction Materials, Diversified Chemicals, Diversified Metals & Mining, Fertilizers & Agricultural Chemicals, Forest Products, Gold, Industrial Gases, Metal & Glass Containers, Paper Packaging, Paper Products, Precious Metals & Minerals, Specialty Chemicals, and Steel. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Materials sector, which causes the Fund’s performance to be susceptible to the economic, business or other

Fund Summaries — Materials Fund 45

developments that affect those industries. For example, general economic conditions, commodity prices, competition, and changes in government regulation may impact the performance of the Fund.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

46 Fund Summaries — Materials Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31

Best Quarter: Q4 2003 28.47%     Worst Quarter: Q4 2008 -30.77%

Fund Summaries — Materials Fund 47

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Materials Fund	5/5/1997

Return Before Taxes		39.10%	6.02%	5.73%

Return After Taxes on Distributions		38.87%	4.13%	4.70%

Return After Taxes on Distributions and Sale of Fund Shares		25.73%	4.58%	4.65%

S&P 1500 Materials Index (reflects no deduction for fees, expenses, or taxes)		49.72%	4.54%	5.60%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Zach Jonson is the Portfolio Manager and has managed the Fund since January 2007.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

48 Fund Summaries — Materials Fund

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Materials Fund 49

ICON Telecommunication & Utilities Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.70%
Total Annual Fund Operating Expenses	1.70%

50 Fund Summaries — Telecommunication & Utilities Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$173	$536	$923	$2,009

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90.27% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the telecommunication and utilities sector (as determined by the Global Industry Classification Standard (“GICS”)). Individually, the GICS Telecommunication sector and the GICS Utilities sector, when combined as the ICON Telecommunication & Utilities sector presently include: Alternative Carriers, Electric Utilities, Gas Utilities, Integrated Telecommunications Services, Multi-utilities & Unregulated Power, Water Utilities, and Wireless Telecommunication Services. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Telecommunication and Utilities

Fund Summaries — Telecommunication & Utilities Fund 51

sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, supply and demand, competition, and government regulation or deregulation may impact the performance of this Fund. Many of the products and services in the Telecommunication sector also are subject to rapid obsolescence. The recent trend towards deregulation in the Utilities industries presents special risks. Companies may be faced with increased competition and may become less profitable.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

52 Fund Summaries — Telecommunication & Utilities Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31

Best Quarter: Q2 2003 21.09%     Worst Quarter: Q1 2001 -15.99%

Fund Summaries — Telecommunication & Utilities Fund 53

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Telecommunication & Utilities Fund	7/9/1997

Return Before Taxes		8.40%	5.06%	3.35%

Return After Taxes on Distributions		8.03%	3.30%	2.21%

Return After Taxes on Distributions and Sale of Fund Shares		5.95%	3.95%	2.56%

S&P 1500 Telecommunications Services Index (reflects no deduction for fees, expenses, or taxes)		8.74%	1.66%	-6.84%

S&P 1500 Utilities Index (reflects no deduction for fees, expenses, or taxes)		12.80%	6.15%	6.01%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Todd Burchett is the Portfolio Manager and has managed the Fund since January 2006.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan)

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains,

54 Fund Summaries — Telecommunication & Utilities Fund

unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fund Summaries — Telecommunication & Utilities Fund 55

More About Fund Summaries

The Funds’ investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in each “Fund Summaries” section of the Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of the Prospectus.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted below for the Consumer Discretionary Fund) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

•	The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

•	The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

•	Total returns for the S&P 1500 Consumer Discretionary Index and the S&P 1500 Industrial Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Index returns with reinvested dividends and distributions are unavailable prior to that date.

FactSet Research Systems, Inc. (“FactSet”) and Bloomberg are the sources for the index returns included in this Prospectus.

56 More About Fund Summaries

More About Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the ICON Sector Funds

ICON Advisers, Inc. (“ICON”), the Funds’ investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that our methodology suggests are underpriced relative to our calculation of intrinsic value. Our combination of industry rotation and bottom-up valuation of equity investments distinguishes us from other investment managers.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these fundamentals to analyze hundreds of companies included in approximately 150 separate industries, that change over time, and nine basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We then compare our valuation of a security to its current market price to arrive at a “value-to-price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries.

We believe that the market goes through themes over time. Themes are defined simply: stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell industries we believe are overpriced and buy industries we believe are underpriced, as identified by our valuation model, to capture developing industry and sector themes without restrictions on market capitalization.

We compute a value-to-price ratio for the international securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

More About Investment Strategies and Risks 57

In addition to identifying industries over- or underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average market performance or leadership against the current market.

Multi-Cap Approach

Many investment managers characterize their style as falling into one of six style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap) and by style (either value or growth). The ICON Funds are managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The ICON Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

Other Portfolio Investments and Strategies

Foreign Securities. The ICON Core Equity Fund, ICON Equity Income Fund, ICON Long/Short Fund, and the ICON Risk-Managed Equity Income Fund (collectively, the “ICON Diversified Funds”) may invest up to 20% of their net assets in foreign-traded securities. The ICON International Funds normally invest at least 80% of their net assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not

58 More About Investment Strategies and Risks

considered foreign securities for purposes of 20% limit stated above under foreign securities.

Fixed-Income Securities. While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment-grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, forwards contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets,

More About Investment Strategies and Risks 59

including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Securities Lending. The Funds may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested by our securities lending agent. There are various risks in the process of securities lending. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the securities or gaining access to the collateral. There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral invested may lose money. In short, as a result of securities lending, the Fund may lose money thereby reducing returns and decreasing performance.

60 More About Investment Strategies and Risks

More About Risk

These Funds are mutual funds — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Funds’ investments are subject to changes in their value from a number of factors, including:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may overweight industries within various sectors and may invest up to 25% of a Fund’s total assets in a single industry. The fact that a Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. This overweighting means a Fund may be less diverse and more volatile than its benchmark.

Company Risk. The securities in the Funds’ portfolios may not perform as expected. Factors that can negatively affect a particular security’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments. The Funds’ investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. When interest rates change, the value of a Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could

More About Investment Strategies and Risks 61

lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

62 More About Investment Strategies and Risks

The Funds’ Investment Manager

Management and Administrative Fees

ICON Advisers, Inc. serves as investment adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2009, ICON Advisers had $2.7 billion in total assets under management. Assets under management include mutual fund assets of approximately $1.8 billion and assets in mutual fund allocation portfolios and subadvisory relationships of approximately $0.7 billion that invest in and are already included in the ICON Funds’ mutual fund assets. Total assets under management include mutual fund assets, assets in mutual fund allocation portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been Chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

ICON receives a management fee for managing each Fund’s investments. For the fiscal year ended September 30, 2008, each Fund paid a management fee computed and accrued daily and paid monthly at an annual rate as follows:

1.00% on the first $500 million

0.950% on the next $250 million

0.925% on the next $750 million

0.900% on the next $3.5 billion

0.875% on assets over $5 billion

ICON also provides administrative services to the Funds. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.04% on the next $2 billion of such assets and 0.030% on such assets over $5 billion.

The Funds’ Investment Manager 63

A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2009.

Investment Committee Members — Portfolio Managers

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector, country or Fund. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the securities within the sector.

The primary Portfolio Manager(s) for each Fund are:

Fund	Portfolio Manager	Tenure

ICON Consumer Discretionary Fund	Robert Straus, CFA, CMT	Since January 2003
ICON Energy Fund	Derek Rollingson	Since May 2007
ICON Financial Fund	Derek Rollingson	Since January 2003
ICON Healthcare Fund	Scott Callahan	Since January 2009
ICON Industrials Fund	Zach Jonson	Since May 2007
ICON Information Technology Fund	Scott Callahan	Since January 2009
ICON Leisure and Consumer Staples Fund	Scott Callahan	Since January 2009
ICON Materials Fund	Zach Jonson	Since January 2007
ICON Telecommunication & Utilities Fund	Todd Burchett, CFA	Since January 2006

In addition to Dr. Craig Callahan, the ICON Investment Committee includes the following members:

Todd Burchett, CFA, joined ICON in 2005 as a Research Analyst and was named a Portfolio Manager to the Investment Committee in 2006. Mr. Burchett received an MBA and MS from The Ohio State University and a bachelor of arts degree in economics from Stanford University. He is certified by the Global Association of Risk Professionals as a Financial Risk Manager (FRM). Prior to joining ICON, Mr. Burchett was employed by The Ohio State University as a research and teaching assistant.

Scott Callahan is a member of ICON’s Investment Committee. Mr. Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA which he received from New York University’s Leonard N. Stern School of Business in 2008. Mr. Callahan became a Portfolio Manager in 2008. While

64 The Funds’ Investment Manager

pursuing his MBA, Mr. Callahan was an intern for the United Nations Development Programme in its Department of Finance. He previously received a bachelor’s degree in psychology from the University of Colorado.

Zach Jonson is a member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member and subsequently, a member of the Investment Committee as a Portfolio Manager in 2007. Mr. Jonson received a bachelor of arts degree in economics from the University of Colorado and an MBA from the University of Denver.

Michael “Mick” Kuehn, CFA, is a member of ICON’s Investment Committee. Mr. Kuehn manages the ICON Asia-Pacific Region Fund and assists Mr. Snyder in the management of the ICON Europe and International Equity Funds. Mr. Kuehn joined ICON in 2006 as a Research Analyst. In 2007, he was promoted to the Investment Committee and subsequently, in 2008, Mr. Kuehn was promoted to a Portfolio Manager. Mr. Kuehn holds a bachelor’s degree in finance and information technology from the University of Colorado and is pursuing an MBA from the University of Denver. Previously, Mr. Kuehn served as a senior business analyst in the investments division for Thrivent Financial (2004-2006) and as a senior associate for Murrayhill Company (2002-2004).

Derek Rollingson is Senior Vice President of Investments, Director of Research, and a senior member of ICON’s Investment Committee. Mr. Rollingson joined ICON in 2000 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee and a Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Scott Snyder, CFA, is Vice President of Investments and a member of ICON’s Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to the Investment Committee and a Portfolio Manager. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder received his bachelor of science degree in finance from Arizona State University.

Robert Straus, CFA, CMT, is Senior Vice President of Investments, Chief Investment Officer, and a senior member of ICON’s Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as a junior member of the Investment Committee. In 2003, he was named a Portfolio Manager and senior member of the Investment Committee. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset

The Funds’ Investment Manager 65

Management LLC from 1999 to 2000. Mr. Straus received a bachelor of arts degree in journalism from NYU and an MBA from the University of Denver.

Robert Straus is primarily responsible for the Risk-Managed Equity Fund and the Consumer Discretionary sector; he shares responsibility for the Core Equity Fund and the Energy, Telecommunications & Utilities and Leisure and Consumer Staples sectors; Derek Rollingson is primarily responsible for the Equity Income Fund and the Energy and Financials, sectors; he shares responsibility for the Bond Fund and the Consumer Discretionary sector; Todd Burchett is primarily responsible for the Bond and Long/Short Funds and the Telecommunication & Utilities sectors; he shares responsibility for the Equity Income Fund and the Information Technology, Financial and Healthcare sectors. Zach Jonson is primarily responsible for the Core Equity Fund and the Industrials and Materials sectors; he shares responsibility for the Risk-Managed Equity Fund and the Long/Short Fund. Scott Callahan is primarily responsible for the Healthcare, Information Technology and Leisure and Consumer Staples sectors, and he shares responsibility for the Materials and Industrials sectors. Investment decisions are subject to a Fund’s objective(s), policies, and restrictions and the oversight of the ICON Investment Committee.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts managed by the Investment Committee members and their personal ownership of the ICON Funds.

66 The Funds’ Investment Manager

About Your Investment
Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value (“NAV”). NAV is calculated by dividing the total net assets of each Fund by the total number of shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. If market quotations are not readily available or are unreliable, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair-valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other

Your Share Price 67

investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents.

ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

68 Your Share Price

About Your Investment
Investing in the ICON Funds

Policy Regarding Excessive Short-term Trading and Market Timing

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investing opportunities;

•	Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets from subscriptions and/or redemptions move in and out;

•	Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to excessively trade the Funds in a manner to harm fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Funds. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

Funds that focus investments on specific sectors are subject to an increased risk of short-term trading. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds:

•	Shareholder trade activity monitoring;

•	Trading guidelines; and

•	Specific use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.

Investing in the ICON Funds 69

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the Funds and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of a Fund’s shares may result in additional costs that are borne by a Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Funds.

Trade Activity Monitoring

ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the intermediary’s ability to transact in Fund shares. However, the ability to receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

Trading Guidelines

If a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for example — as a guideline a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange

70 Investing in the ICON Funds

orders, regardless of whether or not such shareholder exceeds such guidelines. A Fund or ICON may and frequently has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON’s short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Fair Value Pricing

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair valuation of certain foreign securities. The Funds’ Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

Investing in the ICON Funds 71

About Your Investment
Opening an Account

Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gift to Minors Act or Uniform Transfer to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

Trust

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement and similar accounts:

Traditional and Roth IRA

Both types of IRAs allow most individuals with earned income up to a specified maximum amount to contribute up to the lesser of $5,000 ($1,000 additional contribution for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.

72 Opening an Account

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees’ IRAs with minimal reporting and disclosure requirements.

SIMPLE (Savings Incentive Match Plan for Employees of Small Employers)

This type of account allows small businesses that do not currently have another retirement plan and that have 100 or fewer employees (that have earned $5,000 or more during the preceding calendar year) to offer an IRA that is simple to form and administer.

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

Each year you will be charged a $15 custodial fee per Social Security number that holds any IRA accounts. This fee may be changed upon 30 days notice.

Profit-Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

Opening an Account 73

403(b) Accounts

403(b) accounts must be purchased through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

For All Accounts

We recommend that you consult your tax adviser regarding the particular tax consequences of any investment option.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to “ICON Funds” for:

•	$1,000 minimum per Fund

•	No minimum if you begin an Automatic Investment Plan

Minimum Additional Investments

•	In general, $100 per Fund for additional investments

•	In general, $100 per Fund for Automatic Investment Plan payments

Using a Financial Intermediary

If you purchase shares through a financial adviser or broker, they may impose policies, limitations and fees which are in addition to or different from those described in this Prospectus. Please read your financial intermediary’s program materials carefully.

74 Opening an Account

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About Your Investment
Doing Business with the ICON Funds

How to Open an Account

By Phone 1-800-764-0442
If you have an existing account with us that has telephone exchange privileges, you can call to open an account in another ICON Fund by exchange. The names and registrations need to be identical on both accounts.

Otherwise, you must complete a New Account Application and send it with your investment check. The Funds do not accept third-party checks or money orders.

We cannot establish new accounts with cash or certain other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, treasury checks, credit card checks, starter checks or traveler’s checks.

By Mail: ICON Funds P.O. Box 55452 Boston, MA 02205-8165	Complete the proper application which you can request by calling 1-800-764-0442 or by visiting www.iconfunds.com. Make your check payable to “ICON Funds.” We cannot establish new accounts with cash or certain other cash equivalents.

Overnight: ICON Funds 30 Dan Road Canton, MA 02021-2809	Cash equivalents include but are not limited to: cashier’s checks, money orders, treasury checks, credit card checks, starter checks or traveler’s checks.

By Wire	Complete and mail the proper application. Call ICON Funds at 1-800-764-0442 to obtain your account number, then wire your funds.

Through Our Website www.iconfunds.com	Download, complete and mail a signed printout of the proper application with your investment check.

Through Automatic Investment Plans	Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

76 Doing Business with the ICON Funds

How to Add to an Account	How to Redeem Shares	How to Exchange Shares

Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House members may be used for telephone transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after an account is established for Electronic Funds Transfer to be available.	We can generally send proceeds only to the address or bank of record. Minimum redemption — $100; $1,000 minimum for redemptions by wire. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed is $50,000 per social security number.	If you have telephone exchange privileges, you may exchange from one ICON Fund to another. The names and registrations need to be identical on both accounts.

Make your check payable to “ICON Funds.” Enclose a purchase stub (from your most recent confirmation or statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year.

The Funds do not accept cash equivalents except for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.
	In a letter, please tell us the number of shares or dollars you wish to redeem, the name(s) of the account owner(s), the Fund and account number. All account owners need to sign the request exactly as their names appear on the account. We can send proceeds only to the address or bank of record. A Medallion Guarantee is required for transactions greater than $50,000.	In a letter, include the name(s) of the account owner(s), the Fund and account number you wish to exchange from, the dollar or share amount, and the account you wish to exchange into. All account owners need to sign the request exactly as their names appear on the account.

Wire funds to: State Street Bank and Trust Company ABA#011000028 Attn: Custody DDA# 99056673 225 Franklin St., Boston, MA 02110 Credit: Name of ICON Fund	$1,000 minimum. Monies are usually received the business day after you sell. Unless otherwise specified, we will deduct the $15 wire redemption fee from your redemption proceeds.	Not applicable.

Further Credit: Shareholder name and account number

Not available.	Not available.	Not available.

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100per Fund per month. We charge no fee for AIP.	Systematic Withdrawal Plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts generally with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form.	Fund-to-Fund Investment Plan allows you to automatically exchange a fixed dollar amount from one Fund to purchase shares in another Fund.

Doing Business with the ICON Funds 77

About Your Investment
Redeeming Shares

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee’s name is not in the account registration, you will need to provide a signature guarantee or Certificate of Incumbency dated within the past 6 months.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Signature Guarantee

For your protection, we require a signature guarantee by an eligible signature guarantor if you request:

•	to change account ownership

78 Redeeming Shares

•	a redemption check made payable to anyone other than the shareholder(s) of record

•	a redemption check mailed to an address other than the address of record

•	a redemption check or wire sent to a bank other than the bank on file

•	a redemption check mailed to an address of record that has been changed within 30 days of your request

•	a redemption for $50,000 or more

•	to add telephone redemption privileges

•	to change bank account information on an account

Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP). You can have your signature guaranteed at a:

•	bank

•	broker-dealer

•	credit union (if authorized under state law)

•	securities exchange/association

•	clearing agency

•	savings association

Please note that a notary public cannot provide a signature guarantee.

We reserve the right to require signature guarantee(s) on any redemption.

Redemption Proceeds

We can deliver redemption proceeds to you:

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Signature Guarantee above). If you don’t specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

By Wire

$1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct a $15 wire redemption fee from your redemption proceeds.

Redeeming Shares 79

By Electronic Funds Transfer

Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund’s net assets in any 90-day period.

80 Redeeming Shares

About Your Investment
Transaction Policies

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds’ Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account if clarifying information and documentation are not received.

The Funds accept investments only from U.S. shareholders who have a Social Security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the Funds until it meets these requirements.

You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

Transaction Policies 81

Transactions Conducted by Phone or Fax

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds, or one of its service providers or intermediaries, may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

•	requiring personal identification prior to acting upon instructions

•	providing written confirmation of such transactions

•	tape-recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

Effective Date of Transactions

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds’ transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. Dollars

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash or cash equivalents. The Funds will accept cash equivalents for transfer of assets and rollovers from bank retirement accounts. Cash equivalents include but are not limited to

82 Transaction Policies

cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

Returned Checks

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Fund.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

Taxpayer Identification Number

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder’s shares. In addition, a shareholder’s account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the shareholder’s taxpayer identification number on required reports.

Account Minimums

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an

Transaction Policies 83

additional investment to bring the account up to the required minimum balance.

We reserve the right to:

•	reject any investment or exchange

•	cancel any purchase due to nonpayment or insufficient investor information

•	modify the conditions of purchase or sale at any time

•	waive or lower investment minimums or requirements

•	limit the amount that may be purchased

•	close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

•	suspend the offering of shares

84 Transaction Policies

About Your Investment
For More Information About Your Account

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. and 5 p.m. Central time Monday through Friday.

24-Hour Account Information

•	By Phone: 1-800-764-0442. ICON’s automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•	ICON Funds Website: By visiting www.iconfunds.com, you can access your accounts and view the latest Fund performance returns, daily prices, news articles and much more 24 hours a day.

For More Information About Your Account 85

About Your Investment
Establishing Additional Services

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

Automatic Investment Plan (AIP)

Allows you to generally make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans above.

Electronic Funds Transfer Program

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of, in general, $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

Householding

To keep the Funds’ costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

86 Establishing Additional Services

Dividends and Other Distributions

The Sector Funds intend to distribute net investment income and net capital gains, if any, generally on an annual basis each December. From time to time, the Funds may make additional distributions.

You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and Other Distributions 87

Taxes

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund’s total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

88 Taxes

Revenue Sharing Arrangements

Revenue Sharing

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms, including sales, assets and redemption rates, and the length of and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial

Revenue Sharing Arrangements 89

firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

Sub-transfer Agency Fees

Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Funds may reimburse ICON for all or a portion of these fees.

90 Revenue Sharing Arrangements

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund’s shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP (PwC). PwC’s report and the Funds’ financial statements are included in the Funds’ 2009 Annual Report, which is available upon request and at www.iconfunds.com.

Financial Highlights 91

Financial Highlights

		Income from investment operations			Less dividends and distributions								Ratio of
	Net asset	Net	Net realized		Dividends	Distributions	Total			Net assets,	Ratio of		net investment
	value,	investment	and unrealized	Total from	from net	from net	dividends	Net asset		end of	expenses to		income/(loss)		Portfolio
	beginning of	income/	gains/(losses)	investment	investment	realized	and	value,	Total	period	average		to average		turnover
	period	(loss)(x)	on investments	operations	income	gains	distributions	end of period	return	(in thousands)	net assets		net assets		rate

ICON Consumer Discretionary Fund
Year Ended September 30, 2009	$7.19	$0.01	$(0.37)	$(0.36)	$-	$-	$-	$6.83	(5.01)%	$14,205	1.63%		0.14%		200.23%
Year Ended September 30, 2008	12.79	- (b)	(2.61)	(2.61)	-	(2.99)	(2.99)	7.19	(24.21)%	72,242	1.38%		(0.04)%		218.32%
Year Ended September 30, 2007	12.11	(0.04)	0.72	0.68	-	-	-	12.79	5.62%	94,477	1.30%		(0.31)%		144.89%
Year Ended September 30, 2006	13.61	(0.06)	0.79	0.73	-	(2.23)	(2.23)	12.11	6.20%	110,792	1.32%		(0.46)%		173.83%
Year Ended September 30, 2005	12.70	(0.08)	0.99	0.91	-	-	-	13.61	7.17%	169,422	1.25%		(0.57)%		157.94%
ICON Energy Fund
Year Ended September 30, 2009	27.06	0.21	(2.41)	(2.20)	(0.12)	(7.82)	(7.94)	16.92	(1.73)%	560,555	1.24%		1.39%		186.47%
Year Ended September 30, 2008	41.46	0.20	(4.82)	(4.62)	(0.11)	(9.67)	(9.78)	27.06	(14.62)%	492,637	1.16%		0.59%		119.87%
Year Ended September 30, 2007	31.88	0.08	12.86	12.94	-	(3.36)	(3.36)	41.46	43.64%	816,075	1.17	%(a)	0.24	%(a)	54.75%
Year Ended September 30, 2006	33.76	(0.06)	(0.89)	(0.95)	(0.08)	(0.85)	(0.93)	31.88	(2.81)%	788,366	1.17%		(0.16)%		22.86%
Year Ended September 30, 2005	21.81	0.10	11.85	11.95	-	-	-	33.76	54.79%	1,008,958	1.21%		0.37%		27.51%
ICON Financial Fund
Year Ended September 30, 2009	8.55	0.09	(2.43)	(2.34)	(0.24)	-	(0.24)	5.97	(26.80)%	82,067	1.42%		1.70%		194.00%
Year Ended September 30, 2008	14.30	0.21	(4.29)	(4.08)	(0.14)	(1.53)	(1.67)	8.55	(31.93)%	128,175	1.22%		1.94%		220.83%
Year Ended September 30, 2007	14.47	0.13	0.45	0.58	(0.15)	(0.60)	(0.75)	14.30	3.84%	200,089	1.21%		0.86%		93.04%
Year Ended September 30, 2006	13.43	0.15	1.84	1.99	(0.09)	(0.86)	(0.95)	14.47	15.53%	368,614	1.20%		1.10%		153.47%
Year Ended September 30, 2005	13.36	0.13	0.99	1.12	(0.03)	(1.02)	(1.05)	13.43	8.29%	210,883	1.26%		1.00%		170.75%
ICON Healthcare Fund
Year Ended September 30, 2009	13.49	0.08	(1.28)	(1.20)	-	-	-	12.29	(8.90)%	110,605	1.37%		0.74%		105.75%
Year Ended September 30, 2008	17.68	(0.02)	(2.65)	(2.67)	-	(1.52)	(1.52)	13.49	(16.43)%	160,083	1.25%		(0.12)%		61.44%
Year Ended September 30, 2007	17.95	- (b)	1.19	1.19	-	(1.46)	(1.46)	17.68	7.17%	473,287	1.20	%(a)	0.01	%(a)	24.56%
Year Ended September 30, 2006	17.94	(0.10)	0.38	0.28	-	(0.27)	(0.27)	17.95	1.56%	646,202	1.19%		(0.55)%		61.37%
Year Ended September 30, 2005	13.70	(0.14)	4.42	4.28	-	(0.04)	(0.04)	17.94	31.39%	682,759	1.22%		(0.82)%		47.88%
ICON Industrials Fund
Year Ended September 30, 2009	8.16	0.08	(1.82)	(1.74)	(0.04)	-	(0.04)	6.38	(21.25)%	70,535	1.37%		1.39%		96.24%
Year Ended September 30, 2008	10.77	0.05	(2.32)	(2.27)	(0.01)	(0.33)	(0.34)	8.16	(21.72)%	125,286	1.25%		0.55%		143.40%
Year Ended September 30, 2007	13.22	0.02	2.63	2.65	- (b)	(5.10)	(5.10)	10.77	28.73%	155,739	1.27	%(a)	0.16	%(a)	125.44%
Year Ended September 30, 2006	12.70	(0.04)	0.97	0.93	-	(0.41)	(0.41)	13.22	7.49%	106,015	1.24%		(0.30)%		89.38%
Year Ended September 30, 2005	10.52	(0.04)	2.22	2.18	-	-	-	12.70	20.72%	216,636	1.24%		(0.34)%		67.25%
ICON Information Technology Fund
Year Ended September 30, 2009	7.86	(0.01)	(0.06)	(0.07)	-	-	-	7.79	(0.89)%	119,250	1.38%		(0.09)%		89.87%
Year Ended September 30, 2008	11.02	(0.04)	(3.12)	(3.16)	-	-	-	7.86	(28.68)%	178,450	1.24%		(0.41)%		171.22%
Year Ended September 30, 2007	8.72	(0.05)	2.35	2.30	-	-	-	11.02	26.38%	266,965	1.23%		(0.49)%		78.66%
Year Ended September 30, 2006	8.70	(0.05)	0.07	0.02	-	-	-	8.72	0.23%	241,988	1.25%		(0.61)%		155.39%
Year Ended September 30, 2005	7.90	(0.08)	0.88	0.80	-	-	-	8.70	10.13%	220,073	1.29%		(0.91)%		152.16%

92 Financial Highlights

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Financial Highlights (continued)

		Income from investment operations			Less dividends and distributions							Ratio of
	Net asset	Net	Net realized		Dividends	Distributions	Total			Net assets,	Ratio of	net investment
	value,	investment	and unrealized	Total from	from net	from net	dividends	Net asset		end of	expenses to	income/(loss)	Portfolio
	beginning of	income/	gains/(losses) on	investment	investment	realized	and	value,	Total	period	average	to average	turnover
	period	(loss)(x)	investments	operations	income	gains	distributions	end of period	return	(in thousands)	net assets	net assets	rate

ICON Leisure and Consumer Staples Fund
Year Ended September 30, 2009	$7.37	$0.04	$(0.09)	$(0.05)	$-	$- (b)	$- (b)	$7.32	(0.64)%	$26,074	1.58%	0.72%	134.29%
Year Ended September 30, 2008	10.62	0.03	(1.60)	(1.57)	(0.13)	(1.55)	(1.68)	7.37	(17.40)%	42,139	1.46%	0.31%	132.40%
Year Ended September 30, 2007	9.21	0.10	1.33	1.43	(0.02)	- (b)	(0.02)	10.62	15.61%	31,571	1.41%	1.02%	150.72%
Year Ended September 30, 2006	11.96	(0.07)	(0.01)	(0.08)	-	(2.67)	(2.67)	9.21	0.11%	68,136	1.54%	(0.70)%	215.75%
Year Ended September 30, 2005	14.51	(0.06)	0.94	0.88	-	(3.43)	(3.43)	11.96	5.01%	47,410	1.30%	(0.45)%	271.72%
ICON Materials Fund
Year Ended September 30, 2009	9.81	0.11	(0.91)	(0.80)	(0.08)	-	(0.08)	8.93	(7.87)%	95,028	1.40%	1.50%	134.88%
Year Ended September 30, 2008	15.39	0.08	(3.23)	(3.15)	(0.06)	(2.37)	(2.43)	9.81	(23.79)%	118,522	1.26%	0.60%	111.26%
Year Ended September 30, 2007	11.67	0.08	5.10	5.18	(0.15)	(1.31)	(1.46)	15.39	48.63%	131,321	1.33%	0.59%	109.10%
Year Ended September 30, 2006	11.30	0.09	1.09	1.18	(0.02)	(0.79)	(0.81)	11.67	11.17%	135,097	1.30%	0.74%	176.89%
Year Ended September 30, 2005	9.05	0.03	2.23	2.26	(0.01)	-	(0.01)	11.30	25.04%	99,569	1.31%	0.33%	128.01%
ICON Telecommunication & Utilities Fund
Year Ended September 30, 2009	6.34	0.14	(0.44)	(0.30)	(0.38)	-	(0.38)	5.66	(4.39)%	22,547	1.70%	2.70%	90.27%
Year Ended September 30, 2008	9.20	0.14	(2.03)	(1.89)	(0.06)	(0.91)	(0.97)	6.34	(23.01)%	30,335	1.35%	1.74%	102.65%
Year Ended September 30, 2007	7.66	0.10	2.18	2.28	(0.11)	(0.63)	(0.74)	9.20	31.60%	109,509	1.33%	1.20%	154.99%
Year Ended September 30, 2006	8.28	0.13	0.37	0.50	(0.18)	(0.94)	(1.12)	7.66	7.56%	119,762	1.38%	1.71%	209.50%
Year Ended September 30, 2005	6.61	0.14	1.61	1.75	(0.08)	-	(0.08)	8.28	26.70%	120,651	1.26%	1.88%	112.91%

(x)	Calculated using the average share method.
(a)	Ratios include transfer agent earnings credits received. These earnings credits reduced the net expense ratio and increased the net income ratio by 0.01%.
(b)	Amount less than $0.005.

94 Financial Highlights

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ICON Funds Privacy Information

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ income and transaction history
■ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

100 Funds Privacy Information

Who we are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What we do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?	We collect your personal information, for example, when you

■    open an account or enter into an investment advisory contract
■    provide account information or give us your contact information
■ make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only ■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ ICON doesn’t jointly market

Funds Privacy Information 101

For Further Information

More information about the Funds is available to you free of charge. The Funds’ Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds’ Annual and Semiannual Reports contain the Funds’ financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information in the following ways:

By Telephone:	Call 1-800-764-0442

By Mail:	ICON Funds; P.O. Box 55452 Boston, MA 02205-8165

In Person:	ICON Funds; 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111

By E-mail:	info@iconadvisers.com

On the Internet:	ICON Funds website: www.iconfunds.com

EDGAR database on the SEC site: www.sec.gov

By E-mail or in Person from the Securities and Exchange Commission (you will pay a copying fee):

E-mail the Securities and Exchange Commission at publicinfo@sec.gov

SEC’s Public Reference Section; Washington, D.C. 20549-0102
Visit or Write:
Call 1-202-551-8090 for information about the operation of the Public Reference Room

1-800-764-0442  •   WWW.ICONFUNDS.COM

ICON Funds’ SEC File No. 811-7883

ICON FUNDS
STATEMENT OF ADDITIONAL INFORMATION
January 25, 2010
This Statement of Additional Information (“SAI”) relates to the following investment portfolios of ICON Funds (the “Trust”):

	Class I	Class C	Class Z	Class A
ICON BOND FUND	IOBIX	IOBCX	IOBZX	N/A

ICON CORE EQUITY FUND	ICNIX	ICNCX	ICNZX	ICNAX

ICON EQUITY INCOME FUND	IOEIX	IOECX	IOEZX	IEQAX

ICON LONG/SHORT FUND	IOLIX	IOLCX	IOLZX	ISTAX

ICON RISK-MANAGED EQUITY FUND	IOCIX	IOCCX	IOCZX	IOCAX
This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above dated January 25, 2010, as amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses and shareholder reports, please call us at 1-800-764-0442, visit www.iconfunds.com or write to P.O. Box 55452, Boston, MA 02205-8165.
FINANCIAL STATEMENTS
The Trust’s audited financial statements and accompanying notes for the fiscal year ended September 30, 2009, and the reports of PricewaterhouseCoopers LLP (“PwC”) with respect to such financial statements, appear in the Trust’s 2009 annual reports and are incorporated by reference in this SAI. The Trust’s annual reports contain additional performance information and are available at www.iconfunds.com or without charge by contacting the Trust’s shareholder servicing agent at the telephone number or address listed above.

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ICON FUNDS
ICON Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Bond Fund, ICON Core Equity Fund, ICON Equity Income Fund, ICON Long/Short Fund and the ICON Risk-Managed Equity Fund (formerly, ICON Income Opportunity Fund) (each a “Fund” and collectively the “Funds”) are series of the Trust. There are 12 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.
The Funds are each diversified portfolios. This means that, with respect to at least 75% of a Fund’s total assets, a Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.
ICON Advisers, Inc. (“ICON” or “Adviser”) serves as each Fund’s investment adviser. ICON Distributors, Inc. (“IDI” or “Distributor”) is the Distributor of each Fund’s shares.
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund’s outstanding voting shares. The investment objective of each Fund is set forth below:

Fund	Investment Objective
ICON Bond Fund	Maximum total return.
ICON Core Equity Fund	Capital appreciation with a secondary objective of capital preservation.
ICON Equity Income Fund	Modest capital appreciation and income.
ICON Long/Short Fund	Capital appreciation.
ICON Risk-Managed Equity Fund	Modest capital appreciation and to maximize gains.

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The ICON Bond Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds without providing Bond Fund shareholders at least 60 days’ advance notice. The ICON Core Equity Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in domestic equity securities without providing Core Equity Fund shareholders at least 60 days’ advance notice. The ICON Equity Income Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing Equity Income shareholders at least 60 days’ advance notice. The ICON Long/Short Fund will not change its strategy of taking long positions in equity securities identified as undervalued and taking short positions in equity securities identified as overvalued without providing Long/Short shareholders at least 60 days’ advance notice.
In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by holders of a Majority of the outstanding voting securities of a Fund.
FUNDAMENTAL INVESTMENT RESTRICTIONS
1. A Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
2. A Fund may not invest in physical commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.
3. A Fund may not invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.
4. A Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund’s total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

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5. A Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.
6. A Fund may not act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.
7. A Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund’s other investment restrictions may be deemed to give rise to a senior security.
In applying the limitations on investments in any one industry set forth in restriction 1. above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The following instructions are non-fundamental and may be changed by the Board of Trustees (“Board”) at any time without shareholder approval.
1. A Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of a Fund, would be invested in the securities of that issuer.
2. A Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.
3. A Fund may not invest in a company for the purpose of exercising control or management of the company.
4. A Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.
5. A Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial

5

or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.
6. A Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.
7. Except for the Long/Short Fund, a Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.
In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

6

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
AND RISK CONSIDERATIONS
The prospectus discusses the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.
PORTFOLIO TURNOVER
During the fiscal years ended September 30, 2009 and 2008, respectively, the portfolio turnover rate for each of the Funds was as follows:

Fund	2009	2008
ICON Bond Fund	73.71%	73.47%
ICON Core Equity Fund	208.48%	173.81%
ICON Equity Income Fund	148.56%	132.93%
ICON Long/Short Fund	131.79%	174.59%
ICON Risk-Managed Equity Fund	194.31%	184.47%
The changes in portfolio turnover rates for the fiscal year ended 2009 as compared to 2008 was due in part to market conditions and rotations into and out of the various Funds by outside advisers and ICON pursuant to asset allocation programs.
A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON’s control and because of sector or theme rotations in and out of various Funds by ICON and shareholders.
Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. In addition, sector or theme rotations in and out of various Funds by ICON and other advisers may increase brokerage costs.

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EQUITY SECURITIES
Each Fund may invest in equity securities, including common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.
Preferred Stock. Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.
Rights and Warrants. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.
Convertible Securities. The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

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A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.
The Funds may purchase investment grade, non investment grade, speculative and highly speculative convertible securities and preferred stocks rated by a nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”). The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)
The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds’ investment policies.

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The Funds’ investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.
DEBT SECURITIES
Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.
Moody’s and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.
The ICON Core Equity Fund, ICON Long/Short Fund and ICON Risk-Managed Equity Fund will invest in debt securities only if they are rated investment grade at the time of purchase. The ICON Bond Fund and ICON Equity Income Fund may invest up to 25% of the total assets in their respective portfolios at the time of purchase in lower-rated debt securities, which are often referred to as “junk bonds” or “high yield” bonds.
Increasing the amount of Fund assets invested in unrated or lower-grade debt securities may increase the yield produced by a Fund’s debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is categorized as non investment grade or lower. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the ICON Bond Fund and ICON Equity Income Fund may invest in debt securities assigned lower grade ratings at the time of purchase, these Funds are not permitted to

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invest in debt securities that are in default or are categorized below highly speculative or, if unrated, are judged by ICON to be of equivalent quality.
A significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has experienced an increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund’s net asset value. Finally, while ICON attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.
ICON seeks to reduce the overall risks associated with the Funds’ investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.
Zero Coupon Bonds. The Funds may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Funds.
Mortgage-Related Securities. The ICON Bond Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see “Mortgage Pass-Through Securities”). The ICON Core Equity Fund, ICON Equity Income Fund, ICON Long/Short Fund and ICON Risk-Managed Equity Fund also may invest in such securities for temporary defensive purposes. The ICON Bond Fund also may invest in debt securities that are secured with collateral consisting

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of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association (“Ginnie Mae”), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or the Department of Veterans Affairs (“VA”) guaranteed mortgages.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.
Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”) that represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

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Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.
Collateralized Mortgage Obligations (“CMO”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment’s average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing prepayments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely

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to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.
Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.
Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.
A Fund’s investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.
COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS
Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a

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bank or other financial institution. The letter of credit enhances the paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.
A Fund may also acquire certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term obligation of a bank. A banker’s acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.
DERIVATIVE INSTRUMENTS
The Funds may use certain derivatives — instruments whose value is derived from an underlying security, index or other instrument.
Options on Securities. The ICON Risk-Managed Equity Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest.
An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the “writer” of the option). Options generally have standardized terms, including the exercise price and expiration time. Option contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.
The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the “OCC”), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.
Writing (Selling) Options. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in

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the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.
When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.
So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.
The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.
Purchasing Put Options. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.
By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises

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the option, it completes the sale of the underlying instrument at the “strike” price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
Purchasing Call Options. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s “strike” price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.
Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one “strike” price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Other Information Related to Options Trading. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate

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to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.
There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.
The Risk-Managed Equity Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), it may be forced to realize capital gains or losses at inopportune times.
Although the Funds will generally write options whose expiration dates are between one and ten months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.
The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock’s recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund’s overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser’s strategy in terms of stock selection.
The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

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Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Options on Securities Indexes. All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer in cash a fixed multiple (the “Multiple”) of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes may also permit greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. If such transactions are used as a hedging activity, they may not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.
When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to

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deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.
The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.
Over-the-Counter (“OTC”) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.
Futures Contracts. All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market. The CFTC has eliminated limitations on futures trading by certain regulated entities including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that a claim to be excluded from regulation as a commodity pool operator is made. ICON Advisers, the adviser to the Funds, does not believe it, or any Funds, are a “commodity pool operator,” under the law. However, it has filed for an exemption as a registered investment company. In doing so it has agreed to operate the Funds in such a manner to warrant the exclusion from the registration as a commodity pool operator.

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Futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.
The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund’s net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.
Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.
The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.
The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON’s investment judgment were incorrect, a Fund’s overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund’s portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund’s futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

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The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund’s current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund’s futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund’s other investments.
To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is

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“in-the-money” if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund’s assets that are at risk in options or futures contracts.
Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund’s position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract or option.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures or options positions also could be impaired.
Options on Futures Contracts. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be

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subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.
The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See “Options on Securities” above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund’s portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.
Risk Factors of Investing in Futures and Options. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on

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futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.
A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.
Cover. Transactions using options and futures contracts (“Financial Instruments”), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities, or other options, futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other obligations.
Leveraging. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.
Correlation of Price Changes. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not

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match a Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.
SHORT SALES
A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.
The ICON Core Equity Fund, ICON Equity Income Fund, ICON Long/Short Fund and the ICON Risk-Managed Equity Fund are the “Diversified Equity Funds.” Each Diversified Equity Fund may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire and must maintain these securities in a segregated account. A Fund will incur transaction costs to open, maintain and close short sales against the box.
In addition, the use of short sales is a primary investment strategy of the ICON Long/Short Fund. A Fund is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian in at least an amount equal to the current market value of the securities sold short until the Fund replaces a borrowed security. A Fund expects to receive interest on the collateral it deposits. The use of short sales may result in a Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.
There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
In short sale transactions, a Fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause a Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

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FOREIGN SECURITIES AND DEPOSITARY RECEIPTS
The Funds may invest up to 20% of their net assets in foreign securities traded in foreign markets. The term “foreign securities” refers to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.
Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.
Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.
Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.
Foreign Currency Transactions
Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund,

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political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.
A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.
All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.
A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.
A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.
A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.
A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline.

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Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund’s limitation on investing in illiquid securities.
A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked securities.
A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitment.
On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.
Depositary Receipts
The Funds may invest in American Depositary Receipts (“ADRs”, which are securities typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts (“EDRs”) are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence

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ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A “sponsored” facility is established jointly by the issuer of the security underlying the receipt and a depositary. An “unsponsored” facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.
Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.
SECURITIES THAT ARE NOT READILY MARKETABLE
As discussed in the prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.
Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called “Rule 144A” securities (see discussion below).
A Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.
The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may

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repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.
The Trust’s Board of Trustees (“Board”) has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds’ limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON’s quarterly review.
WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES
The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at

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the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.
BORROWING/OVERDRAFTS
A Fund may borrow money from time to time due to timing differences in the settlement of money from security and shareholder transactions. Interest on borrowings will reduce a Fund’s income. See “Investment Restrictions” above for each Fund’s limitation on borrowing.
SECURITIES OF OTHER INVESTMENT COMPANIES
Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.
Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds (“ETFs”). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.
REPURCHASE AGREEMENTS
A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price,

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usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.
Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund’s limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks — Securities That Are Not Readily Marketable.”
None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.
CASH SWEEP PROGRAM
Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund’s uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.
SECURITIES LENDING
The Funds may lend their portfolio securities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote of the proxy.
All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash collateral in the Invesco AIM Liquid Assets Portfolio, which operates in accordance with Rule 2a-7 of the 1940 Act relating to money market funds, which is subject to its own set of risks. The Funds intend to change the lending agent to State Street Bank and Trust (“State Street”) effective April 1, 2010.

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OTHER INVESTMENTS
Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

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TRUSTEES AND OFFICERS
BOARD OF TRUSTEES
The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The business and affairs of the Trust are managed under the direction of the Board. The Board’s Trustees (“Trustees”), their ages and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign, or are not reelected.

			Number	Principal
	Positions Held	Year Joined	of Funds	Occupation(s) During	Other
Name and Age	with Trust	Board	Overseen	Past Five Years	Directorships
INDEPENDENT TRUSTEES

Glen F. Bergert Age: 59	Lead Independent Trustee; Chairman of Audit Committee; Nominating Committee Member.	1999	All 17 ICON Funds.	President, Venture Capital Management LLC (1997 to present); General Partner, SOGNO Partners LP, a venture capital company (2001 to present); General Partner, Chamois Partners, LP, a venture capital company (2004 to present); General Partner of Bergert Properties, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate developing company (1998 to present).	Director, Herre Bros, Inc., a contracting company (1998 to present); Director of Delta Dental of California, an insurance company (2006 to present); Director, Delta Dental of Pennsylvania, an insurance company (1998 to 2002 and 2003 to 2009); Director, Delta Reinsurance Corporation (2000 to 2002 and 2003 to 2009).

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			Number	Principal
	Positions Held	Year Joined	of Funds	Occupation(s) During	Other
Name and Age	with Trust	Board	Overseen	Past Five Years	Directorships
John C. Pomeroy, Jr. Age: 62	Trustee; Audit Committee Member; Primary Board Representative of Valuation Committee; Nominating Committee Member.	2002	All 17 ICON Funds.	Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present); Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).	None.

Gregory Kellam Scott Age: 61	Trustee; Audit Committee Member; Nominating Committee Member.	2002	All 17 ICON Funds.	Assistant to the President for Diversity and Community Relations of Ivy Tech Community College (2008 to present); Executive Director of Indiana Civil Rights Commission (2005 to 2008); Senior Vice President — Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology based manufacturing company (2002 to 2004); Vice President and General Counsel, Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002); Justice, Colorado Supreme Court (1993 to 2000).	Member — National Board of Directors, Constituency for Africa (1997 to 2007); Member — U.S. State Department’s Commission on the African Judiciary (2006 to present).

R. Michael Sentel Age: 61	Trustee; Audit Committee Member; Secondary Board Representative of Valuation Committee; Nominating Committee Member.	1996	All 17 ICON Funds.	Senior Attorney for U.S. Department of Education (1996 to present); engaged in private practice of securities and corporate law — (1981 to present); SEC Enforcement Branch Chief (1980 — 1981).	None.

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			Number	Principal
	Positions Held	Year Joined	of Funds	Occupation(s) During	Other
Name and Age	with Trust	Board	Overseen	Past Five Years	Directorships
INTERESTED TRUSTEE

Craig T. Callahan* Age: 58	Chairman of the Board and Trustee.	1996	All 17 ICON Funds.	President (1998 to present), Chairman of the Investment Committee (2005 to present), and Chief investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to 2005), Executive Vice President (2005 to present) and Director (1991 to present) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.	None.

*	Dr. Callahan is considered to be an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds’ Adviser and Distributor.
COMMITTEES
The committees of the Board are the Audit Committee, Valuation Committee and Nominating Committee.
Audit Committee. The Audit Committee is responsible for overseeing the Trusts’ accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust’s independent registered public accountants; and acts as a liaison between the Trust’s independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Audit Committee members are Glen Bergert, Chairman; Gregory K. Scott; John Pomeroy and Michael Sentel. During the fiscal year ended September 30, 2009, the Audit Committee met two times.
Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is

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composed of Independent Trustees and Adviser representatives. John Pomeroy is the Primary Board Representative on the Valuation Committee, and Michael Sentel is the Secondary Board Representative. During the fiscal year ended September 30, 2009, the Valuation Committee met and its members acted on various valuation matters via telephone in excess of 32 times.
Nominating Committee. The Nominating Committee is responsible for the nomination of candidates for election to the Board. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee’s resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2009, the Nominating Committee did not meet.
Beneficial Ownership of Securities
The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by ICON, owned by each Trustee as of  December 31, 2009:

Name of Fund
All Registered Investment
		Core	Equity	Long/	Risk-	Companies Overseen by
	Bond	Equity	Income	Short	Managed	Trustee in Family of
	Fund	Fund	Fund	Fund	Equity Fund	Investment Companies
Independent Trustees
Glen F. Bergert	A	B	C	C	C	E
John C. Pomeroy, Jr.	A	B	A	B	A	C
Gregory Kellam Scott	C	A	B	A	A	D
R. Michael Sentel	A	B	C	B	B	D
Interested Trustees
Craig T. Callahan	E	E	A	C	E	E
Dollar Range of Equity Securities in the Funds.
A= none
B= $1-$10,000
C= $10,001-$50,000
D= $50,001-$100,000
E= over $100,000
None of the Trustees, other than Dr. Callahan, owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2009. As of December 31, 2009, the

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Trustees and Officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.
TRUSTEE COMPENSATION
Each Independent Trustee receives a retainer and a per meeting fee. As determined by the Trustees, effective January 1, 2009, ICON Funds pays each Independent Trustee a $24,000 per year retainer. Each Independent Trustee receives a full Board meeting fee of $3,500 and a Committee meeting fee of $750 per meeting. Additionally, each Independent Trustee will receive a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Chairman of the Audit Committee and Lead Independent Trustee receives an additional total fee of $6,000 per year and the Chairman of the Valuation Committee receives $1,750 per year. Annual Board fees may be reviewed periodically and changed by the Board. Dr. Callahan, as an “interested person” of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangements pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.
The table below includes certain information relating to the compensation of ICON Funds’ Trustees for the fiscal year ended September 30, 2009.
Compensation Table

Aggregate Compensation From ICON Funds*
Name of Person and Position	(17 Funds Total)
Interested Trustee:
Craig T. Callahan, Chairman	None
Independent Trustees:
Glen F. Bergert	$47,500
John C. Pomeroy, Jr.	$43,063
Gregory Kellam Scott	$41,250
R. Michael Sentel	$41,250
TOTAL	$173,063

*	The Trustees are also Trustees of the 12 other ICON Funds.

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TRUST OFFICERS
The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than the Chief Compliance Officer) receive no direct compensation from the Trust or the Funds for their services as Officers.
The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

	Position Held with Fund and	Principal Occupation During
Name and Age	Length of Time Served	Past Five Years
Craig T. Callahan Age: 58	President and Chairman of the Trust since its inception in 1996.	President (1998 to present), Chairman of the Investment Committee (2005 to present), and Chief investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to 2005), Executive Vice President (2005 to present) and Director (1991 to present) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.

Erik L. Jonson Age: 60	Vice President, Principal Financial Officer and Treasurer of the Trust since its inception in 1996.	Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer (1998 to 2002) and Vice President (2002 to 2004) of IDI; and, Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to 2009).

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	Position Held with Fund and	Principal Occupation During
Name and Age	Length of Time Served	Past Five Years
Donald Salcito Age: 57	Vice President and Secretary (2005 to present) of the Trust.	Executive Vice President, General Counsel, and Secretary (September 2005 to present) of ICON Advisers, Inc.; Director and General Counsel (2005 to present) of IM&R; Executive Vice President, Secretary, General Counsel (2005 to present) and Chief Compliance Officer (2005 to 2007) of ICON Distributors, Inc.; Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to 2009). Previously he was a Partner in the law firm of Perkins Coie, LLP (2000-2005).

Brian Harding Age 31	Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (2008 to present).	Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

Jessica Seidlitz Age: 31	Assistant Treasurer of the Trust (2007 to present).	Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously she was a Senior Associate/Associate at PricewaterhouseCoopers LLP (2001 to 2004).

Christopher Ambruso Age: 29	Assistant Secretary of the Trust (2008 to present).	Staff Attorney of ICON Advisers, Inc. (2007 to present).
The Trust’s Trustees and Officers may be contacted at the Funds’ address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.
INVESTMENT COMMITTEE MEMBER ACCOUNTS AND OTHER INFORMATION
Set forth below is information regarding the individuals identified in the prospectuses as primarily responsible for the day-to-day management of the Funds (“Investment Committee Members”). Investment Committee Members perform functions equivalent to those of portfolio managers at other investment advisory firms. All asset information is as of September 30, 2009.
Management of Other Accounts. The number of other accounts managed by each Investment Committee Member and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance-based fees.

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Other Accounts Managed

Other Registered
	Investment	Other Pooled
Name of Investment	Companies (“RICs”)	Investment Vehicles	Other Accounts and
Committee member	and assets	(“PIVs”) and assets	assets
Robert Straus	4; 783,542,997	2; 20,623,290	7315; 514,774,213
Derek Rollingson	3; 811,224,891	1; 12,570,310	7315; 514,774,213
Todd Burchett	4; 389,115,230	1; 12,570,310	7315; 514,774,213
Zach Jonson	2; 200,108,285	2; 20,623,290	7323; 610,365,048
Compensation. Each Investment Committee Member receives compensation in connection with his management of the Fund and other accounts identified above which includes: (1) base salary and (2) a bonus. All forms of compensation for each Investment Committee Member are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.
The compensation is a fixed salary established by the Adviser’s executive committee. The executive committee also grants bonuses based on, among other factors, investment performance, the ability to attract assets, and the value of assets held in the Funds’ portfolios.
Potential Conflicts of Interest. As reflected above, many of the Investment Committee Members manage accounts in addition to the Funds. An Investment Committee Member’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.
Certain components of the Investment Committee Members’ compensation structure may also give rise to potential conflicts of interest to the extent that an Investment Committee Member may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.
Because Investment Committee Members manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if an Investment Committee Member identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event an Investment Committee Member determines to purchase a security for more than one account in an aggregate amount that may

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influence the market price of the security, accounts that purchase or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security’s ending target percentage as determined by the Investment Committee Member at the time of purchase.
Listed below for each Investment Committee Member is a dollar range of securities beneficially owned in the Funds managed by the Investment Committee Member, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of September 30, 2009 or as otherwise noted.

Aggregate Dollar
	Dollar Range of	Range of Equity
	Equity Securities in	Securities in All
	the Funds Managed by	Registered Investment
Name of Investment	the Investment	Companies in the ICON
Committee member	Committee Member	Fund Family*
Robert Straus	C	C
Derek Rollingson	C	D
Todd Burchett	C	C
Zach Jonson	B	B
* Key to dollar ranges

A.	None
B.	$1 — $10,000
C.	$10,001 — $50,000
D.	$50,001 — $100,000
E.	$100,001 — $500,000
F.	$500,001 — $1,000,000
G.	Over $1,000,000

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CERTAIN POLICIES OF THE FUNDS
CODE OF CONDUCT
The Trust, the Adviser, and the Distributor have adopted a Code of Conduct under Rule 17j-1 of the Investment Company Act of 1940 (the “Code”). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser’s other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions by access persons.
PROXY VOTING
The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board’s continuing oversight.
Policies and Procedures
The Adviser’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Adviser exercises and documents the Adviser’s responsibility with regard to voting of client proxies. The Adviser’s Chief Compliance Officer reviews and monitors the effectiveness of the Guidelines.
To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. Glass Lewis issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and Glass Lewis also perform spot checks periodically to match the voting activity with available shareholder meeting information. Glass Lewis’ management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Adviser. The Adviser reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

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     The Guidelines are maintained and implemented by Glass Lewis and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by Glass Lewis on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:
➢	Election of Directors — considering factors such as director qualifications, term of office, age limits.

➢	Proxy Contests — considering factors such as voting for nominees in contested elections and reimbursement of expenses.

➢	Election of Auditors — considering factors such as independence and reputation of the auditing firm.

➢	Proxy Contest Defenses — considering factors such as board structure and cumulative voting.

➢	Tender Offer Defenses — considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

➢	Miscellaneous Governance Issues — considering factors such as confidential voting and equal access.

➢	Capital Structure — considering factors such as common stock authorization and stock distributions.

➢	Executive and Director Compensation — considering factors such as performance goals and employee stock purchase plans.

➢	State of Incorporation — considering factors such as state takeover statutes and voting on reincorporation proposals.

➢	Mergers and Corporate Restructuring — considering factors such as spin-offs and asset sales.

➢	Mutual Fund Proxy Voting — considering factors such as election of directors and proxy contests.

➢	Consumer and Public Safety Issues — considering factors such as social and environmental issues as well as labor issues.
     A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request or at www.iconfunds.com.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the ICON Funds’ shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct Glass Lewis to use its independent judgment to vote

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affected proxies in accordance with approved guidelines. The Adviser will disclose to the Board the voting issues that created the conflict of interest and the manner in which Glass Lewis voted such proxies.
Record of Proxy Voting
The Adviser, with the assistance of Glass Lewis, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442, (2) on the ICON Funds web site at www.iconfunds.com, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE POLICY
The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholders and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds’ best interests. Information related to the 10 largest portfolio holdings of each ICON Fund (“Fund”) is posted to the Trust’s website (www.iconfunds.com) within approximately 10 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.
A complete list of portfolio holdings for each Fund is made available to the general public when filed with the SEC as required.
Complete portfolio holdings are provided to the Trust’s service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON’s internal media policy. Non-standard information is disclosed subject to duties of confidentiality, including a duty not to trade on nonpublic information imposed by law and/or contract.
Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

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▪	a written request for non-standard disclosure must be submitted to and approved in writing by either ICON’s General Counsel or Chief Compliance Officer who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

▪	The request must relate to an appropriate business purpose; and

▪	The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.
The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust’s policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

Frequency of
Entity Name	Holdings Disclosure
Lipper, Inc.	Monthly, approximately 15 calendar days after month-end

Morningstar	Monthly, approximately 15 calendar days after month-end.

Standard & Poor’s	Monthly, approximately 5 business days after month end.

Bloomberg	Monthly, approximately 5 business days after month end.

Thompson	Quarterly, approximately 15 calendar days after month-end.
The Fund’s Board of Directors reviews this portfolio holdings disclosure Policy at least annually.
THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS
INVESTMENT ADVISER
The Trust retains ICON Advisers, Inc. 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund’s investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation (“IM&R”). Dr. Callahan owns

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the majority of IM&R’s shares with ICON’s Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Erik Jonson and Mr. Salcito hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.
ICON retains the right to use the name “ICON” in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust’s right to use the name “ICON” automatically ceases ninety days after termination of any of the Investment Advisory Agreements with the Trust and may be withdrawn by the ICON on ninety days written notice.
ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON’s officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Donald Salcito, Executive Vice President, General Counsel and Secretary; Carrie M. Schoffman, Vice President, Chief Operations Officer and Chief Compliance Officer; Derek N. Rollingson, Senior Vice President of Investments and Director of Research; Robert Straus, Senior Vice President of Investments and Chief Investment Officer; and Scott Snyder, Senior Vice President of Investments. The affiliations of Messrs. Callahan, Jonson and Salcito with the Trust are shown under the “Trustees and Officers” section of this SAI.
AGREEMENTS WITH THE TRUST
Investment Advisory Agreement. The Investment Advisory Agreement (“Advisory Agreement”) between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.
As compensation for its management services, the Funds are obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

Fund	Annual Management Fee
ICON Bond Fund	0.60%
ICON Core Equity Fund	0.75%
ICON Equity Income Fund	0.75%
ICON Long/Short Fund	0.85%
ICON Risk-Managed Equity Fund	0.75%

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The investment advisory fees are calculated based on a Fund’s net assets as a whole and are then allocated among the Funds’ respective classes based on each class’s relative net assets.
The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust’s custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds’ daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds’ shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and Trustees meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.
For the fiscal years ended September 30, 2009, 2008 and 2007, the management fees paid by each Fund were as follows:

ICON Fund	Management Fee
	2009	2008	2007
Bond Fund	$784,955	$716,307	$624,637
Core Equity Fund	$665,457	$1,158,005	$1,489,598
Equity Income Fund	$434,700	$883,648	$1,036,497
Long/Short Fund	$459,570	$1,966,513	$2,104,848
Risk-Managed Equity Fund	$394,130	$634,541	$514,294
Expense Limitation Agreement. ICON has contractually entered into an Expense Limitation Agreement related to the ICON Bond Fund, ICON Equity Income Fund, ICON Long/Short Fund and ICON Risk-Managed Equity Fund (the “Diversified Funds”), pursuant to which it has agreed to reimburse or limit the Diversified Funds’ fees. In connection with this Agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Diversified Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of each Diversified Fund’s business) do not exceed the following percentages:

	Class A	Class C	Class I	Class Z
	Expense	Expense	Expense	Expense
Fund	Limitation	Limitation	Limitation	Limitation
ICON Bond Fund	N/A	1.60%	1.00%	0.75%
ICON Equity Income Fund	1.45%	2.20%	1.45%	1.20%
ICON Long/Short Fund	1.55%	2.30%	1.55%	1.25%
ICON Risk-Managed Equity Fund	1.45%	2.20%	1.45%	1.20%

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Each Diversified Fund may at a later date reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Diversified Fund’s expense ratio does not exceed the existing expense limitations. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. The expense limitations will continue until January 31, 2020. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by a Diversified Fund, without payment of any penalty, upon 90 days’ prior written notice to ICON.
ICON has reimbursed the Funds or recouped from the Funds the following expenses pursuant to the Expense Limitation Agreement:

ICON Fund	(Reimbursement)/Recoupment
	2009	2008	2007
Bond Fund	$(144,367)	$(109,034)	$(101,907)
Equity Income Fund	$(36,020)	$(25,282)	$(12,700)
Long/Short Fund	$(62,226)	$(4,480)	$7,478
Risk-Managed Equity Fund	$(34,273)	$4,695	$71,582
As of September 30, 2009, the following amounts were still available for recoupment by ICON based on their potential expiration dates:

ICON Fund	2010	2011	2012
ICON Bond Fund	$101,907	$110,767	$144,367
ICON Equity Income Fund	$13,070	$24,557	$36,020
ICON Long/Short Fund	—	$4,673	$62,226
ICON Risk-Managed Equity Fund	$20,262	$27,551	$34,273
ADMINISTRATIVE SERVICES
Under a separate written agreement, ICON (as “Administrator”) provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds’ financial statements. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5

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billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.
Below is a table which shows the administrative fees paid by the Trust for the last three fiscal years:

Fiscal Year Ended	Administrative Fees
9/30/09	$768,605
9/30/08	$1,461,945
9/30/07	$1,676,918
Effective April 1, 2005, ICON entered into a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”)(formerly, BISYS Fund Services Ohio, Inc.) to serve as sub-administrator to the Trust. For its services, ICON pays Citi at an annual rate of 0.0250% on the first $1.75 billion of the assets for all ICON Funds and 0.0150% on such assets thereafter.
Effective April 1, 2010, ICON intends to enter into a sub-administrative agreement with State Street to serve as sub-administrator to the Trust.
FUND ACCOUNTING AGENT
For its services as Fund Accounting Agent, the Trust pays Citi 0.0300% on the first $1.75 billion of all ICON Fund Assets, 0.0175% on such assets between $1.75 billion and $5 billion and 0.0100% on such assets in excess of $5 billion. ICON intends for State Street to take over as Fund Accounting Agent for the Trust from Citi effective April 1, 2010.
DISTRIBUTOR
ICON Distributors, Inc. (“IDI” or “Distributor”), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds’ distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.
The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) for three classes of Fund shares (except ICON Bond Fund). These Classes are known as Class A, Class C and Class I. Pursuant to the 12b-1 Plan, the ICON Bond Fund pays for distribution and related services at an annual rate that may not exceed 0.85% of the average daily net assets of Class C shares of the Bond Fund and 0.25% of the average daily net assets of its Class I shares. The Core Equity, Equity Income, Long/Short, and Risk-Managed Equity Funds each pays for distribution

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and related services at an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares of each Fund, 1.00% of the average daily net assets of each Fund’s Class C shares and 0.25% of the average daily net assets of each Fund’s Class I shares.
The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying expenses in connection with the distribution of the Funds’ shares and related activities including providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds’ shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Trust’s Board of Trustees and as may be permitted by applicable statute, rule or regulation. The Rule 12b-1 plan adopted by the Trust compensates the Distributor regardless of expenses incurred by the Distributor.
Class C shares for each Fund the Distributor retains the first year’s distribution and related service fee of 1.00% assessed against such shares (0.85% in the case of the ICON Bond Fund). In addition, with respect to purchases of $1 million or more for Class A shares, the Distributor retains the distribution fee relating to such shares for the first year. Except as set forth in previous sentences, for Class A, and after the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A shares.
The Board reviews expenditures made by the Distributor related to distribution of the Funds’ Class A, Class C and Class I shares on a quarterly basis.
During the fiscal years ended September 30, 2009, 2008 and 2007, the Distributor was compensated in conjunction with the sale and distribution of the Funds’ Class C, Class I, and Class A shares as follows:

	12b-1 Fees for	12b-1 Fees for	12b-1 Fees for
	Fiscal Year	Fiscal Year	Fiscal Year
FUND	ended 9/30/09	ended 9/30/08	ended 9/30/07
ICON Bond Fund — Class I	$315,652	$292,553	$257,261
ICON Bond Fund — Class C	$35,163	$20,064	$10,114
ICON Core Equity Fund — Class I	$134,808	$190,488	$246,286
ICON Core Equity Fund — Class C	$323,159	$752,566	$977,851
ICON Core Equity Fund — Class A	$3,804	$4,045	$2,514
ICON Equity Income Fund — Class I	$135,412	$281,206	$332,349
ICON Equity Income Fund — Class C	$33,689	$49,722	$50,750
ICON Equity Income Fund — Class A	$909	$775	$380

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	12b-1 Fees for	12b-1 Fees for	12b-1 Fees for
	Fiscal Year	Fiscal Year	Fiscal Year
FUND	ended 9/30/09	ended 9/30/08	ended 9/30/07
ICON Long/Short Fund — Class I	$85,425	$465,768	$510,984
ICON Long/Short Fund — Class C	$169,924	$383,725	$364,366
ICON Long/Short Fund — Class A	$6,836	$15,430	$9,144
ICON Risk-Managed Equity Fund— Class I	$120,084	$201,680	$164,855
ICON Risk-Managed Equity Fund — Class C	$33,228	$32,569	$25,399
ICON Risk-Managed Equity Fund— Class A	$2,524	$1,278	$177

Total	$1,400,617	$2,691,869	$2,952,430
During the fiscal year ended September 30, 2009, the Distributor expended the following amounts in marketing the Trust’s shares:

Amount of
Type of Expenses	Expense
Printing and mailing of prospectuses to persons other than current shareholders	$99,474

Payment of compensation to third parties for distribution and shareholders support service	$1,236,092

Advertising materials and fees	$11,660

Total:	$1,347,226
The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., which, to the knowledge of the Trust, was the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.
The benefits the Board believes are reasonably likely to flow to the Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort, which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder’s share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.
Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may

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benefit all Fund classes, it is allocated among the Fund classes on an equitable basis, pursuant to written policies and procedures.
The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan for the ICON Funds was approved by the Board, including all the independent Trustees, on August 10, 2009. As to each class of the Fund’s shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.
CUSTODIAN
Until April 1, 2010, Brown Brothers Harriman & Co. (“Brown Brothers”), 40 Water Street, Boston, MA 02109-3661, will serve as Custodian of the Funds’ investments. Effective April 1, 2010, the Funds intend for State Street to become the custodian of the Funds’ investments. The Custodian acts as the Funds’ depository; safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.
TRANSFER AGENT
Boston Financial Data Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Funds’ transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP (“PwC”), 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent registered public accounting firm for the Trust. PwC is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee.
COUNSEL
Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

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PURCHASE AND REDEMPTION OF SHARES
Each Fund (except the ICON Bond Fund) offers four classes of shares: Class A, Class C, Class I, and Class Z. The ICON Bond Fund offers three classes of shares: Class C, Class I, and Class Z. When purchasing Fund shares, you must specify which Class is being purchased. Class A shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge. A contingent deferred sales charge of 1% applies to certain redemptions of Class A shares made within one year following purchase of $1 million or more made without an initial sales charge. A 1% contingent deferred sales charge also applies to redemptions of Class C shares made within one year of purchase. See “Sales Charges” below. There is no sales charge on the purchase of Class I and Class Z shares and the public offering price for the shares of such classes is the net asset value per share of that Class. Class A shares have a 0.25% 12b-1 fee, Class C shares (other than the ICON Bond Fund) have a 1.00% 12b-1 fee and Class I shares have a 0.25% 12b-1 fee. Class C shares of the ICON Bond Fund have a 0.85% 12b-1 fee. Class Z shares do not have a 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 and by completing the application. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.
The minimum investment in Class A, Class C and Class I shares for any one Fund is $1,000, unless you invest using an Automatic Investment Plan. See the prospectuses for more information. See discussion below for eligibility requirements for Class Z Institutional shares. Subject to the minimum investment amount, shares may also be purchased by exchange.
Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Agents”). These Agents may receive different levels of compensation from IDI for selling different classes of Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust’s prospectuses and SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.
The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or

55

intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, generally no later than 9:00 a.m. Eastern Time following the day that such purchase or redemption orders are received by the broker or intermediary.
Institutional Class of Shares.
Class Z shares of the Funds are offered to institutional investors and may be purchased by:
•	A bank, trust company or other type of depository institutions;

•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan; and

•	Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”:
“Eligible Benefit Plans” are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the ICON Family of Funds exceeds $1,000,000.
•	ICON Trustees and their immediate family members, Fund Counsel and ICON employees and their immediate family members, including parents, and siblings may also purchase Class Z shares.
The Funds reserve the right to change the criteria for investors eligible for Class Z shares.
ICON reserves the right to reimburse certain expenses of Class Z shareholders who have a significant investment, at its discretion. The reimbursement will not be paid by the Fund in any way.
Redemptions in Cash
It is possible that, in the future, conditions may exist which would, in the opinion of the Funds’ Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund’s net assets if that is less)

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in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.
Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.
SALES CHARGE
SALES CHARGE — Class A Shares
The public offering price of Class A shares of the Funds equals net asset value plus the applicable sales charge. The Distributor receives a portion of this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

			DEALER
			COMMISSION
	SALES CHARGES	SALES CHARGE AS	AS A % OF
SIZE OF TRANSACTION AT	AS A % OF	A % OF YOUR	OFFERING
OFFERING PRICE	OFFERING PRICE	INVESTMENT	PRICE
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%	0.00%	0.00%
There is no initial sales charge on purchases of $1 million or more. However, a 1% contingent deferred sales charge may apply to certain redemptions of Class A shares made within one year following the purchase of such amounts. The contingent deferred sales charge is based on the original purchase cost.
Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases not subject to sales charges consist of purchases of $1 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

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A dealer concession of up to 1% may be paid by a Fund under its Class A shares 12b-1 Plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.
SALES CHARGE WAIVERS
The Distributor may waive sales charges for the purchase of Class A and Class C shares made within 1 year of purchase of the Funds by or on behalf of (1) employees and retired employees (including the spouse, children under the age of 21 and grandchildren under the age of 21 (“Family Members”) of employees and retired employees) of ICON and its affiliates, (2) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the Family Members of such individuals), (3) investment advisers or financial planners that are authorized to sell shares of the Funds, and their employees, and (4) (and the Family Members of such individuals), (4) companies exchanging securities with a Fund through a merger, acquisition or exchange offer, (5) accounts managed by ICON and its affiliates, (6) ICON and its affiliates, (7) an individual or entity with a substantial business relationship with ICON or its affiliates. To receive a sales charge waiver in conjunction with any of the above categories, investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

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SALES CHARGE REDUCTIONS
An investor may qualify for reduced initial sales charges under the privileges as set forth below. An investor may include the investments of Family Members to qualify for a reduced sales charge pursuant to such privileges. Upon the request to include a Family Member’s investments for the purpose of qualifying for a reduced sales charge, the investor will be asked for information regarding the Family Member (including the Family Member’s Social Security number).
Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A shares of two or more ICON Funds. For example, if an investor concurrently purchases Class A shares in one of the Funds at the total public offering price of $75,000 and Class A shares in another Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s Family Members and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.
Letter of Intent. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). At your request, purchases of Class A shares made during the previous 90 days may be included in calculating the Letter of Intent amount. A Letter of Intent may include the purchases of the investor’s Family Members.
A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. Generally, Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. If the proceeds from this redemption are inadequate, the investor will be liable to the Distributor for the balance still outstanding. Dividends on escrowed Class A shares, whether paid in cash or reinvested in additional Class A shares, are not subject to escrow. The escrowed Class A shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. The dealer assigned to an account at the time of each purchase made

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during the 13-month period will receive an appropriate commission adjustment. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.
The Letter of Intent may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Letter of Intent, except that the 13-month period during which purchases must be made will remain the same. Accordingly, the sales charge paid on investments made 90 days prior to the revised Letter of Intent will be adjusted to reflect the revised Letter of Intent.
The Letter of Intent will be considered completed if the investor dies within the 13-month period. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the investor’s death.
For further information about Letters of Intent, interested investors should contact the Trust at 1-800-764-0442. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.
Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Funds then being purchased plus (b) an amount equal to the greater of the then current net asset value of the “purchaser’s combined holdings” of all Class A shares of the Funds or the amount of the original investment less any withdrawals. The “purchaser’s combined holdings” described above shall include the combined Class A share holdings of the purchaser, the purchaser’s Family Members and the purchaser’s retirement plan accounts. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.
Aggregating Accounts. Class A share investments which qualify for aggregation include those made by an investor and such investor’s Family Members, if all parties are purchasing shares for their own accounts and/or the following other accounts:
•	individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;
•	business accounts solely controlled by the investor or the investor’s Family Members

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•	trust accounts established by the investor or the investor’s Family Members (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);
•	endowments or foundations established and controlled by the investor or the investor’s Family Members; or
Individual Class A purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:
•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;
•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.
Class A purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Reinstatement Privilege (Class A only)
The Prospectus for Class A shares describes redeeming shareholders’ reinstatement privileges. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 90 days after the redemption. The reinstatement or exchange will be made at the net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or the nearest full share if fractional shares are not purchased.
Even though an account is reinstated, the redemption will constitute a sale for federal tax purposes. Investors who reinstate their accounts by purchasing shares of the funds should consult their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of redemption.

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Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge (CDSC) of 1% applicable to redemptions of Class A shares made within one year following purchases of $1 million or more without an initial sales charge and the 1% CDSC (0.85% in the case of ICON Bond Fund) applicable to redemptions of Class C shares made within one year of purchase may be waived in the following circumstances:
•	Redemptions due to death or post purchase disability of a shareholder (accounts registered in the names of trusts and other entities are generally excluded). With respect to joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust documents.
Class A shares only
•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

•	Redemptions in Class A shares that are subject to a contingent deferred sales charge and are withdrawn through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 10% of the value of an account (including Class A shares in all ICON Funds) annually (the “10% limit”). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 10% limit, as applicable. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 10% limit, as applicable. In the case of a systematic withdrawal plan, the 10% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may

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vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
In the case of Class C shares only
The following types of transactions, if together they do not exceed 12% in the case of Class C shares of the value of the account annually:
•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

•	Redemptions through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 12% of the value of an account annually (the “12% limit”). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 12% limit. In the case of a systematic withdrawal plan, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
When an exchange is made from Class A or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. In addition, if a Class C shareholder of another ICON Fund exchanges into the Class C shares of the ICON Bond Fund and subsequently redeems within one-year of the initial purchase, they will be subject to the 1% CDSC applicable to the initial fund in which they purchased. Conversely, if a Class C shareholder of the ICON Bond Fund exchanges into Class C shares of another ICON Fund and subsequently redeems within the first year of their initial purchase, the shareholder will be assessed a CDSC of 0.85%.

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PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION
SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS
ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund’s portfolio transactions effected through another broker/dealer (i.e. by using “step-outs”), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transactions to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds’ portfolio securities transactions does not consider or take into account information about the broker/dealers’ promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.
BEST EXECUTION
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.
Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

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SOFT DOLLAR TRANSACTIONS
Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a “safe harbor” to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term “broker” includes such a dealer, and the term “brokerage” or “brokerage services” includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.
The types of research services and products provided include, without limitation:
•	earnings information and estimates
•	stock quote systems
•	trading systems
•	trading measurement services
•	data feeds from stock exchanges
•	software programs
Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a “mixed use”). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.
ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.
ICON may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage

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commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.
As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2009 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.
TRADE ALLOCATION
A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.
BROKERAGE COMMISSIONS
Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.
The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the “markup” it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2009, 2008 and 2007.

Fund	2009	2008	2007
ICON Bond Fund	$7,785	$0	$0
ICON Core Equity Fund	$593,360	$513,669	$438,285
ICON Equity Income Fund	$431,280	$352,603	$346,215
ICON Long/Short Fund	$366,339	$860,629	$644,585
ICON Risk-Managed Equity Fund	$632,253	$479,601	$338,649

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The aggregate amount of transactions during the fiscal year ended September 30, 2009 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:
Brokerage Commissions on Agency Transactions

	Total Agency	Commissions Paid on
Fund	Transactions	Transactions
ICON Bond Fund	N/A	N/A
ICON Core Equity Fund	$73,100,086	$123,133
ICON Equity Income Fund	$37,212,078	$76,435
ICON Long/Short Fund	$30,076,222	$41,439
ICON Risk-Managed Equity Fund	$32,385,703	$42,345
During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.
During the fiscal year ended September 30, 2009, certain of the Funds held securities of their regular brokers or dealers as follows:

Fund	Broker	Value as of 9/30/09
ICON Bond Fund	Goldman Sachs	$3,415,755
	JPMorgan Chase	$2,949,810
	Merrill Lynch	$2,373,849
ICON Core Equity Fund	Goldman Sachs	$2,083,155
	JPMorgan Chase	$955,276
ICON Long/Short Fund	Goldman Sachs	$405,570
ICON Risk-Managed Equity Fund	Goldman Sachs	$1,364,190
	JPMorgan Chase	$823,816
CAPITAL STOCK
The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not

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adversely affect the rights of the holders of the initial or previously established and designated class or classes.
The following sets forth as of December 31, 2009 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund’s issued and outstanding shares:

		Percentage
		of the Fund
Name and Address of Record Owner	Fund Name	Owned
Ameritrade, Inc.	ICON Long/Short Fund — Class I	6.43%
P.O. Box 2226 Omaha, NE 68103-2226

Charles Schwab & Company, Inc.	ICON Equity Income Fund — Class I	5.34%
101 Montgomery Street	ICON Long/Short Fund — Class I	22.21%
San Francisco, CA 94104-4151	ICON Risk-Managed Equity Fund — Class C	5.03%

First Clearing, LLC	ICON Core Equity Fund — Class A	5.35%
A/C 2836-4875 Geralynn Rita Hall 3438 Saint Martin Lane Saint Ann, MO 63074-2611

Nancy Mitchell Peterson Trust	ICON Risk-Managed Equity Fund — Class C	8.02%
Nancy M. Peterson Revocable Trust	ICON Risk-Managed Equity Fund — Class C	6.27%
P.O. Box 835 Shady Side, MD 20764-0835

NFS, LLC	ICON Risk-Managed Equity Fund — Class A	8.01%
FEBO Betty D. Bernsdorf, Trustee Betty Bernsdorf Trust 4625 Knightsbridge, #6005 Columbus, OH 43214-4350

Oppenheimer & Co.	ICON Equity Income Fund — Class A	7.34%
FBO Geoffry & Lawrence Livingston JTWROS c/o IFAD Via Paolo Di Dono 44 00142 Rome, Italy

Oppenheimer & Co, Inc.	ICON Equity Income Fund — Class A	6.18%
FBO Ilana Berger Glazer & Samuel Berger, Trustees Ilana Berger Glazer Trust 13 Woodward Court Reisterstown, MD 21136-1835

Pershing LLC	ICON Core Equity Fund — Class A	6.54%
P.O. Box 2052	ICON Equity Income Fund — Class C	6.57%
Jersey City, NJ 07303-2052	ICON Equity Income Fund — Class A	7.58%
	ICON Risk-Managed Equity Fund — Class A	5.13%

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		Percentage
		of the Fund
Name and Address of Record Owner	Fund Name	Owned
Raymond James & Associates, Inc.	ICON Long/Short Fund — Class A	15.21%
FBO Ellen H. Hardymon 2000 Bethel Road, Suite D Columbus, OH 43220-5810

Raymond James & Associates, Inc.	ICON Long/Short Fund — Class A	7.61%
FBO Thomas F. Havens 2000 Bethel Road, Suite D Columbus, OH 43220-5810

State Street Bank & Trust	ICON Equity Income Fund — Class A	9.29%
FBO IRA R/O Jerilyn A. Baskett 26 Township Line Road, Apt. C-46 Elkins Park, PA 19027-2243

State Street Bank & Trust	ICON Equity Income Fund — Class C	5.02%
FBO IRA Robert J. Schultz 108 Beechwood Lane Oak Ridge, TN 37830-7867

TD Ameritrade Trust Company	ICON Core Equity Fund — Class Z	54.72%
P.O. Box 17748	ICON Equity Income Fund — Class Z	44.66%
Denver, CO 80217-0748	ICON Long/Short Fund — Class Z	93.39%
	ICON Risk-Managed Equity Fund — Class Z	95.70%

Trust Company of America	ICON Bond Fund — Class I	53.89%
P.O. Box 6503	ICON Core Equity Fund — Class I	43.45%
Englewood, CO 80155-6503	ICON Equity Income Fund — Class I	46.99%
	ICON Long/Short Fund — Class I	9.22%
	ICON Risk-Managed Equity Fund — Class I	49.06%

UBS Financial Services, Inc.	ICON Equity Income Fund — Class A	7.79%
FBO Marguerite H. Arnold, Trustee Margaret E. McCarthy Revocable Trust 18660 Ocean Mist Drive Boca Raton, FL 33498-4908

UMB Bank, N.A.	ICON Equity Income Fund — Class C	5.57%
FBO Sheldon Golub 118 Linda Vista Sedona, AZ 86336-5068

Vallee & Co.	ICON Core Equity Fund — Class Z	44.20%
c/o Marshall & Isley Trust Company 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3638

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		Percentage
		of the Fund
Name and Address of Record Owner	Fund Name	Owned
Craig T. Callahan & Linda P. Callahan	ICON Bond Fund — Class Z	98.23%
JTWROS 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

Richard M. Sentel & Donna M. Sentel	ICON Equity Income Fund — Class Z	27.13%
JTWROS 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

Michael Sentel POA for Billie G.	ICON Equity Income Fund — Class Z	19.78%
Sentel & Maxine J. Sentel JTWROS 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

Donna M. Sentel & Richard M. Sentel	ICON Equity Income Fund — Class Z	6.89%
JTWROS 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111
The broker-dealers and/or trust company custodians indicated hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of December 31, 2009.
There are ICON clients that are invested in the Funds through ICON’s mutual fund allocation programs (“MFAPs”). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds’ shares is governed by the conflict of interest provisions in ICON’s Proxy Voting Policy Statement and Guidelines.
Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50%

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of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.
PRICING OF SHARES
The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4 p.m. EST) (the “Valuation Time”) on each day the NYSE is open for trading, except that securities traded primarily on the NASDAQ are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally values at 4:15 p.m. EST. The NYSE is not open for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds’ foreign securities holdings on such days may affect the value of the Funds’ shares on days when shareholders will not be able to purchase, exchange or redeem shares.
The net asset value per each class of a Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that class, less the Fund’s liabilities (including accrued expenses) attributable to that class, by the number of outstanding shares of that class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of shares, the per share net asset value of each class will differ.
Domestic Equities. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.
Foreign Securities. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the

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security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.
Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert foreign currencies to U.S. dollars.
Debt Instruments. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows: (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.
Securities for Which Market Quotations are not Available. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.
Pricing Services. The Board periodically reviews and approves the pricing services used to value the Funds’ securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.
Options. Option contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.

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TAX STATUS
TAXATION OF THE FUNDS — IN GENERAL
Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year (“investment company taxable income”). The Funds intend to distribute substantially all of such income.
To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from qualified publicly traded partnerships (the “90% test”), and (2) satisfy certain tax diversification requirements at the close of each quarter of the Fund’s taxable year.
If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.
The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of that year and (3) any portion (not taxable to the Fund) of the respective undistributed balance from the preceding calendar year. The Funds intend to make distributions necessary to avoid imposition of this excise tax.
The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules

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may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.
TAXATION OF THE FUNDS’ INVESTMENTS
A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in their income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.
When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.
Some futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a

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related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
TAXATION OF SHAREHOLDERS
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January.
Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.
All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. The Jobs and Growth Tax Relief Reconciliation Act of 2003 will expire in 2010. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.
Distributions by a Fund will result in a reduction in the net asset value of its shares. If a distribution reduces the fair market value of a shareholder’s shares below their cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund’s shares just prior to a distribution thus may receive a return of capital upon distribution that will nevertheless be taxable to them.

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A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the long-term capital gain distribution.
A Fund may be required to withhold federal income tax at the rate of 28% (through 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the “IRS”) that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
OTHER TAX CONSIDERATIONS
Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder’s particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.
If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal income tax purposes (“PFIC”) and the Fund does not elect to treat the PFIC as a “qualified electing fund” within the meaning of the Code or mark the shares to market, the Fund would be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund

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would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, excluding investments in commodities, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.
Generally, the hedging transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.
The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Requirements related to a Fund’s status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.
Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments

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denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.
Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, “foreign taxes”). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It can be difficult to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. If this election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.
ADDITIONAL INFORMATION
TRUST SHARES
The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

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Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.
The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.
On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the

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terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.
REGISTRATION STATEMENT
A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

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APPENDIX
Ratings of Corporate Bonds
     Guidelines for Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.
     The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively. Moody’s applies the numerical modifiers 1, 2 and 3 to the rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category. S&P modifies the ratings with the addition of a plus (+) or minus (-) sign to show relation standing within the major ratings category.
Moody’s. The characteristics of these debt obligations rated by Moody’s are generally as follows:
     Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
     A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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     Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Standard & Poor’s. The characteristics of these debt obligations rated by S&P are generally as follows:
     AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
     AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
     A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
     BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.
     BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
     B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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Ratings of Preferred Stock
Moody’s. The characteristics of these securities rated by Moody’s are generally as follows:
     “aaa” — An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
     “aa” — An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
     “a” — An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
     “baa” — An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
     “ba” — An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
     “b” — An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
     Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s. The characteristics of these securities rated by S&P are generally as follows:
     AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

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     AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.
     A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
     BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.
     BB, B — Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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STATEMENT OF ADDITIONAL INFORMATION
January 25, 2010
This Statement of Additional Information (“SAI”) relates to the following investment portfolios of ICON Funds (the “Trust”):

ICON CONSUMER DISCRETIONARY FUND	ICCCX
ICON ENERGY FUND	ICENX
ICON FINANCIAL FUND	ICFSX
ICON HEALTHCARE FUND	ICHCX
ICON INDUSTRIALS FUND	ICTRX
ICON INFORMATION TECHNOLOGY FUND	ICTEX
ICON LEISURE AND CONSUMER STAPLES FUND	ICLEX
ICON MATERIALS FUND	ICBMX
ICON TELECOMMUNICATION & UTILITIES FUND	ICTUX

	CLASS S	CLASS I	CLASS C	CLASS Z	CLASS A	CLASS Q
ICON ASIA-PACIFIC REGION FUND	ICARX	ICPIX	ICPCX	ICPZX	IPCAX	N/A

ICON EUROPE FUND	ICSEX	ICUIX	ICUCX	ICUZX	IERAX	N/A

ICON INTERNATIONAL EQUITY FUND	ICESX	IIQIX	IIQCX	ICEQX	IIQAX	ICEQX
This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, dated January 25, 2010, as they may be amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses, semiannual and annual reports, please call us at 1-800-764-0442, visit www.iconfunds.com or write to P.O. Box 55452, Boston, MA 02205-8165.
FINANCIAL STATEMENTS
The Trust’s audited financial statements and accompanying notes for the fiscal year ended September 30, 2009, and the reports of PricewaterhouseCoopers LLP (“PwC”) with respect to such financial statements, appear in the Trusts’ 2009

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annual reports and are incorporated by reference in this SAI. The Trust’s annual reports contain additional performance information and are available at www.iconfunds.com or without charge by contacting the Trust’s shareholder servicing agent at the telephone number or address above.

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TRUST SHARES	84
REGISTRATION STATEMENT	85
APPENDIX	86
RATINGS OF CORPORATE BONDS	86
RATINGS OF PREFERRED STOCK	88
RATINGS OF COMMERCIAL PAPER	89

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ICON FUNDS
ICON Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end investment management company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996.
The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are the “Sector Funds”. The ICON Asia — Pacific Region Fund and the ICON Europe Fund are the “Region Funds”. The Region Funds and the ICON International Equity Fund are the “International Funds”. The Sector Funds and International Funds (each a “Fund” and collectively the “Funds”) are series of the Trust. There are 5 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.
The Sector Funds and Region Funds are non-diversified portfolios. This means that, with respect to at least 50% of a Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The ICON International Equity Fund is a diversified portfolio. This means that the limits described above apply to 75% of that Fund’s total assets. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.
ICON Advisers, Inc. (“ICON” or “Adviser”) serves as each Fund’s investment adviser.
ICON Distributors, Inc. (“Distributor” or “IDI”) is the Distributor of each Fund’s shares.

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INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund’s outstanding voting shares. The investment objective of each of the Funds is set forth below:

Fund	Investment Objective
ICON Consumer Discretionary Fund	Long-term capital appreciation
ICON Energy Fund	Long-term capital appreciation
ICON Financial Fund	Long-term capital appreciation
ICON Healthcare Fund	Long-term capital appreciation
ICON Industrials Fund	Long-term capital appreciation
ICON Information Technology Fund	Long-term capital appreciation
ICON Leisure and Consumer Staples Fund	Long-term capital appreciation
ICON Materials Fund	Long-term capital appreciation
ICON Telecommunication & Utilities	Long-term capital appreciation
ICON Asia-Pacific Region Fund	Long-term capital appreciation
ICON Europe Fund	Long-term capital appreciation
ICON International Equity Fund	Long-term capital appreciation
The Sector Funds will not change their strategies of normally investing at least 80% of a Fund’s net assets, plus any borrowings for investment purposes, in equity securities of companies in a particular sector without providing Sector Fund shareholders at least 60 days’ advance notice. The Region Funds will not change their strategy of investing at least 80% of a Fund’s net assets, plus any borrowings for investment purposes, in foreign equity securities of a particular region without providing Region Fund shareholders at least 60 days’ advance notice. The ICON International Equity Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States without providing International Equity Fund shareholders at least 60 days’ advance notice.
In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of a Fund.

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FUNDAMENTAL INVESTMENT RESTRICTIONS
No Fund may:
1. Issue any senior security, except as permitted under the 1940 Act.
2. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets.
3. Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.
4. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).
5. Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.
6. Lend its assets, except that purchases of debt securities in furtherance of the Fund’s investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund’s net assets.
7. Each Fund (except the International Equity Fund) is a sector (or region) fund and concentrates its investments in the industries or groups of industries included within the sector(s) in which the Fund invests.
As to the ICON International Equity Fund:
8. With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.
9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would

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be invested in the securities of companies whose principal business activities are in the same industry.
In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet Research Systems, Inc., Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:
No Fund may:
1. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.
2. Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.
3. Invest in companies for the purpose of exercising control of management.
4. Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.
5. Invest more than 15% of its net assets in illiquid securities.
6. Invest in oil, gas or other mineral leases.
7. In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund’s assets.

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Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.
As to the Funds other than the ICON International Equity Fund:
8. Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.
In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
AND RISK CONSIDERATIONS
The prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.
PORTFOLIO TURNOVER
During the fiscal years ended September 30, 2009 and 2008, respectively, the portfolio turnover rate for each of the Funds was as follows:

Fund	2009	2008
ICON Consumer Discretionary Fund	200.23%	218.32%
ICON Energy Fund	186.47%	119.87%
ICON Financial Fund	194.00%	220.83%
ICON Healthcare Fund	105.75%	61.44%
ICON Industrials Fund	96.24%	143.40%
ICON Information Technology Fund	89.87%	171.22%
ICON Leisure and Consumer Staples Fund	134.29%	132.40%
ICON Materials Fund	134.88%	111.26%
ICON Telecommunication & Utilities Fund	90.27%	102.65%
ICON Asia-Pacific Region Fund	171.05%	168.42%
ICON Europe Fund	129.97%	181.83%
ICON International Equity Fund	182.73%	188.73%

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The changes in portfolio turnover rates for the fiscal year ended 2009 as compared to 2008 was due in part to market conditions and rotations into and out of the various Funds by outside advisers and ICON pursuant to asset allocation programs.
A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON’s control, and because of sector or theme rotations in and out of various Funds by ICON and shareholders.
Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. In addition, sector or theme rotations in and out of various Funds by ICON and other advisers may increase brokerage costs.
EQUITY SECURITIES
Each Fund may invest in equity securities including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.
Preferred Stock
Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

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Rights and Warrants
Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.
Convertible Securities
The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.
A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the

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combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.
The Funds may purchase investment grade, non investment grade, speculative and highly speculative convertible securities and preferred stocks rated by a nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”). The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)
The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds’ investment policies.
The Funds’ investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.
DEBT SECURITIES
All of the Funds may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. The Funds will only invest in

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corporate debt securities rated upper medium grade or higher by S&P or Moody’s.
Moody’s and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.
Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.
Commercial Paper and Other Cash Equivalents
Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.
A Fund may also acquire certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term obligation of a bank. A banker’s acceptance is

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a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.
Government Securities
U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (“Ginnie Mae”) pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (“FFCB”), the Federal Agricultural Mortgage Corporation (“Farmer Mac”), the Federal Home Loan Bank System (“FHLB”), the Financing Corporation (“FICO”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), the Student Loan Marketing Association (“Sallie Mae”), the Tennessee Valley Authority (“TVA”) and the U.S. Small Business Administration (“SBA”). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.
All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund’s distribution obligations.
REPURCHASE AGREEMENTS
A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian

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bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.
Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds’ limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks — Securities That Are Not Readily Marketable.” The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.
CASH SWEEP PROGRAM
Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund’s uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.
DERIVATIVE INSTRUMENTS
The Funds may use certain derivatives — instruments whose value is derived from an underlying security, index or other instrument.
Options on Securities
Each of the Funds may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund’s total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund’s securities subject to outstanding call options would exceed 100% of the value of the Fund’s total assets.
An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the “writer” of the option). Options generally have standardized terms, including the exercise price and expiration time. Option

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contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.
The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the “OCC”), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.
Purchasing Put Options. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.
By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the “strike” price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
Purchasing Call Options. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

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The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s “strike” price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.
Writing (Selling) Options. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.
When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.
So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

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The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.
Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the “strike” price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the “strike” price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.
If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Selling (or Writing) Covered Call Options. Each Fund may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option’s strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.
Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the “strike” price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer

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must be prepared to deliver the underlying instrument in return for the “strike” price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.
So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.
The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.
Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one “strike” price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Other Information Related to Options Trading. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of

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options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.
There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.
The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock’s recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund’s overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser’s strategy in terms of stock selection.
The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.
Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Options on Securities Indexes
All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by

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assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer in cash a fixed multiple (the “Multiple”) of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes may also permit greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. If such transactions are used as a hedging activity, they may not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.
When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.
The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be

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incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.
Over-the-Counter (“OTC”) Options
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.
Futures Contracts
All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market. The CFTC has eliminated limitations on futures trading by certain regulated entities including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that a claim to be excluded from regulation as a commodity pool operator is made. ICON Advisers, the adviser to the Funds, does not believe it, or any Funds, are a “commodity pool operator,” under the law. However, it has filed for an exemption as a registered investment company. In doing so it has agreed to operate the Funds in such a manner to warrant the exclusion from the registration as a commodity pool operator.
Futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

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The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund’s net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.
Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.
The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.
The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON’s investment judgment were incorrect, a Fund’s overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund’s portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund’s futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities

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market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund’s current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund’s futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund’s other investments.
To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund’s assets that are at risk in options or futures contracts.

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Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund’s position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract or option.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures or options positions also could be impaired.
Options on Futures Contracts
All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option

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is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.
The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See “Options on Securities” above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund’s portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.
Risk Factors of Investing in Futures and Options
The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile.

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Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.
A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.
Cover
Transactions using options and futures contracts (“Financial Instruments”), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other obligations.
Forward Contracts
Please see the discussion regarding forward contracts in the ‘Foreign Currency Transactions’ section of this SAI.

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Leveraging
Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.
Correlation of Price Changes
There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.
FOREIGN SECURITIES AND DEPOSITARY RECEIPTS
Each International Fund primarily invests in foreign securities. The Sector Funds may invest up to 20% of their net assets in foreign securities not traded in the United States. The term “foreign securities” refers to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.
Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

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Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.
Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.
In addition, the International Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal.
Foreign Currency Transactions
Investment in foreign securities will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.
A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps to settle investment transactions, to try to minimize currency risks, and to seek enhanced returns.

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All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.
A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.
A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received. Regarding forward currency contracts, these types of transactions are often referred to as “transactional hedges.”
A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain. Regarding forward currency contracts, these types of transactions are often referred to as “positional hedges.”
A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund’s limitation on investing in illiquid securities.

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A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked securities.
A Fund will not enter into a currency transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency at the time the transaction is executed. If the assets denominated in that currency are sold, the general rule would be to reduce the exposure of the forward contract; however, the Investment Committee Member has the discretion on the timing of the unwinding of the contract. The Fund will designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitment.
On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.
A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing

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of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.
The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.
Depositary Receipts
Each Fund may invest in American Depositary Receipts (“ADRs”), which are securities typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts (“EDRs”) are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A “sponsored” facility is established jointly by the issuer of the security underlying the receipt and a depositary. An “unsponsored” facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.
Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

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SECURITIES THAT ARE NOT READILY MARKETABLE
As discussed in the prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.
Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called “Rule 144A” securities (see discussion below).
A Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.
The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Rule 144A Securities
In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

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Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.
The ICON Funds Board of Trustees (“Board”) has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds’ limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON’s quarterly review.
WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES
The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

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BORROWING/OVERDRAFTS
A Fund may borrow money from time to time due to timing differences in the settlement of money from security and shareholder transactions. Interest on borrowings will reduce a Fund’s income. See “Investment Restrictions” above for each Fund’s limitation on borrowing.
SECURITIES OF OTHER INVESTMENT COMPANIES
Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.
Securities of other investment companies that may be purchased by the Funds include exchange-traded funds (“ETFs”). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.
SECURITIES LENDING
The Funds may lend their portfolio securities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy.
All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash collateral in the Invesco AIM Liquid Assets Portfolio, which operates in accordance with Rule 2a-7 of the 1940 Act relating to money market funds, which is subject to its own

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set of risks. The Funds intend to change the lending agent to State Street Bank & Trust (“State Street”) effective April 1, 2010.
OTHER INVESTMENTS
Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.
TRUSTEES AND OFFICERS
BOARD OF TRUSTEES
The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The primary responsibility of the Board is to oversee management of the Funds for the benefit of Fund shareholders. The Board’s Trustees (“Trustees”), their ages and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign, or are not reelected.

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				Principal
	Position(s)	Year	Number of	Occupation(s)
	Held With	Joined	Funds	During the Past Five	Other Directorships
Name and Age	ICON Funds	Board	Overseen	Years	Held
INDEPENDENT TRUSTEES

Glen F. Bergert Age: 59	Lead Independent Trustee; Chairman of Audit Committee; Nominating Committee Member.	1999	All 17 ICON Funds.	President, Venture Capital Management LLC (1997 to present); General Partner, SOGNO Partners LP, a venture capital company (2001 to present); General Partner, Chamois Partners, LP, a venture capital company (2004 to present); General Partner of Bergert Properties, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate developing company (1998 to present).	Director, Herre Bros, Inc., a contracting company (1998 to present); Director of Delta Dental of California, an insurance company (2006 to present); Director, Delta Dental of Pennsylvania, an insurance company (1998 to 2002 and 2003 to 2009); Director, Delta Reinsurance Corporation (2000 to 2002 and 2003 to 2009).

John C. Pomeroy, Jr. Age 62	Trustee; Audit Committee Member; Primary Board Representative of Valuation Committee; Nominating Committee Member.	2002	All 17 ICON Funds.	Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present); Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).	None.

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				Principal
	Position(s)	Year	Number of	Occupation(s)
	Held With	Joined	Funds	During the Past Five	Other Directorships
Name and Age	ICON Funds	Board	Overseen	Years	Held
Gregory Kellam Scott Age: 61	Trustee; Audit Committee Member; Nominating Committee Member.	2002	All 17 ICON Funds.	Assistant to the President for Diversity and Community Relations of Ivy Tech Community College (2008 to present); Executive Director of Indiana Civil Rights Commission (2005-2008); Senior Vice President – Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology based manufacturing company (2002 to 2004); Vice President and General Counsel, Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002); Justice, Colorado Supreme Court (1993 to 2000).	Member – National Board of Directors, Constituency for Africa (1997 to 2007); Member – U.S. State Department’s Commission on the African Judiciary (2006 to present).

R. Michael Sentel Age: 61	Trustee; Audit Committee Member; Secondary Board Representative of Valuation Committee; Nominating Committee Member.	1996	All 17 ICON Funds.	Senior Attorney for U.S. Department of Education (1996 to present); engaged in private practice of securities and corporate law (1981 to present); SEC Enforcement Branch Chief (1980 – 1981).	None.

INTERESTED TRUSTEE
Craig T. Callahan* Age 58	Chairman of the Board and Trustee.	1996	All 17 ICON Funds.	President (1998 to present), Chairman of the Investment Committee (2005 to present), and Chief investment Officer (1991 to 2004) of	None.

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Principal
	Position(s)	Year	Number of	Occupation(s)
	Held With	Joined	Funds	During the Past Five	Other Directorships
Name and Age	ICON Funds	Board	Overseen	Years	Held
ICON Advisers, Inc.; President (1998 to 2005), Executive Vice President (2005 to present) and Director (1991 to present) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.

*	Dr. Callahan is considered to be an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds’ Adviser and Distributor.
COMMITTEES
The committees of the Board are the Audit Committee, Valuation Committee and Nominating Committee.
Audit Committee. The Audit Committee is responsible for overseeing the Trusts’ accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust’s independent registered public accountants; and acts as a liaison between the Trust’s independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Audit Committee members are Glen Bergert, Chairman; Gregory K. Scott; John Pomeroy and Michael Sentel. During the fiscal year ended September 30, 2009, the Audit Committee met two times.
Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed entirely of Independent Trustees and Adviser

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representatives. John Pomeroy is the Primary Board Representative on the Valuation Committee, and Michael Sentel is the Secondary Board Representative. During the fiscal year ended September 30, 2009, the Valuation Committee met and its members acted on various valuation matters via telephone in excess of 32 times.
Nominating Committee. The Nominating Committee is responsible for the nomination of candidates for election to the Board. The Nominating Committee is composed of all of the Independent Trustees. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee’s resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2009, the Nominating Committee did not meet.
BENEFICAL OWNERSHIP OF SECURITIES
The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all ICON Funds, owned by each Trustee as of December 31, 2009.

Name of Trustee
	Independent Trustees				Interested Trustee
Name of Fund	Glen F. Bergert	John C. Pomeroy, Jr.	Gregory Kellam Scott	R. Michael Sentel	Craig T. Callahan
Consumer Discretionary Fund	A	A	A	A	A
Energy Fund	C	A	A	A	B
Financial Fund	A	A	A	A	B
Healthcare Fund	A	A	A	A	B
Industrials Fund	A	A	A	A	B
Information Technology Fund	A	A	A	A	C
Leisure and Consumer Staples Fund	A	A	A	A	A
Materials Fund	A	A	A	A	B
Telecommunications and Utilities Fund	A	A	A	A	B
Asia—Pacific Region Fund	C	B	A	A	B
Europe Fund	C	A	A	A	C

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Name of Trustee
	Independent Trustees				Interested Trustee
Name of Fund	Glen F. Bergert	John C. Pomeroy, Jr.	Gregory Kellam Scott	R. Michael Sentel	Craig T. Callahan
International Equity Fund	A	A	A	A	D
All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	E	B	A	A	E
Dollar Range of Equity Securities
A= none
B= $1-$10,000
C= $10,001-$50,000
D= $50,001-$100,000
E= over $100,000
None of the Trustees, other than Dr. Callahan, owned securities of ICON, ICON Distributors, Inc. or their affiliates as of December 31, 2009. As of December 31, 2009, the Trustees and Officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.
TRUSTEE COMPENSATION
Each Independent Trustee receives a retainer and a per meeting fee. As determined by the Trustees, effective January 1, 2009, ICON Funds pays each Independent Trustee a $24,000 per year retainer. Each Independent Trustee receives a full Board meeting fee of $3,500 and a Committee meeting fee of $750 per meeting. Additionally, each Independent Trustee will receive a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Chairman of the Audit Committee and Lead Independent Trustee receives an additional total fee of $6,000 per year and the Chairman of the Valuation Committee receives $1,750 per year. Annual Board fees may be reviewed periodically and changed by the Board. Dr. Callahan, as an “interested person” of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangements pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.
The table below includes certain information relating to the compensation of ICON Funds’ Trustees for the fiscal year ended September 30, 2009.

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Compensation Table

Aggregate Compensation From ICON Funds*
Name of Person and Position	(17 Funds Total)
Interested Trustee:

Craig T. Callahan, Chairman	None

Independent Trustees:

Glen F. Bergert	$47,500

John C. Pomeroy, Jr.	$43,063

Gregory Kellam Scott	$41,250

R. Michael Sentel	$41,250

TOTAL	$173,063

*	The Trustees are also Trustees of the five other ICON Funds (ICON Bond Fund, ICON Core Equity Fund, ICON Income Opportunity Fund, ICON Equity Income Fund and ICON Long/Short Fund).
TRUST OFFICERS
The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than the Chief Compliance Officer) receive no direct compensation from the Trust or the Funds for their services as Officers.
The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

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Position Held with Fund
	and Length of Time	Principal Occupation
Name and Age	Served	During Past Five Years
Craig T. Callahan Age: 58	President and Chairman of the Trust since its inception in 1996.	President (1998 to present), Chairman of the Investment Committee (2005 to present), and Chief investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to 2005), Executive Vice President (2005 to present) and Director (1991 to present) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.

Erik L. Jonson Age: 60	Vice President, Principal Financial Officer and Treasurer of the Trust since its inception in 1996.	Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer (1998 to 2002) and Vice President (2002 to 2004) of IDI; and, Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to 2009).

Donald Salcito Age: 57	Vice President and Secretary (2005 to present) of the Trust.	Executive Vice President, General Counsel, and Secretary (September 2005 to present) of ICON Advisers, Inc.; Director and General Counsel (2005 to present) of IM&R; Executive Vice President, Secretary, General Counsel (2005 to present) and Chief Compliance Officer (2005 to 2007) of ICON Distributors, Inc.; Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to 2009). Previously he was a Partner in the law firm of Perkins Coie, LLP (2000-2005).

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Position Held with Fund
	and Length of Time	Principal Occupation
Name and Age	Served	During Past Five Years
Brian Harding Age 31	Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (2008 to present).	Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

Jessica Seidlitz Age: 31	Assistant Treasurer of the Trust (2007 to present).	Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously she was a Senior Associate/Associate at PricewaterhouseCoopers LLP (2001 to 2004).

Christopher Ambruso Age: 29	Assistant Secretary of the Trust (2008 to present).	Staff Attorney of ICON Advisers, Inc. (2007 to present).
The Trustees and Officers may be contacted at the Trust’s address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.
INVESTMENT COMMITTEE MEMBER ACCOUNTS AND OTHER INFORMATION
Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Investment Committee Members”). Investment Committee Members perform functions equivalent to those of portfolio managers at other investment advisory firms. All asset information is as of September 30, 2009.
Management of Other Accounts. The table below shows the number of other accounts managed by each Investment Committee Member and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance based fees.

Other Accounts Managed
Other Registered
	Investment	Other Pooled
Name of Investment	Companies (“RICs”)	Investment Vehicles	Other Accounts and
Committee member	and Assets	(“PIVs”) and Assets	Assets
Robert Straus	2; 182,949,225	2; 20,623,290	7315; 514,774,213
Derek Rollingson	2; 222,501,664	1; 12,570,310	7315; 514,774,213
Scott Snyder	None	None	7315; 514,774,213
Todd Burchett	3; 279,728,427	1; 12,570,310	7315; 514,774,213
Zach Jonson	3; 240,175,988	2; 20,623,290	7323; 610,365,048
Scott Callahan	None	None	7315; 514,774,213
Mick Kuehn	None	None	7327; 612,292,533

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Compensation. Each Investment Committee Member receives compensation in connection with his management of the Fund and other accounts identified above which includes: (1) base salary and (2) a bonus. All forms of compensation for each Investment Committee Member are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts.
The compensation is a fixed salary established by the Adviser’s executive committee. The executive committee also grants bonuses based on, among other factors, investment performance, the ability to attract assets, and the value of assets held in the Funds’ portfolios.
Potential Conflicts of Interest. As reflected above, many of the Investment Committee Members manage accounts in addition to the Funds. An Investment Committee Member’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.
Certain components of the Investment Committee Members’ compensation structure may also give rise to potential conflicts of interest to the extent that an Investment Committee Member may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.
Because Investment Committee Members manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if an Investment Committee Member identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event an Investment Committee Member determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchase or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts

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based on the security’s ending target percentage as determined by the Investment Committee Member at the time of purchase.
Listed below for each Investment Committee Member is a dollar range of securities beneficially owned in the Funds managed by the Investment Committee Member, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of September 30, 2009 or as otherwise noted.

Aggregate Dollar
	Dollar Range of	Range of Equity
	Equity Securities in	Securities in All
	the Funds Managed by	Registered Investment
Name of Investment	the Investment	Companies in the ICON
Committee Member	Committee Member	Fund Family
Robert Straus	B	C
Derek Rollingson	B	D
Scott Snyder	C	C
Todd Burchett	B	C
Zach Jonson	B	B
Scott Callahan	B	B
Mick Kuehn	C	C

*	Key to dollar ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000
CERTAIN POLICIES OF THE FUNDS
CODE OF CONDUCT
The Trust, the Adviser, and the Distributor have adopted a Code of Conduct under Rule 17j-1 of the Investment Company Act of 1940 (the “Code”). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the

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Funds or the Adviser’s other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.
PROXY VOTING
The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board’s continuing oversight.
Policies and Procedures
The Adviser’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Adviser exercises and documents the Adviser’s responsibility with regard to voting of client proxies. The Adviser’s Chief Compliance Officer reviews and monitors the effectiveness of the Guidelines.
To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Glass Lewis (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. Glass Lewis issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and Glass Lewis also perform spot checks periodically to match the voting activity with available shareholder meeting information. Glass Lewis’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Adviser. The Adviser reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.
The Guidelines are maintained and implemented by Glass Lewis and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by Glass Lewis on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

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➢	Election of Directors — considering factors such as director qualifications, term of office, age limits.

➢	Proxy Contests — considering factors such as voting for nominees in contested elections and reimbursement of expenses.

➢	Election of Auditors — considering factors such as independence and reputation of the auditing firm.

➢	Proxy Contest Defenses — considering factors such as board structure and cumulative voting.

➢	Tender Offer Defenses — considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

➢	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

➢	Capital Structure — considering factors such as common stock authorization and stock distributions.

➢	Executive and Director Compensation — considering factors such as performance goals and employee stock purchase plans.

➢	State of Incorporation — considering factors such as state takeover statutes and voting on reincorporation proposals.

➢	Mergers and Corporate Restructuring — considering factors such as spin-offs and asset sales.

➢	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

➢	Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.
A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request or at www.iconfunds.com.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the ICON Funds’ shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct Glass Lewis to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Adviser will disclose to the Board the voting issues that created the conflict of interest and the manner in which Glass Lewis voted such proxies.

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Record of Proxy Voting
The Adviser, with the assistance of Glass Lewis, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442, (2) on the ICON Funds web site at www.iconfunds.com, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE POLICY
The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholders and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds’ best interests. Information related to the 10 largest portfolio holdings of each ICON Fund (“Fund”) is posted to the Trust’s website (www.iconfunds.com) within approximately 10 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.
A complete list of portfolio holdings for each Fund is made available to the general public when filed with the SEC as required.
Complete portfolio holdings are provided to the Trust’s service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON’s internal media policy. Non-standard information is disclosed subject to duties of confidentiality, including a duty not to trade on nonpublic information imposed by law and/or contract.

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Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:
▪	a written request for non-standard disclosure must be submitted to and approved in writing by either ICON’s General Counsel or Chief Compliance Officer, who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

▪	The request must relate to an appropriate business purpose; and

▪	The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information, which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.
The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust’s policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

Frequency of
Entity Name	Holdings Disclosure
Lipper, Inc.	Monthly, approximately 15 calendar days after month-end
Morningstar	Monthly, approximately 15 calendar days after month-end.
Standard & Poor’s	Monthly, approximately 5 business days after month end.
Bloomberg	Monthly, approximately 5 business days after month end.
Thompson	Quarterly, approximately 15 calendar days after month-end.
The Fund’s Board of Directors reviews this portfolio holdings disclosure policy at least annually.

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THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS
INVESTMENT ADVISER
The Trust retains ICON Advisers, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund’s investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation (“IM&R”). Dr. Callahan owns the majority of IM&R’s shares with ICON’s Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Erik Jonson and Mr. Salcito hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.
ICON retains the right to use the name “ICON” in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust’s right to use the name “ICON” automatically ceases ninety days after termination of an Advisory Agreement and may be withdrawn by ICON on ninety days written notice.
ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON’s officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Donald Salcito, Executive Vice President, General Counsel and Secretary; Carrie M. Schoffman, Vice President, Chief Operations Officer and Chief Compliance Officer; Derek N. Rollingson, Senior Vice President of Investments and Director of Research; Robert Straus, Senior Vice President of Investments and Chief Investment Officer; and Scott Snyder, Senior Vice President of Investments. The affiliations of Messrs. Callahan, Jonson and Salcito with the Trust are shown under the “Trustees and Officers” section of this SAI.
AGREEMENTS WITH THE TRUST
Investment Advisory Agreement. The Investment Advisory Agreement (“Advisory Agreement”) between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

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As compensation for its management services, each Sector Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:
1.00% on the first $500 million
0.950% on the next $250 million
0.925% on the next $750 million
0.900% on the next $3.5 billion
0.875% on assets over $5 billion
As compensation for its management services, each International Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the respective Fund assets.
The investment advisory fees are calculated based on a Fund’s net assets as a whole and are then allocated among the Fund’s respective classes based on each class’s relative net assets.
The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust’s custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds’ daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds’ shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and Trustees meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.
Expense Limitation Agreement (International Funds). ICON has contractually entered into an Expense Limitation Agreement with respect to certain International Fund shares. Pursuant to these Agreements, ICON has agreed to reimburse or limit the Funds’ fees for such classes. In connection with these Agreements and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Funds’ business) do not exceed the following percentages:

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	Class S	Class I	Class C	Class Z	Class A	Class Q
	Expense	Expense	Expense	Expense	Expense	Expense
Fund	Limitation	Limitation	Limitation	Limitation	Limitation	Limitation
ICON Asia-Pacific Region Fund	N/A	1.80%	2.55%	1.55%	1.80%	N/A
ICON Europe Fund	N/A	1.80%	2.55%	1.55%	1.80%	N/A
ICON International Equity Fund	1.80%	1.80%	2.55%	1.55%	1.80%	1.55%
The Expense Limitation Agreement will continue in effect through January 31, 2020. A Fund may, at a later date, reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the existing expense limitation. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by the Funds, without payment of any penalty, upon 90 days’ prior written notice to ICON.
ICON has reimbursed the Funds or recouped from the Funds the following expenses pursuant to the Expense Limitation Agreement:

ICON Fund	(Reimbursement)/Recoupment
	2009	2008	2007
Asia-Pacific Region Fund	$(43,152)	$(21,793)	$(3,131)
Europe Fund	$(41,919)	$(22,551)	$(2,624)
International Equity Fund	$(58,925)	$2,692	$20,536
As of September 30, 2009, the following amounts were still available for recoupment by ICON based on their potential expiration dates:

ICON Fund	2010	2011	2012
ICON Asia-Pacific Region Fund	$3,131	$21,793	$43,152
ICON Europe Fund	$2,624	$22,551	$41,919
ICON International Equity Fund	—	—	$92,279

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Management Fees. For the fiscal years ended September 30 2009, 2008 and 2007, the management fees paid by each Fund were as follows:

Fund	Management Fee
	2009	2008	2007
ICON Consumer Discretionary Fund	$330,093	$689,056	$1,411,227
ICON Energy Fund	$4,242,379	$6,822,165	$7,132,345
ICON Financial Fund	$650,060	$1,851,601	$3,233,805
ICON Healthcare Fund	$1,240,439	$2,995,552	$5,397,290
ICON Industrials Fund	$717,978	$1,420,218	$1,135,275
ICON Information Technology Fund	$968,342	$1,952,436	$2,441,105
ICON Leisure and Consumer Staples Fund	$252,837	$422,644	$739,260
ICON Materials Fund	$772,334	$1,430,277	$1,221,027
ICON Telecommunication & Utilities Fund	$241,156	$1,032,479	$1,106,753
ICON Asia-Pacific Region Fund	$612,025	$1,466,628	$1,568,603
ICON Europe Fund	$486,496	$1,372,555	$1,513,899
ICON International Equity Fund	$1,126,145	$2,519,982	$1,691,488
ADMINISTRATIVE SERVICES
Under a separate written agreement, ICON (as “Administrator”) provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds’ financial statements. ICON receives an administrative fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.
Below is a table which shows the administrative fees paid by the Trust for the last three fiscal years.

Fiscal Year Ended	Administrative Fees
9/30/2009	$768,605
9/30/2008	$1,461,945
9/30/2007	$1,676,918
Effective April 1, 2005, ICON entered into a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”)(formerly, BISYS Fund Services Ohio, Inc.) to

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serve as sub-administrator to the Trust. For its services, ICON pays Citi at an annual rate of 0.0250% on the first $1.75 billion of the assets for all ICON Funds and 0.0150% on such assets thereafter.
Effective April 1, 2010, ICON intends to enter into a sub-administrative agreement with State Street to serve as sub-administrator to the Trust.
FUND ACCOUNTING AGENT
For its services as Fund Accounting Agent, the Trust pays Citi 0.0300% on the first $1.75 billion of all ICON Fund assets, 0.0175% on such assets between $1.75 billion and $5 billion and 0.0100% on such assets in excess of $5 billion. ICON intends for State Street to also take over as Fund Accounting Agent for the Trust from Citi effective March 1, 2010.
DISTRIBUTOR
ICON Distributors, Inc. (“IDI” or “Distributor”), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds’ distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.
The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) for the International Funds’ Class A, Class C and Class I shares. Pursuant to the 12b-1 Plan, each International Fund pays for distribution and related services provided to Class A shares and Class I shares at an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares and Class I shares of the Fund, respectively, and pays for distribution and related services provided to Class C shares at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of the Fund. The Class Z and Class Q shares do not charge a 12b-1 fee and Class Z shares are currently only offered to institutional investors. Class S shares do not charge a 12b-1 fee.
The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying, expenses in connection with the distribution of the International Funds’ shares and related activities including: providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds’ shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Board and as may be permitted by applicable

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statute, rule or regulation. The 12b-1 Plan adopted by the Trust compensates the Distributor regardless of expenses incurred by IDI.
The Distributor retains the first year’s distribution and related service fee of 1.00% assessed against Class C shares. In addition, with respect to purchases of $1 million or more for Class A shares, the Distributor retains the 12b-1 fee relating to such shares for the first year. Except as set forth in previous sentences, for Class A, and after the first year for Class C shares, the Distributor may pay up to the entire amount of these fees to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A shares.
The Board reviews expenditures made by the Distributor related to distribution of the International Funds’ Class A, Class C and Class I shares on a quarterly basis.
During the fiscal years ended September 30, 2009, 2008 and 2007, the Distributor was compensated in conjunction with the sale and distribution of the Funds’ Class C, Class I and Class A shares as follows:

	12b-1 Fees	12b-1 Fees	12b-1 Fees
	for Fiscal	for Fiscal	for Fiscal
	Year ended	Year ended	Year ended
FUND	9/30/09	9/30/08	9/30/07
ICON Asia-Pacific Region Fund — Class I	$22	$15	N/A
ICON Asia-Pacific Region Fund — Class C	$652	$149	N/A
ICON Asia-Pacific Region Fund — Class A	$1,007	$2,965	$550
ICON Europe Fund — Class I	$15	$31	N/A
ICON Europe Fund — Class C	$150	$64	N/A
ICON Europe Fund — Class A	$419	$1,332	$1,096
ICON International Equity Fund — Class I	$110,613	$436,292	$285,658
ICON International Equity Fund — Class C	$143,751	$303,364	$200,771
ICON International Equity Fund — Class A	$10,960	$21,826	$6,767

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During the fiscal year ended September 30, 2009, the Distributor expended the following amounts in marketing the Trust’s shares:

Amount of
Type of Expenses	Expense
Printing and mailing of prospectuses to persons other than current shareholders	$99,474

Payment of compensation to third parties for distribution and shareholders support services	$1,236,092

Advertising materials and fees	$11,660

Total:	$1,347,226
The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., which, to the knowledge of the Trust, was the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.
The benefits that the Board believes are reasonably likely to flow to the International Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder’s share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.
Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis pursuant to written policies and procedures.
The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan was approved by the Board, including all the independent Trustees, on August 10, 2009. As to each class of the Funds’ shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.

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CUSTODIAN
Until April 1, 2010, Brown Brothers Harriman & Co. (“Brown Brothers”), 40 Water Street, Boston, MA 02109-3661, will serve as Custodian of the Funds’ investments. Effective April 1, 2010, the Funds intend for State Street to become the custodian of the Funds’ investments. The Custodian acts as the Funds’ depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.
TRANSFER AGENT
Boston Financial Data Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Funds’ transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP (“PwC”), 1670 Broadway, Suite 1000, Denver, CO 80202, has been selected as independent registered public accounting firm for the Trust. PwC is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee.
COUNSEL
Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.
PURCHASE AND REDEMPTION OF SHARES
Each Fund, except the International Funds, offers one class of shares. The ICON Asia-Pacific Region Fund and the ICON Europe Fund each offer five classes of shares: Class A, Class C, Class I, Class S and Class Z shares. The ICON International Equity Fund offers six classes of shares: Class A, Class C, Class I, Class Q, Class S and Class Z shares. Class Q shares are closed to new investors. When purchasing shares of the International Funds, you must specify which Class is being purchased. Except for Class A shares, there is no sales charge on the purchase of shares of the Funds and the public offering price for the shares is the net asset value per share of that Class. Class A shares are subject to an initial sales charge and the public offering price of Class A shares

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equals net asset value plus the applicable sales charge. A contingent deferred sales charge of 1% applies to certain redemptions of Class A shares made within one year following purchase of $1 million or more made without an initial sales charge. See “Sales Charges” below. Class A shares have a 0.25% 12b-1 fee, Class C shares have a 1.00% 12b-1 fee and a 1% contingent deferred sales charge on shares redeemed within 1 year of purchase. Class I shares have a 0.25% 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 and by completing the application. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest in any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.
The minimum investment in any one Fund or Class of a Fund is $1,000, unless you invest using an Automatic Investment Plan. See the prospectuses for more information. See discussion below for eligibility requirements for Class Z shares of the International Funds. Subject to the minimum investment amount, shares may also be purchased by exchange.
Shares of the Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Agents”). These Agents may receive different levels of compensation from IDI for selling different classes of shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust’s prospectuses and SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.
The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, generally no later than 9:00 a.m. Eastern Time following the day that such purchase or redemption orders are received by the broker or intermediary.

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Institutional Class of Shares
Class Z shares of the International Funds are offered to institutional investors and can be only purchased by:
•	A bank, trust company or other type of depository institutions;

•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

•	Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”.
“Eligible Benefit Plans” are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the ICON Family of Funds exceeds $1,000,000.
•	ICON Trustees and their immediate family members, Fund Counsel and ICON employees and their immediate family members, including parents and siblings may also purchase Class Z shares.
The Fund reserves the right to change the criteria for investors eligible for Class Z shares.
ICON reserves the right to reimburse certain expenses of Class Z shareholders who have a significant investment, at its discretion. The reimbursement will not be paid by the Fund in any way.
Grandfathered Shareholders
ICON International Equity Class Z shareholders who established an account on or before January 29, 2004 are grandfathered into Class Q shares of the Fund.
The Trust reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Trust. The Trust reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

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Redemptions Other Than in Cash
It is possible that, in the future, conditions may exist which would, in ICON’s opinion, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, ICON may authorize payment to be made in portfolio securities or other property of the Funds. However, the Trust is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by ICON based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.
Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

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SALES CHARGE
SALES CHARGE — Class A Shares
The public offering price of Class A shares of the International Funds equals net asset value plus the applicable sales charge. The Distributor receives a portion of this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

	SALES CHARGES	SALES CHARGE	DEALER COMMISSION
SIZE OF TRANSACTION AT	AS A % OF	AS A % OF YOUR	AS A % OF
OFFERING PRICE	OFFERING PRICE	INVESTMENT	OFFERING PRICE
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%	0.00%	0.00%
There is no initial sales charge on purchases of $1 million or more. However, a 1% contingent deferred sales charge may apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. The contingent deferred sales charge is based on the original purchase cost.
Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases not subject to sales charges consist of purchases of $1 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.
A dealer concession of up to 1% may be paid by a Fund under its Class A shares 12b-1 Plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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SALES CHARGE WAIVERS
The Distributor may waive sales charges for the purchase of Class A shares of the Funds by or on behalf of (1) employees and retired employees (including the spouse, children under the age of 21 and grandchildren under the age of 21 (“Family Members”) of employees and retired employees) of ICON and its affiliates, (2) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the Family Members of such individuals), (3) investment advisers or financial planners that are authorized to sell shares of the Funds, and their employees, and (4) (and the Family Members of such individuals), (4) companies exchanging securities with a Fund through a merger, acquisition or exchange offer, (5) accounts managed by ICON and its affiliates, (6) ICON and its affiliates., (7) an individual or entity with a substantial business relationship with ICON or its affiliates. To receive a sales charge waiver in conjunction with any of the above categories, investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.
SALES CHARGE REDUCTIONS
An investor may qualify for reduced initial sales charges under the privileges as set forth below. An investor may include the investments of Family Members to qualify for a reduced sales charge pursuant to such privileges. Upon the request to include a Family Member’s investments for the purpose of qualifying for a reduced sales charge, the investor will be asked for information regarding the Family Member (including the Family Member’s Social Security number).
Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A shares of two or more ICON Funds. For example, if an investor concurrently purchases Class A shares in one of the Funds at the total public offering price of $75,000 and Class A shares in another Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s Family Members and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.
Letter of Intent. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A shares of the Funds at a designated total public offering price within a

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designated 13-month period. Each purchase of Class A shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). At your request, purchases of Class A shares made during the previous 90 days may be included in calculating the Letter of intent amount. A Letter of Intent may include the purchases of the investor’s Family Members.
A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. Generally, Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. If the proceeds from this redemption are inadequate, the investor will be liable to the Distributor for the balance still outstanding. Dividends on escrowed Class A shares, whether paid in cash or reinvested in additional Class A shares, are not subject to escrow. The escrowed Class A shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. The dealer assigned to an account at the time of each purchase made during the 13-month period will receive an appropriate commission adjustment. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.
The Letter of Intent may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Letter of Intent, except that the 13-month period during which purchases must be made will remain the same. Accordingly, the sales charge paid on investments made 90 days prior to the revised Letter of Intent will be adjusted to reflect the revised Letter of Intent.
The Letter of Intent will be considered completed if the investor dies within the 13-month period. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the investor’s death.
For further information about Letters of Intent, interested investors should contact the Trust at 1-800-764-0442. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

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Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Funds then being purchased plus (b) an amount equal to the greater of the then current net asset value of the “purchaser’s combined holdings” of all Class A share classes of the Funds or the amount of the original investment less any withdrawals. The “purchaser’s combined holdings” described above shall include the combined Class A shares holdings of the purchaser, the purchaser’s Family Members and the purchaser’s retirement plan accounts. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.
Aggregating Accounts. Class A shares investments which qualify for aggregation include those made by an investor and such investor’s Family Members, if all parties are purchasing shares for their own accounts and/or the following other accounts:
•	individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

•	business accounts solely controlled by the investor or the Investor’s Family Member

•	trust accounts established by the investor or the investor’s Family Members (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

•	endowments or foundations established and controlled by the investor or the investor’s Family Members; or
Individual Class A purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:
•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

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•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.
Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Reinstatement Privilege (Class A only)
The Prospectus for Class A shares describes redeeming shareholders’ reinstatement privileges. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 90 days after the redemption. The reinstatement or exchange will be made at the net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or the nearest full share if fractional shares are not purchased.
Even though an account is reinstated, the redemption will constitute a sale for federal tax purposes. Investors who reinstate their accounts by purchasing shares of the funds should consult their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of redemption.
Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge of 1% applicable to redemptions of Class A shares made within one year following purchases of $1 million or more without an initial sales charge and the contingent deferred sales charge applicable to redemptions of Class C shares made within one year of purchase may be waived in the following circumstances:
•	Redemptions due to death or post purchase disability of a shareholder (accounts registered in the names of trusts and other entities are generally excluded). With respect to joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

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•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust documents.
Class A shares only
•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

•	Redemptions in Class A shares that are subject to a contingent deferred sales charge and are withdrawn through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 10% of the value of an account (including Class A shares in all ICON Funds) annually (the “10% limit”). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 10% limit, as applicable. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 10% limit, as applicable. In the case of a systematic withdrawal plan, the 10% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
Class C shares only
The following types of transactions, if together they do not exceed 12% in the case of Class C shares of the value of the account annually:
•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

•	Redemptions through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not

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exceed 10% of the value of an account annually (the “10% limit”). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 10% limit. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 10% limit. In the case of a systematic withdrawal plan, the 10% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
When an exchange is made from Class A or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. In addition, if a Class C shareholder of another ICON Fund exchanges into the Class C shares of the ICON Bond Fund and subsequently redeems within one-year of the initial purchase, they will be subject to the 1% CDSC applicable to the initial fund in which they purchased. Conversely, if a Class C shareholder of the ICON Bond Fund exchanges into Class C shares of another ICON Fund and subsequently redeems within the first year of their initial purchase, the shareholder will be assessed a CDSC of 0.85%.
PORTFOLIO TRANSACTIONS – BROKERAGE ALLOCATION
SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS
ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund’s portfolio transactions effected through another broker/dealer (i.e. by using “step-outs”), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transactions to a broker/dealer that

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promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds’ portfolio securities transactions does not consider or take into account information about the broker/dealers’ promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.
BEST EXECUTION
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.
Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.
SOFT DOLLAR TRANSACTIONS
Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a “safe harbor” to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term “broker” includes such a dealer, and the term “brokerage” or “brokerage services” includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

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The types of research services and products provided include, without limitation:
•	earnings information and estimates

•	stock quote systems

•	trading systems

•	trading measurement services

•	data feeds from stock exchanges

•	software programs
Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a “mixed use”). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.
ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.
ICON may receive a benefit from the research products or services that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.
As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2009 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.
TRADE ALLOCATION
A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as

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feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.
BROKERAGE COMMISSIONS
Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.
The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the “markup” it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2009, 2008 and 2007.
Brokerage Commissions on Agency Transactions

Fund	2009	2008	2007
ICON Consumer Discretionary Fund	$327,532	$387,897	$463,036
ICON Energy Fund	$2,835,899	$1,562,907	$911,282
ICON Financial Fund	$637,519	$1,162,621	$653,589
ICON Healthcare Fund	$457,693	$542,432	$469,363
ICON Industrials Fund	$307,207	$346,912	$252,051
ICON Information Technology Fund	$557,394	$859,885	$592,396
ICON Leisure and Consumer Staples Fund	$164,983	$125,228	$311,408
ICON Materials Fund	$375,386	$246,154	$309,124
ICON Telecommunication & Utilities Fund	$58,318	$242,680	$347,341
ICON Asia-Pacific Region Fund	$350,981	$850,630	$604,401
ICON Europe Fund	$227,845	$757,783	$590,504
ICON International Equity Fund	$622,219	$1,485,678	$754,122
The aggregate amount of transactions during the fiscal year ended September 30, 2009 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:

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	Total Agency	Commissions Paid on
Fund	Transactions	Transactions
ICON Consumer Discretionary Fund	$54,634,617	$92,831
ICON Energy Fund	$991,943,910	$1,135,986
ICON Financial Fund	$61,520,920	$131,451
ICON Healthcare Fund	$128,020,865	$150,758
ICON Industrials Fund	$30,834,011	$58,976
ICON Information Technology Fund	$16,118,653	$30,243
ICON Leisure and Consumer Staples Fund	$43,302,903	$65,391
ICON Materials Fund	$96,527,283	$184,061
ICON Telecommunication & Utilities Fund	$1,902,382	$3,540
ICON Asia-Pacific Region Fund	$260,174	$567
ICON Europe Fund	$307,325	$1,998
ICON International Equity Fund	—	—
During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.
During the fiscal year ended September 30, 2009, certain of the Funds held securities of their regular brokers or dealers as follows:

Fund	Broker	Value as of 9/30/09
ICON Financial Fund	Goldman Sachs	$5,788,590
	JPMorgan Chase	$4,877,166

ICON Europe Fund	Societe Generale	$832,568

ICON International Equity Fund	Societe Generale	$1,389,743
CAPITAL STOCK
The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

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The following sets forth as of December 31, 2009 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund’s issued and outstanding shares:

		Percentage
Name and Address of Record		of the Fund
Owner	Fund Name	Owned
Ameritrade, Inc.	ICON Healthcare Fund	5.73%
P.O. Box 2226	ICON Materials Fund	5.35%
Omaha, NE 68103-2226

Charles Schwab & Co, Inc.	ICON Asia-Pacific Region Fund — Class S	9.01%
101 Montgomery Street	ICON Consumer Discretionary Fund	7.39%
San Francisco, CA 94104-4151	ICON Energy Fund	43.66%
	ICON Europe Fund — Class S	8.80%
	ICON Financial Fund	12.73%
	ICON Healthcare Fund	21.89%
	ICON Industrials Fund	5.13%
	ICON Information Technology Fund	11.86%
	ICON International Equity Fund — Class I	6.55%
	ICON International Equity Fund — Class S	7.25%
	ICON International Equity Fund — Class Z	6.57%
	ICON Materials Fund	34.46%
	ICON Telecommunication & Utilities Fund	32.25%

City of Roseville Employees	ICON International Equity Fund — Class Z	16.79%
Retirement System
29777 Gratiot Avenue
Roseville, MI 48066-2179

First Clearing, LLC	ICON Europe Fund — Class A	11.41%
A/C 1656-6068
Madelyn Bourdet
10164 Pacheco Pass Highway
Hollister, CA 95023-9504

First Clearing, LLC	ICON Europe Fund — Class A	7.95%
A/C 5625-7781/FCC as Custodian
David R. Massengill (SEP IRA)
2300 Twelve Oaks
Edmond, OK 73025-1514

First Clearing, LLC	ICON Asia-Pacific Region Fund — Class A	9.00%
A/C 4999-9190
Bradley Clifford Baker & Susanne C.
Baker JTTENENT
26 Highland Court
Mount Bethel, PA 18343-5868

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		Percentage
Name and Address of Record		of the Fund
Owner	Fund Name	Owned
First Clearing, LLC	ICON Asia-Pacific Region Fund — Class A	7.46%
A/C 2429-4212
Maureeen A. Eultgen Revocable
Living Trust
Maureen A. Eultgen, Trustee
6443 Stillhouse Lane
High Ridge, MO 63049-2014

First Clearing, LLC	ICON Asia-Pacific Region Fund — Class C	18.07%
A/C 1718-2927
Steven Braesch Revocable Trust
Steven Braesch Trustee
3523 King Arthur Road

First Clearing, LLC	ICON Asia-Pacific Region Fund — Class A	7.02%
A/C 2855-4019
Peter J. McGowan & Wendy B.
McGowan JTWROS
3 Robin Hill Lane
Saint Louis, MO 63124-1852

First Clearing, LLC	ICON Asia-Pacific Region Fund — Class C	14.49%
A/C 5101-3887
Body Image Laser Ins Pen Pl
Dr. Jay Garcia, Trustee
2801 South Macdill Avenue
Tampa, FL 33629-7223

First Clearing, LLC	ICON Asia-Pacific Region Fund — Class C	10.88%
A/C 1753-5657
Body Image Laser Ins 401(k) PSP
Dr. Jay Garcia, Trustee
2801 South Macdill Avenue
Tampa, FL 33629-7223

First Clearing, LLC	ICON Asia-Pacific Region Fund — Class C	9.05%
A/C 5330-7849
Edward M. Logan IRA
FCC as Custodian
140 Patlin Circle East
Largo, FL 33770-3007

First Trust Corporation	ICON Asia-Pacific Region Fund — Class A	5.58%
Trustee Steven Tulxin
P.O. Box 173301
Denver, CO 80217-3301

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		Percentage
Name and Address of Record		of the Fund
Owner	Fund Name	Owned
ICON Advisers, Inc.	ICON Asia-Pacific Region Fund — Class I	24.02%
5299 DTC Boulevard, 12th Floor	ICON Asia-Pacific Region Fund — Class Z	58.19%
Greenwood Village, CO 80111-3333	ICON Europe Fund — Class C	13.35%
	ICON Europe Fund — Class I	100.00%
	ICON Europe Fund — Class Z	100.00%

Merrill Lynch Pierce Fenner & Smith	ICON International Equity Fund — Class C	7.34%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
The broker-dealers and/or trust company custodians indicated hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of December 31, 2009.
There are ICON clients that are invested in the Funds through ICON’s mutual fund allocation programs (“MFAPs”). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds’ shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.
Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.
PRICING OF SHARES
The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m.

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EST) (the “Valuation Time”) on each day the Exchange is open for trading, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Exchange is not open for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds’ foreign securities holdings on such days may affect the value of the Funds’ shares on days when shareholders will not be able to purchase, exchange or redeem shares.
The net asset value per share of Fund, or each class of Fund in the case of the International Funds, is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Fund or class, less the Fund’s liabilities (including accrued expenses) attributable to that Fund or class, by the number of outstanding shares of that Fund or class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of the International Funds, the per share net asset value of each class will differ.
Domestic Equities. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.
Foreign Securities. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

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Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert currencies to U.S. dollars.
Debt Instruments. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows: (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.
Securities for Which Market Quotations are not Available. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.
Pricing Services. The Board periodically reviews and approves the pricing services used to value the Funds’ securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.
Options. Option contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.

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TAX STATUS
TAXATION OF THE FUNDS IN GENERAL
Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year (“investment company taxable income”). The Funds intend to distribute substantially all of such income.
To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, currencies, and net income derived from qualified publicly traded partnerships. (the “90% test”), and (2) satisfy certain tax diversification requirements at the close of each quarter of the Fund’s taxable year.
If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.
The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of that year plus (3) any undistributed income (not taxable to the Fund) from the preceding calendar year. Each Fund intends to make distributions necessary to avoid imposition of this excise tax.

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The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.
TAXATION OF THE FUNDS’ INVESTMENTS
A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in its income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such provisions and requirements generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.
When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.
Some futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

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If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
TAXATION OF SHAREHOLDERS
Dividends a Fund pays that are derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the disposition of certain market discount bonds (collectively “dividends”), are taxable to its shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund’s net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) (“capital gain distribution”) are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

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All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. The Jobs and Growth Tax Relief Reconciliation Act of 2003 will expire in 2010. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.
Distributions by a Fund will reduce the net asset value of its shares. If a distribution reduces the value of a shareholder’s shares below their cost basis, the distribution nevertheless will be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund’s shares just prior to a distribution thus may receive a return of capital upon a distribution that will nevertheless be taxable to them.
A redemption of shares (including any exchange into another Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of any capital gain distribution(s) received on the shares.
A Fund may be required to withhold federal income tax at the rate of 28% (through 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the “IRS”) that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

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OTHER TAX CONSIDERATIONS
Distributions to a shareholder may be subject to state, local and non-U.S. taxes, depending on the shareholder’s particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.
If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal income tax purposes (“PFIC”) and the Fund does not elect to treat the PFIC as a “qualified electing fund” within the meaning of the Code or to “mark-to-market” the marketable stake of any PFIC, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to an interest charge with respect to deferred taxes arising from those distributions or gains. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a “qualified electing fund” the Fund will be required to include in its income each taxable year a portion of the ordinary income and net capital gain of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, excluding investments in commodities, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.
Generally, the hedging transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized

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by the Funds, which is taxed as ordinary income when distributed to shareholders.
The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Requirements related to a Fund’s status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.
Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

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Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, “foreign taxes”). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It can be difficult to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. If this election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.
ADDITIONAL INFORMATION
TRUST SHARES
The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.
Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.
On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required.

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Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.
REGISTRATION STATEMENT
A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

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APPENDIX
Ratings of Corporate Bonds
     The following are nationally recognized statistical rating organizations (“NRSROs”): Fitch IBCA, Duff & Phelps (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), and Thompson Bankwatch, Inc. (“TBW”).
     Guidelines for Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.
     The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively. Moody’s applies the numerical modifiers 1, 2 and 3 to the rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category. S&P modifies the ratings with the addition of a plus (+) or minus (-) sign to show relation standing within the major ratings category.
Moody’s. The characteristics of these debt obligations rated by Moody’s are generally as follows:
     Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
     A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such

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bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Standard & Poor’s. The characteristics of these debt obligations rated by S&P are generally as follows:
     AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
     AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
     A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
     BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.
     BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
     B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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Ratings of Preferred Stock
Moody’s. The characteristics of these securities rated by Moody’s are generally as follows:
     “aaa” — An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
     “aa” — An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
     “a” — An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
     “baa” — An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
     “ba” — An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
     “b” — An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
     Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s. The characteristics of these securities rated by S&P are generally as follows:
     AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
     AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.
     A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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     BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.
     BB, B — Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Ratings of Commercial Paper
     The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody’s, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody’s), A-1 or A-1+ (S&P), and TBW-1 (TBW).
     Description of Moody’s commercial paper ratings. Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).
     Description of S&P’s commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The “A” categories are as follows:
     A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
     A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

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     A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
     A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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PART C. OTHER INFORMATION
ITEM 23. EXHIBITS
(A)	(1) Master Trust Agreement dated September 19, 1996, is incorporated by reference from Registrant’s Initial Registration Statement on Form N-1A filed with the Commission on October 28, 1996 (the “Initial Registration Statement”).
(2) Amendment No. 1 to Master Trust Agreement dated October 24, 1996 is incorporated by reference from Registrant’s Initial Registration Statement.
(3) Amendment No. 2 to the Master Trust Agreement dated December 18, 1996 is incorporated by reference from Pre-effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed with the Commission on December 19, 1996 (“Pre-effective Amendment”).
(4) Amendment No. 3 to the Master Trust Agreement dated February 18, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed January 20, 2000.
(5) Amendment No. 4 to the Master Trust Agreement dated June 28, 2000 is incorporated by reference from Post-Effective Amendment No. 8 to Registrant’s Registration Statement filed September 25, 2000.
(6) Amendment No. 5 to the Master Trust Agreement dated August 16, 2000 is incorporated by reference from Post-Effective Amendment No. 9 to Registrant’s Registration Statement filed November 30, 2000.
(7) Amendment No. 6 to the Master Trust Agreement dated February 13, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant’s Registration Statement filed November 30, 2001.
(8) Amendment No. 7 to the Master Trust Agreement dated August 1, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant’s Registration Statement filed November 30, 2001.
(9) Amendment No. 8 to the Master Trust Agreement dated May 14, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(10) Amendment No. 9 to the Master Trust Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed September 30, 2002.

(11) Amendment No. 10 to the Master Trust Agreement dated November 14, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.
(12) Amendment No. 11 to the Master Trust Agreement dated November 1, 2004 is incorporated by reference from Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed January 27, 2005.
(13) Amendment No. 12 to the Master Trust Agreement dated March 23, 2006 is incorporated by reference from Post-Effective Amendment No. 23 to Registrant’s Registration Statement filed March 24, 2006.
(14) Amendment No. 13 to the Master Trust Agreement dated November 7, 2006 is incorporated by reference from Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on January 29, 2007.
(15) Amendment No. 14 to the Master Trust Agreement dated December 20, 2007, is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.
(16) Amendment No. 15 to the Master Trust Agreement dated May 18, 2009 is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Registration Statement filed on November 23, 2009.
(B)	By-Laws dated October 9, 1996, are incorporated by reference from Registrant’s Initial Registration Statement.
(C)	Relevant parts, including Article V of the Master Trust Agreement dated September 19, 1996 are incorporated by reference from Registrant’s Initial Registration Statement. Other instruments defining rights of security holders — Not applicable.
(D)	Advisory Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated October 9, 1996 is incorporated by reference from Registrant’s Initial Registration Statement.
(1) Investment Advisory Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(2) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 15 to Registrant’s Registration Statement filed November 27, 2002.

(3) Amendment dated January 1, 2004 to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(4) Amendment dated January 1, 2004 to Investment Advisory Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(5) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(6) Amendment to Advisory Fee Schedule to Investment Advisory agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(7) Amendment dated January 29, 2005 to Advisory Fee Schedule to Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed January 27, 2005.
(8) Amendment dated January 31, 2006 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 21 to the Registration Statement filed on November 30, 2005.
(E)	(1) Amended and Restated Distribution Agreement and Schedule A between Registrant, ICON Advisers, Inc., and ICON Distributors, Inc. dated May 16, 2006 are incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.
(2) Amendment dated December 20, 2007 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.
(F)	Bonus or profit sharing contracts — Not applicable

(G)	(1) Custodian Agreement between Registrant and Firstar Trust Company (now known as US Bank, N.A.) dated October 9, 1996, including Global Custody arrangement with Chase Manhattan Bank effective October 9, 1996 are incorporated by reference from Registrant’s Initial Registration Statement.
(2) Amendment to Custodian Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.

(3) Amendment to Custodian Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(4) Amendment to Custodian Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(5) Amendment to Custodian Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed September 30, 2002.
(6) May 2, 2001 Amendment to Global Custody Agreement with J.P. Morgan Chase is incorporated by reference from Post-Effective Amendment No.12 to Registrant’s Registration Statement filed January 29, 2002.
(7) Amendment to Custodian Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(8) Amendment dated January 29, 2005 to Custodian Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed January 27, 2005.
(9) Custodian Agreement between Registrant and Brown Brothers Harriman & Company dated April 6, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.
(10) Special Custody Account Agreement between Registrant, Brown Brothers Harriman & Company, and Jefferies & Company, Inc. dated April 25, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.
(H)	(1) Administrative Services Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated March 1, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed January 20, 2000.
(a) First Amendment to Administrative Services Agreement dated September 1, 2003 is incorporated by reference from Post Effective Amendment No. 17 to Registrant’s Registration Statement filed on November 26, 2003.
(b) Second Amendment to Administrative Services Agreement dated January 1, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(c) Amendment to the Administrative Services Agreement Fee Schedule dated January 31, 2006 is incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed November 30, 2005.
(2) Sub-Administration Agreement between ICON Advisers, Inc. and Citi Fund Services Ohio, Inc. dated April 1, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.
(3) Transfer Agent Agreement between Registrant and Firstar Trust Company (now known as U.S. Bancorp Fund Services LLC) dated October 9, 1996 is incorporated by reference from Registrant’s Initial Registration Statement.
(a) Amendment to Transfer Agent Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(b) Amendment to Transfer Agent Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(c) Amendment to Transfer Agent Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(d) Amendment to Transfer Agent Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed September 30, 2002.
(e) Addendum to Transfer Agent Agreement dated July 24, 2002 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.
(f) Amendment to Transfer Agent Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(g) Amendment dated January 29, 2005 to Transfer Agent Agreement is incorporated by reference from Post-effective Amendment No. 20 to the Registrant’s Registration Statement filed January 27, 2005.
(4) Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. dated April 22, 2005 is incorporated by reference from

Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.
(5) Fund Accounting Servicing Agreement between Registrant and Firstar Trust Company (now known as U.S. Bancorp Fund Services LLC) dated October 9, 1996 is incorporated by reference from Registrant’s Initial Registration Statement.
(a) Amendment to Fund Accounting Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(b) Amendment to Fund Accounting Servicing Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(c) Amendment to Fund Accounting Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(d) Amendment to Fund Accounting Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed September 30, 2002.
(e) Amendment to Fund Accounting Servicing Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(f) Amendment dated January 29, 2005 to Fund Accounting Servicing Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed January 27, 2005.
(6) Fund Accounting and Financial Administration Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. dated April 1, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.
(7) Fulfillment Servicing Agreement between Registrant and Firstar Mutual Fund Services LLC (now known as U.S. Bancorp Fund Services LLC) dated November 10, 1998 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(a) Amendment to Fulfillment Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.

(b) Amendment to Fulfillment Servicing Agreement dated February 7, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(c) Amendment to Fulfillment Servicing Agreement January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(d) Amendment to Schedule A to Fulfillment Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(e) Amendment to Schedule A to Fulfillment Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed September 30, 2002.
(f) Amendment to Schedule A to Fulfillment Servicing Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(g) Amendment dated January 29, 2005 to Schedule A to Fulfillment Servicing Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed January 27, 2005.
(8) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(a) First Amendment to Expense Limitation Agreement dated August 12, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.
(b) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.
(c) Second Amendment dated January 1, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(d) Third Amendment dated January 29, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(e) First Amendment dated January 1, 2004 to Expense Limitation Agreement dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.
(f) Fourth Amendment dated August 9, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.
(g) Fifth Amendment dated November 22, 2004 to Expense Limitation Agreement dated July 9, 2004 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.
(h) Sixth Amendment dated August 9, 2005 to Expense Limitation Agreement dated July 9, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.
(i) Seventh Amendment dated May 16, 2006 to Expense Limitation Agreement dated July 9, 2005 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.
(j) Schedule A dated May 16, 2006 to Seventh Amendment to Expense Limitation Agreement dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.
(k) Eighth Amendment and Schedule A to Expense Limitation Agreement dated August 29, 2006 is incorporated by reference from Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed January 29, 2007.
(l) Ninth Amendment and Schedule A to Expense Limitation Agreement dated December 20, 2007, is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(m) Tenth Amendment and Schedule A to Expense Limitation Agreement dated August 11, 2008, is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Statement filed on November 23, 2009.
(n) Eleventh Amendment and Schedule A to Expense Limitation Agreement dated August 10, 2009, is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Statement filed on November 23, 2009.
(I)	(1) Opinion and Consent of Kirkpatrick & Lockhart is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.
(2) Opinion and Consent of Lynch, Brewer, Hoffman, & Fink, LLP with respect to Class A shares of certain ICON Funds is incorporated by reference from Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on January 29, 2007.
(3) Opinion and Consent of Lynch, Brewer, Hoffman, & Fink, LLP with respect to Class A shares of certain ICON Funds is incorporated by reference from Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on January 29, 2007.
(3) Opinion and Consent of Lynch, Brewer, Hoffman, & Fink, LLP with respect to Class A shares of certain ICON Funds is filed with this Post-Effective Amendment No. 32.
(J)	(1) Consent of PricewaterhouseCoopers LLP is filed with this Post-Effective Amendment No. 32.
(2) Powers of Attorney for Trustees and Officers dated November 22, 2004 are incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.
(3) Powers of Attorney for Trustees and Officers dated November 15, 2005 are incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.
(K)	Omitted financial statements — Not applicable.

(L)	Copy of Letter of Initial Stockholder is incorporated by reference to the Pre-effective Amendment.

(M)	(1) Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on January 29, 2007.
(2) Amendment to Exhibit A dated November 16, 2007 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.
(N)	(1) Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.
(2) Amendment to Schedule A dated December 20, 2007 to Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.
(3) Amended and Restated Rule 18f-3 Plan dated August 10, 2009 is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Registration Statement filed on November 23, 2009.
(O) Code of Conduct, Insider Trading Policy, Gift Policy, Outside Employment Policy, effective January 12, 2009, for ICON Funds, ICON Advisers, Inc. and ICON Distributors, Inc. is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Registration Statement filed on November 23, 2009.
ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled “The Investment Adviser, Distributor and Other Service Providers.”
ITEM 25. INDEMNIFICATION
Under Article VI of the Registrant’s Master Trust Agreement, each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant (a “Covered Person”) shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.
ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
Registrant’s investment adviser, administrator and distributor information is incorporated by reference to the Prospectuses and SAI contained in Part A and Part B of this Registration Statement at the sections entitled “The Funds’ Investment Manager” in the Prospectuses, and “The Investment Adviser, Distributor and Other Service Providers” in the SAI.
ITEM 27. PRINCIPAL UNDERWRITERS
ICON Distributors, Inc. (“IDI”) is the Registrant’s principal underwriter. It is not an underwriter for any other investment company. Information pertaining to IDI is incorporated by reference to the Statements of Additional Information contained in Part B of this Registration Statement at the sections entitled “The Investment Adviser, Distributor, and Other Service Providers.”
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under will be maintained by the Registrant at Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 and/or by the Registrant’s Custodian (Brown Brothers Harriman) and the Registrant’s transfer and shareholder service agent, Boston Financial Data Services, Inc.

ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
None.
ITEM 30. UNDERTAKINGS
Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement on Form N-1A (File No. 333-14927) (the “Registration Statement”) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Greenwood Village, State of Colorado, on the 25th day of January, 2010.

Attest:	ICON FUNDS

/s/ Donald Salcito	/s/ Craig T. Callahan
Donald Salcito	Craig T. Callahan
Secretary	President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

/s/ Craig Callahan Craig Callahan	President and Trustee	January 25, 2010

/s/* Glen Bergert Glen Bergert	Trustee	January 25, 2010

/s/* John Pomeroy John Pomeroy	Trustee	January 25, 2010

/s/* Michael Sentel Michael Sentel	Trustee	January 25, 2010

/s/* Gregory Kellam Scott Gregory Kellam Scott	Trustee	January 25, 2010

/s/ Erik L. Jonson Erik L. Jonson	Vice President, Principal Financial Officer and Treasurer	January 25, 2010

/s/ Donald Salcito Donald Salcito	Vice President and Secretary	January 25, 2010

By:	/s/ Donald Salcito
Donald Salcito
Attorney-in-Fact*

*	Original Powers of Attorney authorizing Donald Salcito, Erik L. Jonson and Charles W. Lutter, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant are incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on November 20, 2005.

INDEX to EXHIBITS
ITEM DESCRIPTIONS

EXHIBIT	DESCRIPTION
(I)(3)	Opinion and Consent of Lynch, Brewer, Hoffman, & Fink, LLP.

(J)(1)	Consent of PricewaterhouseCoopers LLP.